UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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ADVANCED MICRO DEVICES, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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ADVANCED MICRO DEVICES, INC.

2485 AUGUSTINE DRIVE

SANTA CLARA, CALIFORNIA 95054

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

You are cordially invited to attend our 2019 annual meeting of stockholders (our “Annual Meeting”) to be held on Wednesday, May 15, 2019 at 9:00 a.m. Pacific Time at Advanced Micro Devices, Inc., 2485 Augustine Drive, Santa Clara, California 95054. We are holding our Annual Meeting to:

•	Elect the seven director nominees named in this proxy statement;

•	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year;

•

Approve the amendment and restatement of the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan (as amended and restated, the “2004 Plan”) to: (i) increase the number of authorized shares that can be awarded to our employees, consultants and directors under the 2004 Plan by 29 million shares and (ii) update the plan for certain tax law changes;

•

Approve on a non-binding, advisory basis the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission (the “SEC”); and

•	Transact any other business that properly comes before our Annual Meeting or any adjournment or postponement thereof.

We are pleased to provide access to our proxy materials over the Internet under the SEC’s “notice and access” rules. As a result, we are mailing to our stockholders (other than those who previously requested printed or emailed materials on an ongoing basis) a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of printed copies of our proxy materials. The Notice contains instructions on how to access our proxy materials on the Internet, how to vote on the Internet and how you can receive printed or emailed copies of our proxy materials. We believe that providing our proxy materials over the Internet will lower our Annual Meeting’s cost and environmental impact, while increasing the ability of our stockholders to access the information that they need.

Stockholders of record at the close of business on March 18, 2019 and holders of proxies for those stockholders may attend and vote at our Annual Meeting. To attend our Annual Meeting in person, you must present valid photo identification, and, if you hold shares through a broker, bank, trustee or nominee (i.e., in street name), you must also present a letter from your broker or other nominee showing that you were the beneficial owner of the shares on March 18, 2019.

This year, we are also pleased to offer a virtual annual meeting at which our stockholders can view our Annual Meeting at AMD.onlineshareholdermeeting.com. This virtual meeting will be in addition to our physical meeting. Stockholders at the close of business on March 18, 2019 may also ask questions and vote at the virtual meeting via the Internet. We hope this will allow our stockholders who are unable to attend our Annual Meeting in person to participate in the virtual meeting.

Sincerely,

HARRY A. WOLIN

Senior Vice President, General Counsel and Corporate

Secretary

This notice of annual meeting is dated March 21, 2019 and will first be distributed and made available to the stockholders of Advanced Micro Devices, Inc. on or about March 21, 2019.

YOUR VOTE IS IMPORTANT AND WE ENCOURAGE YOU TO VOTE PROMPTLY

Important notice regarding Internet availability of proxy materials: This proxy statement and our

Annual Report on Form 10-K for the fiscal year ended December 29, 2018 are available at

www.proxyvote.com and on the Investor Relations pages of our website at www.amd.com or ir.amd.com.

2019 NOTICE OF MEETING AND PROXY STATEMENT

2019 NOTICE OF MEETING AND PROXY STATEMENT

Table of Contents (continued)

2019 NOTICE OF MEETING AND PROXY STATEMENT

ADVANCED MICRO DEVICES, INC.

PROXY STATEMENT

2019 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS

In this proxy statement, the words “AMD,” the “Company,” “we,” “ours,” “us” and similar terms refer to Advanced Micro Devices, Inc. and its consolidated subsidiaries, unless the context indicates otherwise.

1.	Q:	WHY DID I RECEIVE A NOTICE IN THE MAIL REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A FULL SET OF PROXY MATERIALS?

	A:	In accordance with rules adopted by the SEC, commonly referred to as “Notice and Access,” we may furnish proxy materials by providing access to the documents on the Internet, instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice was mailed on or about March 21, 2019 to stockholders of record on March 18, 2019 (the “Record Date”) who have not previously requested to receive printed or emailed materials on an ongoing basis. The Notice instructs you as to how you may access our proxy materials on the Internet and how to vote on the Internet.

You may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis by following the instructions in the Notice. Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the environmental impact of our annual meetings. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

2.	Q:	WHY AM I RECEIVING PROXY MATERIALS?

A:

Our board of directors (the “Board”) is providing these materials to you in connection with the Board’s solicitation of proxies for use at our Annual Meeting, which will take place on Wednesday, May 15, 2019 at 9:00 a.m. Pacific Time at AMD, 2485 Augustine Drive, Santa Clara, California 95054 and virtually at AMD.onlineshareholdermeeting.com. Our stockholders as of the close of business on the Record Date are invited to attend or participate in our Annual Meeting and are requested to vote on the items described in this proxy statement. This proxy statement includes information that we are required to provide to you under SEC rules and is designed to assist you in voting your shares.

3.	Q:	WHAT IS INCLUDED IN THE PROXY MATERIALS?

A:

The proxy materials for our Annual Meeting include the Notice, this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 29, 2018 (our “Annual Report”). If you received a printed copy of these materials, the proxy materials also include a proxy card or voting instruction form.

4.	Q:	HOW CAN I ACCESS THE PROXY MATERIALS OVER THE INTERNET?

A:

The Notice, proxy card and voting instruction form contain instructions on how you may access our proxy materials on the Internet and how to vote on the Internet. Our proxy materials are also available at www.proxyvote.com and the Investor Relations page of our website at www.amd.com or ir.amd.com.

5.	Q:	WHO IS SOLICITING MY VOTE?

A:

This proxy solicitation is being made by the Board of Advanced Micro Devices, Inc. We have retained MacKenzie Partners, Inc., professional proxy solicitors, to assist us with this proxy solicitation. We will pay the entire cost of this solicitation, including MacKenzie’s fees and expenses, which we expect to be approximately $30,000.

6.	Q:	WHO IS ENTITLED TO VOTE?

	A:	Stockholders as of the close of business on the Record Date are entitled to vote on all items properly presented at our Annual Meeting. On the Record Date, 1,081,563,723 shares of our common stock were outstanding. Every stockholder is entitled to one vote for each share of common stock held on the Record Date. A list of these stockholders will be available during regular business hours at our headquarters, located at 2485 Augustine Drive, Santa Clara, California 95054, from our Corporate Secretary at least ten days before our Annual Meeting. The list of stockholders will also be available at the time and place of our Annual Meeting.

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2019 NOTICE OF MEETING AND PROXY STATEMENT

Questions and Answers (continued)

7.	Q:	WHAT AM I BEING ASKED TO VOTE ON?

	A:	You may vote on:

	•	Proposal 1: Election of the seven director nominees named in this proxy statement.
	•	Proposal 2: Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year.
	•	Proposal 3: Approval of the amendment and restatement of the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan (as amended and restated, the “2004 Plan”) to: (i) increase the number of authorized shares that can be awarded to our employees, consultants and directors under the 2004 Plan by 29 million shares and (ii) update the plan for certain tax law changes.
	•	Proposal 4: Approval on a non-binding, advisory basis of the compensation of our named executive officers (“Say-On-Pay”).
	•	Such other business as may properly come before our Annual Meeting or any adjournment or postponement of our Annual Meeting.
8.	Q:	HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?

	A:	The Board recommends that you vote:

	•	FOR each of the seven director nominees named in this proxy statement.
	•	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year.
	•	FOR the approval of the amendment and restatement of the 2004 Plan.
	•	FOR the Say-On-Pay proposal.
9.	Q:	WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

	A:	Most of our stockholders hold their shares as a beneficial owner through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record, and the Notice was sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to AMD or to vote at our Annual Meeting. If you requested to receive printed proxy materials, we have enclosed a proxy card for you to use, as described in the Notice and under Question 10 below. You may also vote on the Internet, or by telephone, as described in the Notice and under Question 10 below. You are also invited to attend our Annual Meeting in person or via the Internet.

Beneficial Owner. If your shares are held in an account in the name of a brokerage firm, bank, broker-dealer, trust or other similar organization (i.e., in street name), like the vast majority of our stockholders, you are considered the beneficial owner of shares held in street name, and the Notice should be forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker or other nominee how to vote your shares, and you are also invited to attend our Annual Meeting in person or via the Internet, as described in the Notice and under Question 12 below. You may not vote your shares in person at our Annual Meeting unless you obtain a “legal proxy” from the broker or other nominee that holds your shares giving you the right to vote the shares at our Annual Meeting and a letter from your broker or other nominee showing that you were the beneficial owner of your shares on the Record Date.

10.	Q:	WHO CAN ATTEND THE ANNUAL MEETING? CAN I VOTE AT THE ANNUAL MEETING? CAN I ATTEND THE ANNUAL MEETING VIA THE INTERNET?

	A:	You can attend our Annual Meeting in person or you can attend and participate via the Internet.

Attending in Person. Only stockholders as of the close of business on the Record Date, holders of valid proxies for those stockholders and other persons invited by us can attend our Annual Meeting in person. To attend our Annual Meeting in person, you must present valid photo identification, such as a driver’s license or passport, and if you were a beneficial owner, you must also present a letter from your broker or other nominee showing that you were the beneficial owner of the shares on the Record Date. If you were a stockholder of record on the Record Date, you may vote your shares in person at our Annual Meeting. If you were a beneficial owner on the Record Date, you must also bring a legal proxy from your broker or other nominee to vote your shares in person at our Annual Meeting.

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2019 NOTICE OF MEETING AND PROXY STATEMENT

Questions and Answers (continued)

Attending and Participating via the Internet. Stockholders may also attend our Annual Meeting via the Internet at AMD.onlineshareholdermeeting.com. Stockholders of record and beneficial owners as of the close of business on the Record Date may also submit questions and vote while attending the meeting via the Internet. Instructions on how to attend and participate at our Annual Meeting via the Internet are posted at AMD.onlineshareholdermeeting.com. To demonstrate proof of stock ownership, you will need to enter the 12-digit control number received with your Notice or proxy materials to submit questions and vote at our Annual Meeting via the Internet. We have retained Broadridge Financial Solutions (“Broadridge”) to host our virtual annual meeting and to distribute, receive, count and tabulate proxies. On the day of our Annual Meeting, Broadridge may be contacted at 1(955) 449-0991, and will be available to answer your questions regarding how to attend and participate at our Annual Meeting via the Internet.

11.	Q:	IF I AM A STOCKHOLDER OF RECORD, HOW DO I VOTE?

	A:	If you are a stockholder of record you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can vote by mail, telephone (from the United States and Canada) or the Internet pursuant to instructions provided on the proxy card provided to you with your printed proxy materials.

You may also vote in person at our Annual Meeting. A ballot will be given to you upon request when you arrive at our Annual Meeting. You may also vote while attending our Annual Meeting via the Internet, as described in Question 10 above. Even if you plan to attend our Annual Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend our Annual Meeting.

12.	Q:	IF I AM A BENEFICIAL OWNER, HOW DO I VOTE?

	A:	If you are a beneficial owner, you may submit your voting instructions by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can submit your voting instructions by following the instructions in the voting instruction form provided to you by your broker or other nominee. We urge you to instruct your broker or other nominee how to vote on your behalf. As described more fully under Question 14, your broker or other nominee cannot vote on certain items without your instructions.

Alternatively, you can vote in person at our Annual Meeting, but you must bring to our Annual Meeting a legal proxy from your broker or other nominee as the record holder and a letter from your broker or other nominee showing that you were the beneficial owner of your shares on the Record Date. You may also vote while attending our Annual Meeting via the Internet, as described in Question 10 above. Even if you plan to attend our Annual Meeting, we recommend that you also submit your voting instructions as described above so that your vote will be counted if you later decide not to attend our Annual Meeting.

13.	Q:	WHAT IF I AM A STOCKHOLDER OF RECORD AND DO NOT SPECIFY A CHOICE FOR A MATTER WHEN RETURNING A PROXY CARD OR VOTING BY TELEPHONE OR THE INTERNET?

A:

If you are a stockholder of record and you return a properly executed proxy card or vote by proxy over the Internet but do not mark the boxes showing how you wish to vote, your shares will be voted in accordance with the recommendations of the Board, as specified in Question 8 above. With respect to any other matter that properly comes before our Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, at their own discretion.

14.	Q:	WHAT IF I AM A BENEFICIAL OWNER AND DO NOT GIVE VOTING INSTRUCTIONS TO MY BROKER OR OTHER NOMINEE? WHAT IS A BROKER NON-VOTE?

	A:	As a beneficial owner, in order to ensure your shares are voted, you must provide voting instructions to your broker or other nominee by the deadline provided in the materials you receive from your broker or other nominee. If you do not provide voting instructions to your broker or other nominee, whether your shares can be voted by such person depends on the type of item being considered for vote.

Non-Discretionary Items. The election of directors, the amendment and restatement of the 2004 Plan and the Say-on-Pay proposal are non-discretionary items and may not be voted on by brokers or other nominees who have not received specific voting instructions from beneficial owners. A broker non-vote occurs when your broker or other nominee has not received instructions from you as to how to vote your shares on a proposal and does not have discretionary authority to vote your shares on that proposal.

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2019 NOTICE OF MEETING AND PROXY STATEMENT

Questions and Answers (continued)

Discretionary Items. The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year is a discretionary item. Generally, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on these proposals in their discretion.

15.	Q:	CAN I CHANGE MY VOTE AFTER I HAVE VOTED?

A:

Yes. You may change your vote at any time before the voting concludes at our Annual Meeting. You may vote by proxy again on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to our Annual Meeting will be counted), by signing and returning a new proxy card with a later date or by attending our Annual Meeting and voting in person or via the Internet. However, your attendance at our Annual Meeting in person or via the Internet will not automatically revoke your proxy unless you vote again at our Annual Meeting or specifically request in writing that your prior proxy be revoked.

16.	Q:	WHAT IS A “QUORUM”?

A:

For the purposes of our Annual Meeting, a “quorum” is the presence, in person or by proxy, by the holders of a majority of the voting power of the outstanding shares entitled to vote at our Annual Meeting. There must be a quorum for our Annual Meeting to be held. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

17.	Q:	WHAT IS THE VOTING REQUIREMENT FOR EACH PROPOSAL TO PASS?

	A:	Election of Directors. Each of the seven director nominees will be elected if each of them receives the affirmative vote of a majority of the votes cast. A majority of the votes cast means that the number of votes cast “for” a director must exceed the number of votes cast “against” that director. Abstentions and broker non-votes will have no effect on the outcome of these elections. Each director nominee has submitted a written resignation that will be effective if he or she does not receive a majority of the votes cast for such director and the resignation is accepted by the Nominating and Corporate Governance Committee, another authorized committee of the Board or the Board.

Ratification of the Appointment of our Independent Registered Public Accounting Firm. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the shares of our common stock entitled to vote and present in person or represented by proxy at the Annual Meeting. Abstentions have the same effect as a vote against this proposal. Because brokers and other nominees have discretionary authority to vote on the ratification, we do not expect any broker non-votes in connection with this item.

Amendment and Restatement of the 2004 Plan. The proposal to amend and restate the 2004 Plan requires the affirmative vote of a majority of the shares of our common stock entitled to vote and present in person or represented by proxy at the Annual Meeting. Abstentions have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Say-On-Pay Proposal. Approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, requires the affirmative vote of a majority of the shares of our common stock entitled to vote and present in person or represented by proxy at the Annual Meeting. Because your vote is advisory, it will not be binding on the Board, the Compensation and Leadership Resources Committee (the “Compensation Committee”) or us. However, the Board and the Compensation Committee will review the voting results and take them into consideration when making future decisions about our executive compensation program. Abstentions have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

18.	Q:	WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

	A:	We will announce preliminary voting results at our Annual Meeting and publish voting results in a Current Report on Form 8-K, which will be filed with the SEC within four business days after our Annual Meeting. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and the final voting results in an amendment to the Form 8-K as soon as they become available.

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2019 NOTICE OF MEETING AND PROXY STATEMENT

Questions and Answers (continued)

19.	Q:	IS MY VOTE CONFIDENTIAL?

A:

Proxy cards, ballots and voting tabulations that identify individual stockholders are mailed or returned directly to Broadridge and handled in a manner that protects your voting privacy. Your vote will not be disclosed except as needed to permit Broadridge to tabulate and certify the vote and as required by law.

20.	Q:	HOW WILL VOTING ON ANY BUSINESS NOT DESCRIBED IN THIS PROXY STATEMENT BE CONDUCTED?

A:

We do not know of any business to be considered at our Annual Meeting other than the items described in this proxy statement. If any other business is presented at our Annual Meeting, your proxy gives authority to each of Dr. Lisa T. Su, our President and Chief Executive Officer, and Harry Wolin, our Senior Vice President, General Counsel and Corporate Secretary, to vote on such matters at their discretion.

21.	Q:	WHEN ARE THE STOCKHOLDER PROPOSALS FOR THE 2020 ANNUAL MEETING DUE?

A:

For stockholder proposals to be considered for inclusion in the proxy statement for our 2020 annual meeting of stockholders, they must be submitted in writing to Advanced Micro Devices, Inc., 2485 Augustine Drive, Santa Clara, California 95054, Attention: Corporate Secretary and received by us on or before November 22, 2019. In addition, for directors to be nominated or other stockholder proposals to be properly presented at our 2020 annual meeting of stockholders (but not included in our proxy materials), a separate notice of any nomination or proposal must be received by us between January 16, 2020 and February 15, 2020. If our 2020 annual meeting of stockholders is not held within 30 days of May 15, 2020, to be timely, the stockholder’s notice must be received by us no later than the close of business on the tenth day following the earlier of the day on which the first public announcement of the date of the 2020 annual meeting of stockholders was made or the notice of our 2020 annual meeting of stockholders is mailed. The public announcement of an adjournment or postponement of our 2020 annual meeting of stockholders will not trigger a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this proxy statement. More information about the notice period and information required to be included in a stockholder’s notice of a nomination is included under “Consideration of Stockholder Nominees for Director” below.

22.	Q:	WHAT IS HOUSEHOLDING AND HOW DO I OBTAIN A SEPARATE SET OF PROXY MATERIALS IF I SHARE AN ADDRESS WITH OTHER STOCKHOLDERS?

	A:	We have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, we will deliver only one copy of the Notice and, if applicable, our printed proxy materials to stockholders of record who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected stockholder. A separate proxy card for each stockholder of record will be included in the printed materials. This procedure reduces our printing costs, mailing costs and fees. Upon written or oral request, we will promptly deliver a separate copy of the Notice or, if applicable, the printed proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice or Annual Report or, if applicable, the printed proxy materials, contact us at 1 (408) 749-4000 or at Advanced Micro Devices, Inc., 2485 Augustine Drive, Santa Clara, California 95054, Attention: Corporate Secretary, or by email to Corporate.Secretary@amd.com. If you would like to revoke your householding consent or you are a stockholder eligible for householding and would like to participate in householding, please contact Broadridge at 1(800) 542-1061.

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2019 NOTICE OF MEETING AND PROXY STATEMENT

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements concerning Advanced Micro Devices, Inc. that involve risks, uncertainties and assumptions, which are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations and beliefs and involve numerous risks and uncertainties that could cause actual results to differ materially from expectations. Forward-looking statements are commonly identified by words such as “would,” “intends,” “believes,” “expects,” “may,” “will,” “should,” “seeks,” “plans,” “pro forma,” “estimates,” “anticipates,” or the negative of these words and phrases, other variations of these words and phrases or comparable terminology. Investors are cautioned that the forward-looking statements in this proxy statement are based on current beliefs, assumptions and expectations, speak only as of the date of this proxy statement and involve risks and uncertainties that could cause actual results to differ materially from current expectations. Investors are urged to review in detail the risks and uncertainties in our Securities and Exchange Commission filings, including but not limited to, our Annual Report on Form 10-K for the year ended December 29, 2018.

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2019 NOTICE OF MEETING AND PROXY STATEMENT

ITEM 1—ELECTION OF DIRECTORS

Our Board currently consists of nine members. On the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated the following seven nominees: Mr. John E. Caldwell, Ms. Nora M. Denzel, Mr. Mark Durcan, Mr. Joseph A. Householder, Mr. John W. Marren, Dr. Lisa T. Su and Mr. Abhi Y. Talwalkar for election to the Board at the Annual Meeting. Mr. Michael J. Inglis and Mr. Ahmed Yahia, currently members of the Board, are not being nominated for re-election, and after the Annual Meeting each will retire from our Board. The Board and Company thank Mr. Inglis and Mr. Yahia for their valuable service and many contributions over their respective tenures. The Board has approved reducing the authorized number of directors to seven effective as of the Annual Meeting. All directors are elected annually and serve a one-year term until our next annual meeting or until such director’s successor is appointed. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

The Board expects all nominees named below to be available for election. If a nominee declines or is unable to act as a director, your proxy may vote for any substitute nominee proposed by the Board. Your proxy will vote for the election of these nominees, unless you instruct otherwise.

Directors are strongly encouraged to attend annual meetings of our stockholders. At the 2018 Annual Meeting of Stockholders, the directors in attendance were: Mr. Caldwell, Ms. Denzel, Mr. Nicholas M. Donofrio, Mr. Durcan, Mr. Householder, Mr. Marren, Dr. Su, Mr. Talwalkar and Mr. Yahia.

Director Experience, Skills and Qualifications

Our goal is to assemble a knowledgeable and highly-qualified Board that operates cohesively and works with management in a constructive way to deliver long-term value to our stockholders. We believe that the nominees set forth below, all of whom are currently directors of AMD, possess valuable experience necessary to guide us in the best interests of our stockholders. Our current Board consists of individuals with proven records of success in their chosen professions. They possess the highest integrity and a keen intellect. They are collegial, yet independent in their thinking, and are committed to the hard work necessary to be informed about the semiconductor industry, us and our key constituents, including our customers, stockholders and management. Most of our directors have broad technology sector experience, including expertise in semiconductor technology, innovation and strategy. Several members of the Board are current or former chief executive officers, thereby providing the Board with practical understanding of how large organizations operate, including the importance of employee development and retention. They also understand strategy and risk management and how these factors impact our operations.

Certain information regarding each of the nominees is set forth below, including his or her experience, qualifications, attributes and skills that led the Nominating and Corporate Governance Committee and the Board to conclude that the individual should serve as a director on the Board, as well as his or her principal occupation. Each nominee’s former directorships on public company boards during the past five years are included in a table set forth below—Former Directorships During the Last Five Years. The age of each director is as of our Annual Meeting.

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2019 NOTICE OF MEETING AND PROXY STATEMENT

Item 1—Election of Directors (continued)

John E. Caldwell Director since October 2006 and Chairman of the Board since May 2016 Age: 69 Board Committees: Nominating and Corporate Governance Committee (Chair) and Audit and Finance Committee

Mr. Caldwell served as President and Chief Executive Officer of SMTC Corporation (an electronics manufacturing services company) from March 2003 until he retired in March 2011. Before joining SMTC, Mr. Caldwell served as chair of the restructuring committee of the board of directors of The Mosaic Group (a marketing services provider) from October 2002 to September 2003, as President and Chief Executive Officer of GEAC Computer Corporation, Ltd. (a computer software company) from October 2000 to November 2001 and as President and Chief Executive Officer of CAE Inc. (a simulation technologies and integrated training solutions provider for the civil aviation and defense industries) from June 1993 to October 1999. In addition, Mr. Caldwell has served in a variety of senior executive positions in finance, including Senior Vice President of Finance and Corporate Affairs of CAE and Executive Vice President of Finance and Administration of Carling O’Keefe Breweries of Canada. Over the course of his career, Mr. Caldwell has served on the audit committees of ten public companies. Mr. Caldwell has been a director of Faro Technologies, Inc. since 2002 and of IAMGOLD Corporation since 2006. Mr. Caldwell holds a Bachelor of Commerce degree from Carleton University, Ontario, and is a chartered professional accountant with the Chartered Professional Accountants of Ontario. Mr. Caldwell is an author and lecturer on the subject of board oversight of enterprise risk.

Director Qualifications: Mr. Caldwell brings to the Board extensive and diversified general management, financial management and risk assessment experience as a result of his experience at SMTC, his other executive management experience and his service as a director on the boards of directors of other public companies.

Nora M. Denzel Director since March 2014 Age: 56 Board Committees: Compensation Committee (Chair) and Nominating and Corporate Governance Committee

Ms. Denzel served as interim Chief Executive Officer of Outerwall Inc. (an automated retail solutions provider) from January to August 2015. Prior to Outerwall, Ms. Denzel held various executive management positions from February 2008 through August 2012 at Intuit Inc. (a cloud financial management software company), including Senior Vice President of Big Data, Social Design and Marketing and Senior Vice President and General Manager of the QuickBooks Employee Management business unit. From 2000 to 2006, Ms. Denzel held several executive level positions at HP Enterprise, formerly, Hewlett-Packard Company (a technology software, services and hardware provider), including Senior Vice President and General Manager, Software Global Business Unit from May 2002 to February 2006 and Vice President of Storage Organization from August 2000 to May 2002. Prior to HP Enterprise, Ms. Denzel held executive positions at Legato Systems Inc. (a data storage management software company purchased by EMC) and IBM Corporation. Ms. Denzel has been a member of the board of directors of Ericsson since March 2013 and Talend S.A. since July 2017. She holds a Master of Business Administration degree from Santa Clara University and a Bachelor of Science degree in Computer Science from the State University of New York.

Director Qualifications: Ms. Denzel brings to the Board more than 25 years of technology, software and leadership experience as a result of her experience at Intuit, Hewlett-Packard and IBM and her experience on the boards of directors of other public companies.

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Mark Durcan Director since October 2017 Age: 58 Board Committees: Compensation Committee, Innovation and Technology Committee and Nominating and Corporate Governance Committee

Mr. Durcan served as an advisor of Micron Technology, Inc. (a memory and storage solutions company) from May 2017 to August 2017 and served as its Chief Executive Officer from February 2012 until his retirement in May 2017. During Mr. Durcan’s 32-year tenure at Micron Technology, he held a wide variety of senior leadership positions, including President and Chief Operating Officer from 2007 to 2012, Chief Operating Officer from 2006 to 2007, Chief Technical Officer from 1998 to 2006 and Vice President, Research and Development from 1996 to 1998. Mr. Durcan joined Micron Technology, in June 1984 as a Diffusion Engineer and held a series of increasingly responsible positions, including Process Integration Engineer, Process Integration Manager and Process Development Manager. Mr. Durcan holds approximately 100 U.S. patents and overseas patents. Mr. Durcan has been a member of the board of directors of AmerisourceBergen Corporation since 2015 and Veoneer, Inc. since 2018. He also serves as a Director of St. Luke’s Medical System, a not-for-profit hospital and health care system. Mr. Durcan holds a Bachelor of Science degree in Chemical Engineering and a Master of Chemical Engineering degree from Rice University.

Director Qualifications: Mr. Durcan is a seasoned business executive with 32 years of experience in the semiconductor industry. He brings to the Board substantial experience in the area of executive leadership, strategic planning, finance and corporate governance.

Joseph A. Householder Director since September 2014 Age: 63 Board Committees: Audit and Finance Committee (Chair) and Nominating and Corporate Governance Committee

Mr. Householder is the President and Chief Operating Officer of Sempra Energy (a worldwide provider of energy infrastructure and gas and electric utilities) where he oversees Sempra Energy’s regulated U.S. utilities and the Sempra North American Infrastructure Group. Previously from 2017 to 2018, Mr. Householder served as Sempra Energy’s Corporate Group President, Infrastructure Businesses overseeing the company’s operations in midstream, liquefied natural gas and renewable energy and Mexico. From 2011 to 2016, Mr. Householder was the Executive Vice President and Chief Financial Officer of Sempra Energy. He also served as Chief Accounting Officer of Sempra Energy from 2007 to 2012. From 2006 to 2011, Mr. Householder was Senior Vice President and Controller of Sempra Energy responsible for financial reporting, accounting and controls and tax functions for all Sempra Energy companies. Prior to this role, he served as Vice President of Corporate Tax and Chief Tax Counsel for Sempra Energy. Prior to joining Sempra Energy in 2001, Mr. Householder was a partner at PricewaterhouseCoopers in the firm’s national tax office. From 1986 to 1999, he served in a number of legal and financial roles at Unocal Corporation, including ultimately as Vice President of Corporate Development and Assistant Chief Financial Officer, where he was responsible for worldwide tax planning, financial reporting and forecasting and mergers and acquisitions. He also serves on the board of directors of Infraestructura Energetica Nova (IEnova, a majority-owned subsidiary of Sempra Energy that is publicly traded in Mexico). In addition, Mr. Householder is a member of the Tax Executives Institute, the American Institute of Certified Public Accountants, the State Bar of California and the American Bar Association. He holds a Bachelor of Science degree in Business Administration from the University of Southern California and a Juris Doctor degree from Loyola Law School.

Director Qualifications: Mr. Householder brings to the Board significant financial and operational expertise as a result of his chief financial officer experience at Sempra Energy, his experience as a partner of PricewaterhouseCoopers and his experience at Unocal Corporation.

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Item 1—Election of Directors (continued)

John W. Marren Director since February 2017 Age: 56 Board Committees: Audit and Finance Committee and Nominating and Corporate Governance Committee

Mr. Marren has served as Senior Managing Director, North America of Temasek (a sovereign wealth fund of the government of Singapore) since November 2017. Prior to joining Temasek, Mr. Marren was a Senior Partner and the Head of Technology Investments of TPG Capital (a private equity investment company) from 2000 until his retirement in December 2015. From 1996 through 2000, Mr. Marren was a Managing Director at Morgan Stanley (a global financial services company), most recently as Co-Head of the Technology Investment Banking Group. From 1992 to 1996, he was a Managing Director and Senior Semiconductor Research Analyst at Alex Brown & Sons (an investment company). While at Morgan Stanley and Alex Brown & Sons, Mr. Marren was a frequent member of the Institutional Investor All-American Research Team, which recognizes the top research analysts on Wall Street. Prior to Alex Brown, Mr. Marren spent seven years in the semiconductor industry working for VLSI Technology and Vitesse Semiconductor. Mr. Marren currently serves on the board of directors of Poshmark Inc., a private company. He is a Trustee of the University of California, Santa Barbara, and he serves on the US Olympic and Paralympic Foundation Board. Mr. Marren holds a Bachelor of Science degree in Electrical Engineering from the University of California, Santa Barbara.

Director Qualifications: Mr. Marren brings to the Board extensive financial knowledge and technology experience as a result of his prior work at TPG Capital and Morgan Stanley. Mr. Marren also provides the Board with valuable corporate governance insight from his past and present service on private and public company boards.

Dr. Lisa T. Su Director since October 2014 Age: 49

Dr. Lisa T. Su is AMD’s President and Chief Executive Officer, a position she has held since October 2014, and serves on our Board of Directors. Previously, from July 2014 to October 2014, she was Chief Operating Officer responsible for AMD’s business units, sales, and global operations teams. Dr. Su joined AMD in January 2012 as Senior Vice President and General Manager, global business units and was responsible for driving end-to-end business execution of AMD products and solutions. Prior to joining AMD, Dr. Su served as Senior Vice President and General Manager, Networking and Multimedia at Freescale Semiconductor, Inc. (a semiconductor manufacturing company), and was responsible for global strategy, marketing and engineering for the company’s embedded communications and applications processor business. Dr. Su joined Freescale in 2007 as Chief Technology Officer, where she led the company’s technology roadmap and research and development efforts. Dr. Su spent the previous 13 years at IBM in various engineering and business leadership positions, including Vice President of the Semiconductor Research and Development Center responsible for the strategic direction of IBM’s silicon technologies, joint development alliances and semiconductor R&D operations. Prior to IBM, she was a member of the technical staff at Texas Instruments Incorporated from 1994 to 1995. Dr. Su has a Bachelor of Science, Master of Science and Doctorate degrees in Electrical Engineering from the Massachusetts Institute of Technology (MIT). She has published more than 40 technical articles and was named a Fellow of the Institute of Electronics and Electrical Engineers in 2009. In 2017, Dr. Su was named one of the “World’s 50 Greatest Leaders” by Fortune Magazine and the “Top Ranked Semiconductor CEO” by Institutional Investor Magazine. In 2018, Dr. Su was elected to the National Academy of Engineering, was named the #6 “Business Person of the Year” by Fortune, was highlighted as one of “America’s Top 50 Women in Tech” by Forbes magazine, and received the Dr. Morris Chang Exemplary Leadership Award from the Global Semiconductor Alliance. Dr. Su has been a member of the board of Analog Devices Inc. since 2012. She also serves on the board of directors for the Semiconductor Industry Association, and is the chairperson of the board of the Global Semiconductor Alliance.

Director Qualifications: As our President and Chief Executive Officer, Dr. Su brings to the Board her expertise and proven leadership in the global semiconductor industry as well as valuable insight into our operations, management and culture, providing an essential link between the management and the Board on management’s perspectives.

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Item 1—Election of Directors (continued)

Abhi Y. Talwalkar Director since June 2017 Age: 55 Board Committees: Compensation Committee and Nominating and Corporate Governance Committee

Mr. Talwalkar was President and Chief Executive Officer of LSI Corporation (a semiconductor and software company) from May 2005 until the completion of LSI’s merger with Avago Technologies Limited in May 2014. From 1993 to 2005, Mr. Talwalkar held a number of senior management positions at Intel Corporation (a semiconductor company), including Corporate Vice President and Co-General Manager of the Digital Enterprise Group, which was comprised of Intel’s corporate client, server, storage, and communications businesses, and Vice President and General Manager for the Intel Enterprise Platform Group, where he focused on developing, marketing, and driving Intel business strategies for server computing. Prior to Intel, Mr. Talwalkar held senior engineering and marketing positions at Sequent Computer Systems (a multiprocessing computer systems design and manufacturer that later became a part of IBM). He also held positions at Bipolar Integrated Technology, Inc. (a VLSI bipolar semiconductor company); and Lattice Semiconductor Inc. (a service-driven developer of programmable design solutions). He has been a member of the board of directors of Lam Research Corporation since 2011, iRhythm Technologies since 2016 and TE Connectivity since 2017. Mr. Talwalkar was also a member of the board of directors of LSI Corporation from 2005 to 2014 and the Semiconductor Industry Association. Additionally, he was a member of the U.S. delegation for World Semiconductor Council proceedings. Mr. Talwalkar holds a Bachelor of Science degree in Electrical Engineering from Oregon State University.

Director Qualifications: Mr. Talwalkar brings to the Board extensive CEO experience and significant public company technology industry experience. He also provides the Board with valuable public board governance insight from his past and present board service.

Biographies of Current Directors Not Nominated for Re-Election

Michael J. Inglis Director since March 2014 Age: 59 Board Committees: Innovation and Technology Committee (Chair), Audit and Finance Committee and Nominating and Corporate Governance Committee

Mr. Inglis held several senior executive positions between 2002 and 2013 at ARM Holdings plc (a semiconductor intellectual property supplier), including as Executive Vice President, Sales and Marketing, as Executive Vice President, General Manager, Processor Division, and as Chief Commercial Officer. Before joining ARM, Mr. Inglis was a Principal at A.T. Kearney (a global management consulting firm) from 1999 to 2001. Mr. Inglis served as General Manager, Smartcard Division and European Hi-End Microprocessor Operations Manager amongst various roles at Motorola Semiconductor from 1991 to 1998. In addition, Mr. Inglis has held a number of operational and marketing positions at Texas Instruments (a global semiconductor company), BIS Macintosh (an electronics market research firm) and Fairchild Camera and Instrument (a semiconductor company). Mr. Inglis served on the board of directors of IIika plc from July 2015 to December 2018 and ARM from 2002 until his retirement in March 2013. Mr. Inglis has been a member of the board of directors of BT Group plc since September 2015 and holds an advisory position with the Ilika Technical Advisory Board. Mr. Inglis has a Master of Business Administration degree from Cranfield School of Management and a Bachelor of Science degree in Electronic and Electrical Engineering from Birmingham University. In addition, Mr. Inglis is a Chartered Engineer and a Member of the Chartered Institute of Marketing.

Director Qualifications: Mr. Inglis has brought to the Board senior leadership, management, and sales and marketing expertise, as well as his experience gained from serving as a director on the boards of other public companies. He also provided his broad understanding of the semiconductor industry.

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Item 1—Election of Directors (continued)

Ahmed Yahia Director since November 2012 Age: 46 Board Committee: Innovation and Technology Committee

Mr. Yahia has served as Chief Executive Officer of the Technology, Manufacturing & Mining global platform of Mubadala Investment Company PJSC (“Mubadala”) since May 2017, where he oversees Mubadala’s semiconductors, technology, metals & mining, agribusiness and biotechnology/biopharma portfolio. He is also a member of Mubadala’s Investment Committee, which is mandated to develop Mubadala’s investment policies, establish investment guidelines and review all proposed projects and investments to ensure they are in line with Mubadala’s business objectives. From March 2010 to April 2017, Mr. Yahia was Chief Executive Officer of the Technology & Industry platform of Mubadala Development Company PJSC. From March 2001 to February 2010, Mr. Yahia was a partner of McKinsey & Company (a management consulting company) where the central theme of his work was corporate performance transformations, business building and industrial sector development. Mr. Yahia was also the Managing Partner of McKinsey’s Abu Dhabi practice. Mr. Yahia serves on the board of directors of several private companies, including GLOBALFOUNDRIES Inc. and Emirates Global Aluminum PJSC. Mr. Yahia holds a Master of Science degree in Mechanical Engineering/product strategy from the MIT and a Bachelor of Science degree in Industrial Engineering from the Ecole Centrale Paris.

Director Qualifications: Mr. Yahia’s experience as the CEO of the Technology, Manufacturing & Mining global platform of Mubadala and as a former partner of McKinsey & Company provided the Board with expertise in corporate strategy development, corporate performance transformations and operations.

Former Directorships in Public Companies in the Last Five Years

The table below sets forth the list of public companies on which our director nominees formerly served over the last five years including the name of the company and duration of service. Our director nominees do not currently serve on the boards of the companies listed below.

Director	Name of the Company	Term of Past Directorship
John E. Caldwell	—	—
Nora M. Denzel	Outerwall Inc.	2013—2015
	Overland Storage, Inc.	2008—2013
	Saba Software, Inc.	2011—2015
Mark Durcan	Freescale Semiconductor	2014—2015
	Micron Technology, Inc.	2012—2017
	MWI Veterinary Supply, Inc.	2014—2015
Joseph A. Householder	Southern California Gas Company	2010—2015
John W. Marren	Freescale	2007—2015
	Quantenna	2011—2014
Lisa T. Su	—	—
Ahbi Y. Talwalkar	LSI Corporation	2005—2014

Consideration of Stockholder Nominees for Director

The policy of the Nominating and Corporate Governance Committee is to consider properly submitted stockholder nominations for candidates to serve on the Board. Pursuant to our bylaws, stockholders who wish to nominate persons for election to the Board at our 2020 annual meeting of stockholders must be a stockholder of record, both when they give us notice and at our 2020 annual meeting, must be entitled to vote at our 2020 annual meeting and must comply with the notice provisions in our bylaws. A stockholder’s notice must be delivered to our Corporate Secretary not less than 90 days nor more than 120 days before the anniversary date of the immediately preceding annual meeting. For our 2020 annual meeting of stockholders, the notice must be delivered between

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January 16, 2020 and February 15, 2020. However, if our 2020 annual meeting of stockholders is not held within 30 days of May 15, 2020, the stockholder’s notice must be delivered no later than the close of business on the tenth day following the earlier of the day on which the first public announcement of the date of our 2020 annual meeting was made or the day the notice of our 2020 annual meeting is mailed. The public announcement of an adjournment or postponement of our 2020 annual meeting of stockholders will not trigger a new time period (or extend any time period) for the giving of a stockholder notice as described in this proxy statement. Notwithstanding the foregoing, if the number of directors to be elected to the Board at an annual meeting is increased and we do not make a public announcement naming all of the nominees for director or specifying the size of the increased Board at least 100 days prior to the first anniversary of the preceding year’s annual meeting, the stockholder’s notice will be considered timely, but only with respect to nominees for any new positions created by the increase, if it is delivered to our Corporate Secretary not later than the close of business on the tenth day following the day on which we first make such public announcement. If necessary, the stockholder’s notice must be updated and supplemented as set forth in our bylaws. The stockholder’s notice must include the following information for the person making the nomination:

•	name, age, nationality, business and residence addresses;

•	principal occupation and employment;

•	the class and number of shares owned beneficially or of record;

•	any derivative, swap or other transaction which gives economic risk similar to ownership of shares;

•	any proxy, agreement, arrangement, understanding or relationship that confers a right to vote any shares;

•

any agreement, arrangement, understanding or relationship engaged in to increase or decrease the level of risk related to, or the voting power with respect to, our shares, or that provides the opportunity to profit from a decrease in price or value of shares;

•	any performance-related fees that the nominating person is entitled to, based on any increase or decrease in the value of any shares; and

•	any other information required by the SEC to be disclosed in a proxy statement.

The stockholder’s notice must also include the following information for each proposed director nominee:

•	financial or other material relationships between the nominating person and the nominee during the past three years;

•	the same information as for the nominating person (see above); and

•	all information required to be disclosed in a proxy statement in connection with election of directors.

The Chair of our Annual Meeting will determine if the procedures in the bylaws have been followed, and if not, declare that the nomination be disregarded. If the nomination was made in accordance with the procedures in our bylaws, the Nominating and Corporate Governance Committee will apply the same criteria in evaluating the nominee as it would any other Board nominee candidate and will recommend to the Board whether or not the stockholder nominee should be nominated by the Board and included in our proxy statement. These criteria are described below in the description of the Nominating and Corporate Governance Committee in the section entitled “Meetings and Committees of the Board of Directors—Board Committees.” The nominee must be willing to provide a written questionnaire, representation and agreement, if requested by us, and any other information reasonably requested by us in connection with our evaluation of the nominee’s independence.

Communications with the Board or Non-Management Directors

Anyone who wishes to communicate with our Board or with non-management directors may send their communications in writing to Advanced Micro Devices, Inc., 2485 Augustine Drive, Santa Clara, California 95054, Attention: Corporate Secretary or send an email to Corporate.Secretary@amd.com. Our Corporate Secretary will forward all of these communications to our Chairman of the Board.

Required Vote

At our Annual Meeting, our directors will be elected using a majority vote standard with respect to uncontested elections, such as this election. This standard requires that each director receive the affirmative vote of a majority of the votes cast. A majority of the votes cast means that the number of votes cast “for” a director must exceed the

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Item 1—Election of Directors (continued)

number of votes cast “against” that director. Abstentions and broker non-votes will have no effect on the outcome of these director elections. Each director nominee has submitted a written resignation that will be effective if he or she does not receive a majority of the votes cast for such director and the resignation is accepted by the Nominating and Corporate Governance Committee, another authorized Board committee or the Board.

Recommendation of the Board Directors

The Board of Directors unanimously recommends that you vote FOR each of the director nominees. Unless you vote otherwise, your proxy will vote FOR the proposed nominees.

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CORPORATE GOVERNANCE

The Board has adopted the Governance Principles to address significant corporate governance issues. The Governance Principles provide a framework for our corporate governance matters and include topics such as Board and Board committee composition and evaluation. The Nominating and Corporate Governance Committee is responsible for reviewing the Governance Principles and recommending any changes to the Governance Principles to the Board.

Independence of Directors

The Governance Principles provide that a substantial majority of the members of the Board must meet the criteria for independence as required by applicable law and the listing rules of the Nasdaq Stock Market (“Nasdaq”). Among other criteria, no director qualifies as independent unless the Board determines that the director has no direct material relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. On an annual basis, the Board undertakes a review of director independence. The Board determined that all directors who served during fiscal 2018 and all of our director nominees, other than Mr. Yahia and Dr. Su, are independent in accordance with SEC and Nasdaq rules.

In making its independence determinations, the Board reviewed direct and indirect transactions and relationships between each director, or any member of his or her immediate family, and us or one of our subsidiaries or affiliates based on information provided by the director, our records and publicly available information. All of the reviewed transactions and arrangements were entered into in the ordinary course of business and none of the transactions or arrangements involved an amount that (i) exceeded the greater of 5% of the recipient entity’s revenues or $200,000 with respect to transactions where a director or any member of his or her immediate family or spouse served in any capacity other than as a director of a publicly held-corporation or (ii) exceeded $10,000 with respect to professional or consulting services provided by entities at which our directors serve as professors or employees.

The Board determined that none of our directors currently has or has had any direct or indirect material interest in any transactions and arrangements that would interfere with their exercise of independent judgment as members of the Board.

The Board also determined that each of the members of the Audit and Finance, Nominating and Corporate Governance and Compensation Committees are independent in accordance with SEC and Nasdaq rules.

Compensation Committee Interlocks and Insider Participation

During fiscal 2018, Ms. Denzel and Messrs. Donofrio (until May 2018), Durcan (appointed October 2018) and Talwalkar served on the Compensation Committee. The current members of the Compensation Committee are Ms. Denzel and Messrs. Durcan and Talwalkar. None of the members of the Compensation Committee is or has been an executive officer or employee of AMD. In addition, none of our executive officers serves on the board of directors or compensation committee of a company which has an executive officer who serves on our Board or Compensation Committee.

Board Leadership Structure

The Governance Principles permit the roles of Chairman of the Board and Chief Executive Officer to be filled by the same or different individuals, based on our needs, best practices and the interests of our stockholders. This allows the Board flexibility to determine whether the two roles should be combined or separated based upon our needs and the Board’s assessment of its leadership from time to time. The Board has the experience of functioning effectively either way.

The Board believes that its current leadership structure, with an independent Chairman of the Board, separate from the Chief Executive Officer, is the most appropriate leadership structure for the Company at this time, is in the best interests of the stockholders and allows the Board to fulfill its duties effectively and efficiently based on our current needs.

Mr. Caldwell, who is independent in accordance with SEC and Nasdaq rules, is our Chairman of the Board. Mr. Caldwell presides at meetings of our stockholders and directors and leads the Board in fulfilling its responsibilities. The Board benefits from Mr. Caldwell’s extensive and diversified leadership experience, financial management and risk assessment experience. He also has strong public company board experience and has intimate familiarity with our history and business.

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Corporate Governance (continued)

Separating the roles of the Chairman of the Board and Chief Executive Officer also enables the independent directors to more meaningfully participate in the leadership of the Board. The Board believes this structure provides an appropriate degree of oversight and allows Dr. Su, our President and Chief Executive Officer, to focus on our business strategy and market opportunities, as well as on our organizational structure and execution capabilities.

Risk Oversight

The Board’s role in risk oversight is consistent with our leadership structure, with our President and Chief Executive Officer and other members of management having responsibility for day-to-day risk management activities and processes, and our Board and its committees being actively involved in overseeing our risk management. The Board and management consider “risk” for these purposes to be the possibility of an undesired occurrence that could threaten the viability of the company, result in a material destruction of our assets or stockholder value, or materially impact our long-term performance. Examples of the types of risks faced by us include:

•

business-specific risks related to our ability to develop new products and services, our strategic position in key existing and new markets, our operational execution and infrastructure, our relationships with our third-party manufacturing suppliers and competition in the microprocessor and graphics markets;

•	macroeconomic risks, such as adverse global economic conditions and global geo-political events; and

•	“event” risks, such as natural disasters and cybersecurity threats.

We engage in activities that seek to take calculated risks that protect the value of our existing assets and create new or future value. Management is responsible for day-to-day risk management activities and processes. Members of senior management participate in identifying and assessing risks and risk controls, developing recommendations to determine the appropriate manner in which to control risk and implementing risk mitigation activities. Our Chief Executive Officer has ultimate responsibility for management of our business, including enterprise level risks and the risk management program and processes.

In fulfilling its oversight role, the Board focuses on understanding the nature of our enterprise risks, including risks in our operations, finance and strategy, organization, compliance and external exposures as well as the adequacy of our risk assessment and risk management processes. The Board has implemented a risk oversight model and periodically receives reports and updates from management. At least annually, the Board discusses with management the appropriate level of risk relative to our strategy and objectives and reviews with management our existing risk management processes and their effectiveness. The Board also receives periodic management updates on our operations, organization, financial position and results and strategy and, as appropriate, discusses and provides feedback with respect to risks related to these topics. In addition, the Board receives full reports from the following Board committee chairs regarding each committee’s considerations and actions related to the specific risk topics over which the committee has oversight:

•

The Audit and Finance Committee assists the Board in overseeing our enterprise risk management process as it relates to our financial and information technology (including security and cybersecurity) risk exposures; reviews our portfolio of risk; discusses with management significant financial, reporting, regulatory and legal compliance risks in conjunction with enterprise risk exposures as well as risks associated with our capital structure; and reviews our policies with respect to risk assessment and risk management and the actions management has taken to limit, monitor or control financial and enterprise risk exposure. The Audit and Finance Committee meets with members of our Internal Audit department to discuss any issues that warrant attention.

•

The Compensation Committee oversees risk management as it relates to our compensation policies and practices applicable to all employees. It reviews with management whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks which could be reasonably likely to have a material adverse effect on us. For additional details, see “Compensation Policies and Practices,” below. Additionally, the Compensation Committee oversees organizational risks, including leadership succession, talent capacity, capabilities, attraction, retention and culture.

•

The Nominating and Corporate Governance Committee considers potential risks related to the effectiveness of the Board, including succession planning for the Board and our overall governance and Board structure.

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Corporate Governance (continued)

•

The Innovation and Technology Committee assists the Board in its oversight responsibilities relating to technical and market risks associated with product development and investment as well as risk mitigation policies and procedures relating to products based on new technology or significant innovations to existing technology.

Code of Ethics

The Board has adopted a code of ethics that applies to all directors and employees entitled the “Worldwide Standards of Business Conduct,” which is designed to help directors and employees resolve ethical issues encountered in the business environment. The Worldwide Standards of Business Conduct covers topics such as conflicts of interest, compliance with laws (including anti-corruption laws), fair dealing, protecting our property and confidentiality of our information and encourages the reporting of any behavior not in accordance with the Worldwide Standards of Business Conduct.

The Board has also adopted a “Code of Ethics” for our executive officers and all other senior finance executives. The Code of Ethics covers topics such as financial reporting, conflicts of interest and compliance with laws, rules, regulations and our policies.

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MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The table below shows the current chairs and membership of the Board and each standing Board committee, the independence status of each Board member and the number of Board and Board committee meetings held during fiscal 2018.

Director	Board of Directors	Audit and Finance Committee	Nominating and Corporate Governance Committee	Compensation and Leadership Resources Committee	Innovation and Technology Committee
John E. Caldwell	C	●	C
Nora M. Denzel	●		●	C
Mark Durcan	●		●	●	●
Joseph A. Householder**	●	C	●
Michael J. Inglis	●	●	●		C
John W. Marren	●	●	●
Lisa T. Su*	●
Abhi Y. Talwalkar	●		●	●
Ahmed Yahia*	●				●
Number of 2018 meetings	6	10	5	6	4

 C Chair                • Member                *  Non-Independent Director                **  Financial Expert

Board Meetings and Attendance

The Board held six meetings during fiscal 2018. During fiscal 2018, all members of the Board attended at least 75 percent of the meetings of the Board and Board committees on which they served. In addition, on at least an annual basis, the Board and management discuss our strategic direction, new business opportunities and product roadmap. Independent and non-management directors also meet regularly in scheduled executive sessions without our Chief Executive Officer and other members of senior management. In addition to these formal meetings, members of our Board informally interact with senior management (including our Chief Executive Officer), industry leaders and customers on a periodic basis. In fiscal 2018, sessions of only our non-employee directors were held three times, and sessions of only our independent directors were held three times.

Board Committees

The Board has four standing committees: an Audit and Finance Committee, a Nominating and Corporate Governance Committee, a Compensation and Leadership Resources Committee and an Innovation and Technology Committee. The members of the Board committees and their Chairs are nominated by the Nominating and Corporate Governance Committee and appointed by the Board.

Each of the Board committees has adopted a written charter, which has been approved by the Board. You can access our current bylaws, committee charters, the Governance Principles, the Worldwide Standards of Business Conduct and the Code of Ethics on the Investor Relations pages of our website at www.amd.com or ir.amd.com.

Audit and Finance Committee.    The Audit and Finance Committee assists the Board with its oversight responsibilities regarding the integrity of our financial statements, our compliance with legal and regulatory requirements, risk assessment, the performance of our internal audit function, our financial affairs and policies and the nature and structure of major financial commitments. The Audit and Finance Committee is also directly responsible for the appointment, independence, compensation, retention and oversight of the work of our independent registered public accounting firm, which reports directly to the Audit and Finance Committee. The Audit and Finance Committee meets alone with our senior management, our financial, legal and internal audit personnel and with our independent registered public accounting firm, which has free access to the Audit and Finance Committee. The head of our Internal Audit Department reports directly to the Chair of the Audit and Finance Committee and “dotted-line” to our Chief

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Meetings and Committees of the Board of Directors (continued)

Financial Officer, and serves a staff function for the Audit and Finance Committee. The Audit and Finance Committee currently consists of Mr. Householder, as Chair, and Messrs. Caldwell, Inglis and Marren, each determined to be financially literate and “independent” under applicable SEC and Nasdaq rules. The Board also determined that Mr. Householder is an “audit committee financial expert,” as defined under applicable SEC rules. The Audit and Finance Committee held 10 meetings during fiscal 2018.

Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee assists the Board in its responsibilities regarding the identification of qualified candidates to become Board members, the selection of nominees for election as directors at the next annual meeting of stockholders (or special meeting of stockholders at which directors are to be elected), the selection of candidates to fill any vacancies on the Board and the development and recommendation to the Board of corporate governance guidelines and principles, including the Governance Principles. In addition, the Nominating and Corporate Governance Committee oversees the Board’s annual review of its performance (including its composition and organization) and leads a process for our non-employee directors to evaluate the performance of our Chief Executive Officer. The Nominating and Corporate Governance Committee retains a search firm for the purpose of obtaining information regarding potential candidates for Board membership. The Nominating and Corporate Governance Committee currently consists of Mr. Caldwell, as Chair, Ms. Denzel and Messrs. Durcan, Householder, Inglis, Marren and Talwalkar, each determined by the Board to be “independent” under applicable SEC and Nasdaq rules. The Nominating and Corporate Governance Committee held five meetings during fiscal 2018 and one meeting during fiscal 2019 to consider director nominees for our Annual Meeting and other matters.

In evaluating candidates to determine if they are qualified to become Board members, the Nominating and Corporate Governance Committee looks principally for the following attributes: personal and professional character, integrity, ethics and values; general business experience and leadership profile, including experience in corporate management, such as serving as an officer or former officer of a publicly held company; strategic planning abilities and experience; aptitude in accounting and finance; expertise in domestic and international markets; experience in our industry and with relevant social policy concerns; understanding of relevant technologies; expertise in an area of our operations; communication and interpersonal skills; and practical and mature business judgment. The Nominating and Corporate Governance Committee also considers Board members’ and nominees’ service on the boards of other public companies. Although we do not have a formal diversity policy, to foster and maintain a diversity of viewpoints, backgrounds and experience on the Board, the Nominating and Corporate Governance Committee evaluates the mix of skills and experience of the directors and assesses nominees and potential candidates in the context of the current composition of the Board and our requirements, taking into consideration the diverse communities and geographies in which we operate. Although the Nominating and Corporate Governance Committee uses these and other criteria to evaluate potential nominees, there are no stated minimum criteria for nominees. The Nominating and Corporate Governance Committee uses the same standards to evaluate all director candidates, regardless of who proposes them.

Compensation and Leadership Resources Committee.    The Compensation Committee assists the Board in its responsibilities relating to the compensation of all Section 16 officers, members of the Board and such other employees as delegated from time to time by the Board. In consultation with management, the Board and the Compensation Committee’s compensation consultant, the Compensation Committee designs, recommends to the Board for approval and evaluates employment, separation, Severance and Change and change of control agreements and our compensation plans, policies and strategies relating to talent management and development, including but not limited to those regarding talent acquisition, retention, talent development, succession planning, career progression, culture, diversity, and inclusion. With respect to our Section 16 officers, the Compensation Committee reviews and approves all grants to the Board, our executive officers, senior vice presidents, and Section 16 officers under our equity plans. To the extent permitted by its charter, the Compensation Committee may delegate certain authority and certain responsibilities to one or more of its members, our officers or a subcommittee of the Compensation Committee. The Compensation Committee aims to structure our compensation program to encourage high performance, promote accountability and align employee interests with our strategic goals and with the interests of our stockholders. The Compensation Committee also oversees risk management as it relates to our compensation policies and practices for employees generally.

The Compensation Committee has the authority to engage independent advisors to assist it in carrying out its responsibilities. During fiscal 2018, the Compensation Committee retained Compensia, Inc. (“Compensia”), a

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2019 NOTICE OF MEETING AND PROXY STATEMENT

Meetings and Committees of the Board of Directors (continued)

national compensation consulting firm, as its independent compensation consultant to provide assistance on executive and director compensation matters. Compensia advised the Compensation Committee on a variety of compensation-related matters in fiscal 2018, including:

•

the competitiveness of our executive compensation program by providing market review of executive compensation, evaluating our compensation peer group composition and compensation at our compensation peer group companies;

•

the pay levels of our named executive officers by assessing and proposing equity and cash compensation guidelines for various executive job levels and assessing compensation levels for our executive officers;

•

our executive compensation program design, including short-term and long-term incentive plan design and pay mix, the framework for our long-term incentive awards and our retention strategies, and evaluation of our compensation recoupment (i.e., “clawback”) policies; and

•	the compensation arrangements for our Board.

The Compensation Committee is supported in its work by members of our management team—including Dr. Su, our President and Chief Executive Officer, our Senior Vice President Worldwide Marketing, Human Resources and Investor Relations, our Senior Vice President and Chief Human Resources Officer, our Senior Vice President, General Counsel and Corporate Secretary, and our Corporate Vice President, Compensation and Benefits. The Compensation Committee considers the input of these individuals to formulate the specific plan and award designs, including performance measures and performance levels, necessary to align our executive compensation program with our business objectives and strategies. These individuals did not attend either executive sessions or portions of any meetings of the Compensation Committee or our Board where their own compensation determinations were decided. Dr. Su does not participate in the determination of her own compensation.

The Compensation Committee currently consists of Ms. Denzel, as Chair, and Messrs. Durcan and Talwalkar, each determined to be “independent” under applicable SEC and Nasdaq rules. The Compensation Committee held six meetings during fiscal 2018.

Innovation and Technology Committee.    The Innovation and Technology Committee assists the Board in its oversight responsibilities regarding matters of innovation and technology. The Innovation and Technology Committee is responsible for reviewing, evaluating and making recommendations to the Board regarding our major technology plans and strategies, including our research and development activities, as well as the technical and market risks associated with product development and investment; reviewing, evaluating and making recommendations regarding talent and skills of our workforce supporting our technology and research and development activities; monitoring the performance of our technology development in support of our overall business strategy; monitoring and evaluating existing and future trends in technology that may affect our strategic plans; and assessing our risk mitigation policies and procedures relating to products based on new technology or significant innovations to existing technology. The Innovation and Technology Committee currently consists of Mr. Inglis, as Chair, and Messrs. Durcan and Yahia. The Innovation and Technology Committee held four meetings during fiscal 2018.

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2019 NOTICE OF MEETING AND PROXY STATEMENT

DIRECTORS’ COMPENSATION AND BENEFITS

Our directors play a critical role in guiding our strategic direction and overseeing our management. In order to compensate them for their substantial time commitment, we provide a mix of cash and equity-based compensation. We do not provide pension or retirement benefits to our non-employee directors.

2018 Non-Employee Director Compensation.   The table below summarizes the compensation paid to our non-employee directors for fiscal 2018. Dr. Su, who is an employee director, did not receive any compensation for her service as a director on the Board. Mr. Donofrio’s service ended on May 2, 2018.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2)(3) ($)	Total ($)
John E. Caldwell	152,500	297,572	450,072
Nora M. Denzel	120,000	198,381	318,381
Nicholas M. Donofrio	47,308	0	47,308
Mark Durcan	118,297	198,381	316,678
Joseph A. Householder	130,000	198,381	328,381
Michael J. Inglis	134,973	198,381	333,354
John W. Marren	105,000	198,381	303,381
Abhi Y. Talwalkar	105,000	198,381	303,381
Ahmed Yahia	95,000	198,381	293,381

(1)

Amounts represent annual retainers for service as directors, annual retainers for Board committee service and annual retainers for serving as Board committee chairs, where applicable. See “—Cash Fees Paid to Non-Employee Directors” below for additional information.

(2)

Amounts represent equity awards in the form of restricted stock unit (“RSU”) awards granted under our Outside Director Equity Compensation Policy. See “—Equity Awards for Non-Employee Directors” below for additional information. Amounts reflect the aggregate grant date fair value of the respective director’s RSU awards computed in accordance with Financial Accounting Standard Board (“FASB”) Accounting Standards Codification Topic 718 (“ASC Topic 718”). For a discussion of the assumptions made in the valuations reflected in this column, see Note 16 of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K. The actual value that a director may realize from an RSU award is contingent upon the satisfaction of the conditions to vesting of that award. Thus, there is no assurance that the value, if any, eventually realized by the director will correspond to the amounts shown.

The following table sets forth all RSUs granted to each non-employee director in fiscal 2018:

Name	Grant Date	RSUs Granted (#)	Grant Date Fair Value ($)
John E. Caldwell	5/2/2018	27,126	297,572
Nora M. Denzel	5/2/2018	18,084	198,381
Mark Durcan	5/2/2018	18,084	198,381
Joseph A. Householder	5/2/2018	18,084	198,381
Michael J. Inglis	5/2/2018	18,084	198,381
John W. Marren	5/2/2018	18,084	198,381
Abhi Y. Talwalkar	5/2/2018	18,084	198,381
Ahmed Yahia	5/2/2018	18,084	198,381

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Directors’ Compensation and Benefits (continued)

(3)

The following table sets forth the aggregate number of outstanding RSUs held by our non-employee directors as of December 29, 2018, our fiscal year end. None of our non-employee directors held any options as of December 29, 2018. Pursuant to our Outside Director Equity Compensation Policy, Ms. Denzel and Messrs. Caldwell, Durcan, Householder, Inglis, Marren and Talwalkar have elected to defer the issuance of shares subject to RSU awards, respectively, until such time as the respective director ceases to serve on the Board. The deferred RSUs as of fiscal year end are included in the following table.

Name	RSUs Outstanding as of December 29, 2018
John E. Caldwell	382,179
Nora M. Denzel	73,292
Nicholas M. Donofrio	0
Mark Durcan	32,028
Joseph A. Householder	203,578
Michael J. Inglis	239,844
John W. Marren	37,190
Abhi Y. Talwalkar	18,084
Ahmed Yahia	18,084

Determining Non-Employee Director Compensation.  The Compensation Committee annually reviews our non-employee directors’ compensation. Based on this review, the Compensation Committee recommends any changes to our non-employee directors’ compensation to the Board for approval. In addition, the Board and Compensation Committee periodically evaluate how our director pay levels and pay policies compare to the competitive market. In fiscal 2018, the Board and Compensation Committee reviewed competitive market data regarding non-employee directors’ pay relative to our peer group (as described in more detail in the “Compensation Discussion and Analysis” section) as well as the broader market which was compiled by Compensia. While competitive market data is important to the evaluation of the directors’ compensation, such data is just one of several factors considered by the Board in approving director compensation, and the Board has discretion in determining the nature and extent of its use. In fiscal 2018, in addition to the competitive market data, the Board considered the amount of time associated with Board and Board committee services as well as annual share usage under the 2004 Plan related to non-employee director compensation.

The Board continued the practice adopted in May 2014, to reallocate the mix of cash and equity compensation paid to our non-employee directors, with the goal of maintaining total average compensation per non-employee director at approximately the same level as had been previously paid and maintaining an affordable annual share usage. These changes are further described under “Cash Fees Paid to Non-Employee Directors” and “Equity Awards for Non-Employee Directors,” below.

Cash Fees Paid to Non-Employee Directors.  The cash fees our non-employee directors were eligible to receive in fiscal 2018 was composed of the following elements:

•	Annual retainer for services as a director;

•	Annual retainer for services on a Board committee; and

•	Annual retainer for services as a Board committee chair.

Annual Retainer for Service as Director.  Non-employee directors are paid an annual retainer for their service as directors. In fiscal 2018, other than our Chairman of the Board, the non-employee directors were paid an annual retainer of $75,000. The annual retainer for the Chairman of the Board for a full year of service is 1.5 times the amount of the other Board members annual retainer, or $112,500.

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Directors’ Compensation and Benefits (continued)

Annual Retainer for Service on Board Committees.  During fiscal 2018, the Board continued the practice of paying additional annual retainers set forth below for service on a Board committee. These retainers were unchanged in fiscal 2018.

Audit and Finance Committee	$20,000
Compensation Committee	$20,000
Nominating and Corporate Governance Committee	$10,000
Innovation and Technology Committee	$20,000

Annual Retainer for Service as Board Committee Chair.  In addition, non-employee directors receive annual retainers for serving as a chair of a Board committee, which are set forth below. These retainers were unchanged in fiscal 2018.

Audit and Finance Committee	$25,000
Compensation Committee	$15,000
Nominating and Corporate Governance Committee	$10,000
Innovation and Technology Committee	$15,000

Equity Awards for Non-Employee Directors.  In order to align the long-term interests of our directors with those of our stockholders, a portion of director compensation is provided in the form of equity. Non-employee directors participate in our 2004 Equity Incentive Plan (as amended and restated, the “2004 Plan”) and are entitled to receive equity awards under our Outside Director Equity Compensation Policy, subject to the terms of the 2004 Plan. Non-employee directors are generally eligible to receive an annual RSU award (an “Annual RSU Award”) upon re-election at each annual meeting of stockholders, and, if a non-employee director is appointed to the Board on a date other than the date of an annual meeting of stockholders, such director is entitled to receive an initial RSU award on his or her appointment to the Board (an “Off-Cycle RSU Grant”).

Annual RSU Awards.  Under our current Outside Director Equity Compensation Policy, which was amended in October 2017, the Annual RSU Award for each non-employee director (other than the Chairman of the Board) who has served on the Board for at least six months prior to an annual meeting of stockholders is calculated based on the following formula, with no discretionary component: the quotient of (i) $185,000 (the “Target Equity Value”) divided by (ii) the average closing price of our common stock for the 30-trading day period preceding and ending with the date of the respective RSU grant. In fiscal 2018, the Chairman of the Board received an Annual RSU Award with a Target Equity Value of $277,500.

In addition, under our current Outside Director Equity Compensation Policy, if a non-employee director has served on the Board for less than six months prior to an annual meeting of stockholders, such director’s Annual RSU Award is pro-rated based on the number of months of service before the respective annual meeting of stockholders. For purposes of the pro-rata calculation, service during any portion of a month counts as a full month of service.

Off-Cycle Grants.  Under our current Outside Director Equity Compensation Policy, an Off-Cycle Grant is equal to the quotient of (i) $185,000 divided by (ii) the average closing price of our common stock for the 30-trading day period preceding and ending with the date of the respective RSU grant. The Annual RSU Awards and the Off-Cycle RSU Grants vest on the one-year anniversary of their grant dates.

In fiscal 2018, each of our directors, other than those who did not stand for re-election, received an Annual RSU Award under our current Outside Director Equity Compensation Policy.

Deferral.  Pursuant to our Outside Director Equity Compensation Policy, our non-employee directors may elect to defer the issuance of shares of our common stock that become issuable upon vesting of the RSUs granted pursuant to the 2004 Plan (and the recognition of taxable income associated with such RSUs) until such time as the director ceases to serve on our Board. A non-employee director can make this election by completing a Restricted Stock Unit Award Deferral Election Agreement before the scheduled date of an RSU grant. If a director makes this election, the issuance

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2019 NOTICE OF MEETING AND PROXY STATEMENT

Directors’ Compensation and Benefits (continued)

of the common stock subject to the RSUs may not be accelerated or changed once the Election Agreement is submitted to us. Any common stock deferred under our Outside Director Equity Compensation Policy is issued to the director, in one lump sum, within 30 days after his or her resignation from our Board.

Acceleration of Vesting.  Pursuant to our Outside Director Equity Compensation Policy, in the event of our change of control, all of our non-employee directors’ equity compensation awards will become fully vested. In addition, in the event of the termination of a non-employee director’s service to the Board as a result of death, disability or retirement, all of his or her equity compensation awards will become fully vested, provided that such non-employee director served as a member of the Board for at least three years prior to the date of termination and satisfied our stock ownership guideline requirements during his or her service as a Board member.

Other Benefits for Non-Employee Directors.  We reimburse our directors for their travel and expenses in connection with attending Board meetings and Board-related activities, such as AMD site visits and sponsored events, as well as for continuing education programs.

Stock Ownership Guidelines.  Under our stock ownership guidelines, which were updated in August 2017, our non-employee directors are required to hold the lesser of (i) the number of shares equivalent to five times their then-current annual retainer divided by the average closing price of our common stock for the 30-day period immediately preceding and ending with the date of the annual meeting of stockholders or (ii) 30,000 shares (in the case of non-employee directors other than the Chairman of our Board) or 45,000 shares (in the case of the Chairman of the Board).

The stock ownership guidelines must be achieved by each non-employee director within the later of (i) August 2022, which is the five-year anniversary of the adoption of our amended stock ownership guidelines, or (ii) the five-year anniversary of the respective director’s first election or appointment to the Board or first appointment as Chairman of the Board, as applicable.

Until the requirements of our stock ownership guidelines are achieved, each non-employee director is encouraged to retain at least 10% of the “net shares” (as defined below) obtained through our stock incentive plans. Shares counted toward the minimum stock ownership requirements include (i) shares of common stock owned outright by a director and his or her immediate family members who share the same household, whether held individually or jointly; (ii) restricted stock where the restrictions have lapsed; (iii) shares acquired upon stock option exercise; (iv) shares purchased in the open market; (v) restricted stock units where the restrictions have lapsed but the issuance of the shares to the director has been deferred at the election of the director pursuant to a Company policy, plan or written agreement; and (vi) shares held in trust. “Net shares” are the number of shares from the sale of stock options or the vesting of restricted stock, less the number of shares the director sells to cover the exercise price of stock options and sells or has withheld to pay taxes.

As of December 29, 2018, all of our non-employee directors were holding the required number of shares under our stock ownership guidelines or had time remaining to do so within the established compliance time frame.

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PRINCIPAL STOCKHOLDERS

The following table shows each person or entity we know to be the beneficial owner of five percent or more of our common stock as of March 18, 2019.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class(1)

The Vanguard Group(2) 100 Vanguard Blvd. Malvern, PA 19355	106,394,838 (sole dispositive power as to 105,114,554 shares; shared dispositive power as to 1,280,284 shares; sole voting power as to 1,106,427 shares; shared voting power as to 193,731 shares)	9.8%

West Coast Hitech, L.P.(3) 190 Elgin Avenue George Town, Grand Cayman, KY1-9005 Cayman Islands	75,000,000 (shared voting and shared dispositive power as to all shares)	6.9%

BlackRock, Inc.(4) 40 East 52nd Street New York, New York 10022	67,200,124 (sole voting power as to 60,028,484 shares; sole dispositive power as to all shares)	6.2%

(1)	Based on 1,081,563,723 shares of our common stock outstanding as of March 18, 2019.
(2)

Based on Amendment No. 7 of Schedule 13G filed with the SEC on February 11, 2019 by The Vanguard Group. The Vanguard Group is an investment adviser deemed to be the beneficial owner of 106,394,838 shares of our common stock. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 821,199 shares of our common stock as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 733,430 shares of our common stock as a result of its serving as investment manager of Australian investment offerings.

(3)

Based on Amendment No. 11 of Schedule 13D filed with the SEC on February 7, 2019 by Mubadala, West Coast Hitech, L.P. (“WCH”) and West Coast Hitech G.P. Ltd. (“WCH GP”) pursuant to a joint filing agreement. Mubadala is a public joint stock company incorporated in the Emirate of Abu Dhabi, United Arab Emirates and is wholly-owned by the Government of the Emirate of Abu Dhabi. WCH, a Cayman Islands exempted limited partnership, and its general partner, WCH GP, a Cayman Islands corporation, are wholly-owned by Mubadala.

(4)

This information is based on Amendment No. 3 of Schedule 13G filed with the SEC on February 4, 2019 by BlackRock, Inc. and includes 67,200,124 shares of common stock owned by BlackRock and its subsidiaries.

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2019 NOTICE OF MEETING AND PROXY STATEMENT

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The table below shows the number of shares of our common stock beneficially owned as of March 18, 2019 by our current directors, our director nominees, our Named Executive Officers (as defined in “Compensation Discussion and Analysis” below) and all of our current directors and executive officers as a group. Except as otherwise indicated, each person has sole investment and voting power with respect to the shares shown as beneficially owned. Ownership information is based upon information provided by the individuals.

Name	Amount and Nature of Beneficial Ownership(1)(2)	Percent of Class(3)
Lisa T. Su	6,720,669	*
John E. Caldwell	456,851	*
Nora M. Denzel	239,844	*
Mark Durcan	32,028	*
Joseph A. Householder	203,578	*
Michael J. Inglis	239,844	*
John W. Marren	37,190	*
Abhi Y. Talwalkar	33,385	*
Ahmed Yahia	100,890	*
Devinder Kumar	1,814,950	*
James R. Anderson	551,338	*
Forrest E. Norrod	1,464,868	*
Mark D. Papermaster	2,698,723	*
Harry A. Wolin	2,052,324	*
All current directors and executive officers as a group (15 persons)	16,133,771	1.5%

*	Less than one percent
(1)

Some of the individuals may share voting power with their spouses with respect to the listed shares. Mr. Anderson’s beneficial ownership is as of his last day of employment with the Company in September 2018.

(2)

Includes beneficial ownership of the following number of shares of our common stock that are issuable upon exercise of stock options that are exercisable by May 17, 2019 (within 60 days of March 18, 2019) and upon vesting of RSUs that are scheduled to vest by May 17, 2019. Also includes beneficial ownership of the following number of shares of our common stock issuable upon the vesting of RSUs that vested as of March 18, 2019 or for which the issuance of shares of our common stock upon vesting was deferred by the director (the “Deferred RSU Shares”) pursuant to our Outside Director Equity Compensation Policy until such director ceases to serve on the Board:

Name	RSU Shares # (4)	Deferred RSU Shares # (5)	Options # (6)
Lisa T. Su	—	—	4,409,405
John E. Caldwell	27,126	355,053	—
Nora M. Denzel	18,084	55,208	—
Mark Durcan	18,084	13,944	—
Joseph A. Householder	18,084	185,494	—
Michael J. Inglis	18,084	221,760	—
John W. Marren	18,084	19,106	—
Abhi Y. Talwalkar	18,084	—	—
Ahmed Yahia	18,084	—	—
Devinder Kumar	—	—	1,232,695
James R. Anderson	—	—	—
Forrest E. Norrod	—	—	630,697
Mark D. Papermaster	—	—	1,399,135
Harry A. Wolin	—	—	703,517
All current directors and executive officers as a group (15 persons)	153,714	850,565	8,379,097

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Security Ownership of Directors and Executive Officers (continued)

(3)

Based on 1,081,563,723 shares of our common stock outstanding as of March 18, 2019. Also, with respect to each individual, the calculation includes shares of our common stock that are issuable upon exercise of stock options held by that individual that are exercisable by May 17, 2019 and upon vesting of RSUs held by that individual that will vest by May 17, 2019 and Deferred RSU Shares, ignoring the withholding of shares of common stock to cover applicable taxes. These shares, however, were not deemed to be outstanding for the purpose of computing the percentage ownership of any other individual.

(4)

With respect to each individual, the calculation includes shares of our common stock that are issuable upon vesting of RSUs held by that individual that will vest by May 17, 2019, ignoring the withholding of shares of common stock to cover applicable taxes. These shares, however, were not deemed to be outstanding for the purpose of computing the percentage ownership of any other individual.

(5)

Shares deferred as of March 18, 2019. Mr. Inglis is not being nominated for re-election, and after the Annual Meeting, he will retire from our Board; all deferred shares held for Mr. Inglis as of May 15, 2019 will be issued upon his retirement.

(6)

With respect to each individual, the calculation includes shares of our common stock that are issuable upon exercise of stock options held by that individual that are exercisable by May 17, 2019, ignoring the withholding of shares of common stock to cover applicable taxes. These shares, however, were not deemed to be outstanding for the purpose of computing the percentage ownership of any other individual.

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2019 NOTICE OF MEETING AND PROXY STATEMENT

EXECUTIVE OFFICERS

The following sets forth biographical information regarding our executive officers as of March 18, 2019. Biographical information about Dr. Su, who is both a director and an executive officer, may be found under “Item 1—Election of Directors” above. The age of each executive officer is as of our Annual Meeting.

Devinder Kumar Senior Vice President, Chief Financial Officer and Treasurer Age: 63

Mr. Kumar is our Senior Vice President, Chief Financial Officer and Treasurer. Mr. Kumar is responsible for the company’s global finance organization as well as global corporate services and facilities.

Mr. Kumar joined AMD in 1984 as a financial analyst. He spent 10 years in Asia as financial controller for AMD Penang and group finance director for AMD’s Manufacturing Services Group across Singapore, Thailand, China and Malaysia. Starting in 1998, Mr. Kumar assumed several corporate roles including leadership positions in Corporate Accounting and Corporate Finance. He was appointed Corporate Controller in 2001. He also served as AMD’s Assistant Treasurer and Treasurer between 2007 and 2010 and was previously Senior Vice President, Corporate Controller and interim CFO before being appointed Chief Financial Officer in January 2013 and Treasurer in April 2015.

Mr. Kumar serves as a member of the boards of directors of TF AMD Microelectronics (Penang) SDN. BHD. and Suzhou TF—AMD Semiconductor Co., Ltd. Mr. Kumar holds a Bachelor of Science degree in Ecology from the University of Malaya, Malaysia, a Master of Science degree in Biology from the University of California, Santa Barbara and an MBA in Finance from the University of California, Los Angeles.

Sandeep Chennakeshu Executive Vice President, Computing and Graphics Business Group Age: 60

Dr. Chennakeshu is our Executive Vice President, Computing and Graphics Business Group. In this role, he is responsible for managing all aspects of strategy, business management and engineering for PC, graphics, and semi-custom business lines. Dr. Chennakeshu joined AMD in January 2019. He has more than 30 years of industry experience and is known for his strong financial, technical innovation and operational leadership. Prior to joining AMD, he was president of BlackBerry Technology Solutions at BlackBerry Limited from August 2014 to October 2018. Prior to BlackBerry, Dr. Chennakeshu served in the following key executive roles: senior vice president and general manager of Freescale’s Wireless and Mobile business group, president of Ericsson Mobile Platforms and CTO at Sony Ericsson, Ericsson Mobile Phones, respectively and general manager of Ericsson Mobile Phones (North America).

Dr. Chennakeshu holds a Doctorate in Electrical Engineering from Southern Methodist University and a post graduate diploma in Industrial Management from the Indian Institute of Science. He is an IEEE Fellow, and a named inventor on 170 granted patents.

Darren Grasby Senior Vice President and Chief Sales Officer, President EMEA Age: 49

Mr. Grasby is our Senior Vice President, Chief Sales Officer and President of AMD EMEA. In this role, he is responsible for leading the global sales organization for all product lines, including computing, graphics, datacenter and embedded products. Mr. Grasby joined AMD in 2007 and has held several leadership roles focused on sales and marketing, including serving as Senior Vice President of Global Computing and Graphics Sales from July 2018 to January 2019. In that role, Grasby led teams responsible for successfully driving adoption of AMD Ryzen™, AMD Radeon™ and AMD EPYC™ processors globally. Prior to that, Mr. Grasby was our President EMEA and Global Channel Sales from October 2015 to July 2018 and Corporate Vice President, Global Sales and General Manager EMEA from November 2014 to October 2015. He was our Corporate Vice President and General Manager EMEA from August 2007 to November 2014. Mr. Grasby has nearly three decades of high-tech industry expertise focused on PCs, graphics and peripheral product sales.

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Executive Officers (continued)

Forrest E. Norrod Senior Vice President and General Manager, Datacenter and Embedded Solutions Business Group Age: 53

Mr. Norrod is our Senior Vice President and General Manager of the Datacenter and Embedded Solutions Business Group. In this role, he is responsible for managing all aspects of strategy, business management, engineering and sales for datacenter and embedded products. Mr. Norrod joined AMD in November 2014 and led the Enterprise, Embedded and Semi-Custom business group for his first three years. Mr. Norrod has more than 25 years of technology industry experience across a number of engineering and business management roles at both the chip and system level.

Mr. Norrod most recently was Vice President and General Manager of Dell Inc.’s server business from December 2009 to October 2014, driving the business to market share leadership in several key geographies and markets while delivering consistent revenue and profitability growth. In his role as Vice President and General Manager of Dell’s Data Center Solutions, Mr. Norrod successfully led the creation of the company’s first internal startup, which established Dell’s leadership presence in the hyper-scale datacenter market. He joined Dell as CTO of Client Products in August 2000, then led the company’s Enterprise Engineering before ultimately having responsibility for all of Dell’s global engineering teams.

Prior to Dell, Mr. Norrod worked at Cyrix Corp from 1993 to 1997 and National Semiconductor from 1997 to 2000 leading the integrated x86 CPU businesses.

Mr. Norrod holds Bachelor of Science and Master of Science degrees in Electrical Engineering from Virginia Tech and holds 12 US patents in computer architecture, graphics and system design. He served on the board of directors of Intersil Corporation from October 2014 until it was acquired in February 2017.

Mark D. Papermaster Chief Technology Officer and Executive Vice President, Technology and Engineering Age: 57

Mr. Papermaster is our Chief Technology Officer and Executive Vice President, Technology and Engineering responsible for corporate technical direction, and AMD’s intellectual property and system-on-chip product research and development. His more than 30 years of engineering experience includes significant leadership roles managing the development of a wide range of products spanning from mobile devices to high-performance servers.

Before joining AMD in October 2011, Mr. Papermaster was the leader of Cisco’s Silicon Engineering Group, the organization responsible for silicon strategy, architecture, and development for the company’s switching and routing businesses.

In prior roles, Mr. Papermaster served as Apple, Inc.’s Senior Vice President of Devices Hardware Engineering, where he was responsible for the iPod products and iPhone hardware development. He also held a number of senior leadership positions at IBM, serving on the company’s Technical Leadership Team and overseeing development of the company’s key microprocessor and server technologies.

Mr. Papermaster holds a Bachelor of Science degree in Electrical Engineering from the University of Texas at Austin and a Master of Science degree in Electrical Engineering from the University of Vermont. He is a member of the University of Texas, Cockrell School of Engineering Advisory Board, Olin College Presidents Council and the Juvenile Diabetes Research Foundation.

Harry A. Wolin Senior Vice President, General Counsel and Corporate Secretary Age: 57

Mr. Wolin is our Senior Vice President, General Counsel and Corporate Secretary. Prior to becoming General Counsel in 2003, Mr. Wolin was our Vice President, Intellectual Property. Before joining us in 2000, Mr. Wolin spent 12 years at Motorola, Inc. (now known as Motorola Solutions, Inc., a provider of technologies, products and services that enable a broad range of mobile, wireline, digital communication, information and entertainment experiences), where his last role was Vice President and Director of Legal Affairs for the Semiconductor Products Sector.

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Executive Officers (continued)

Mr. Wolin served as a member of the board of directors of GLOBALFOUNDRIES Inc. from February 2011 through March 2012. Mr. Wolin received the 2008 Magna Stella award for innovative management from the Texas General Counsel Forum. He is a member of the State Bars of Arizona and Texas and is registered to practice before the United States Patent and Trademark Office. Mr. Wolin holds a Bachelor of Science degree in Chemistry from the University of Arizona and a Juris Doctor degree from Arizona State University.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

We believe that during fiscal 2018, our directors, Section 16 officers or beneficial owners of more than 10% of our common stock complied with all Section 16(a) filing requirements. In making the above statement, we have relied solely upon a review of information provided to us and upon the written representations of our directors and Section 16 officers.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 29, 2018 with respect to shares of our common stock that may be issued under our existing equity compensation plans. Our 2004 Plan and our 2017 Employee Stock Purchase Plan (the “2017 ESPP”), each of which was approved by our stockholders, are our only equity incentive plans available for the grant of new equity awards. Outstanding options and any full value awards are not transferable for consideration.

	Fiscal Year Ended December 29, 2018
	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column(a))
Equity compensation plans approved by stockholders	38,313,512	(1)	—	83,620,805	(5)
Options	12,647,614	(2)	$5.33	—
Awards—RSUs and PRSUs	25,665,898	(3)	—	—
Equity compensation plans not approved by stockholders			—	—
Options	2,018	(2)(4)	$0.30	—
Awards—RSUs and PRSUs	—		—	—
Total	38,315,530			83,620,805

(1)

Includes shares of our common stock issuable from performance-based restricted stock units (“PRSUs”), in each case representing the number of shares that could be earned assuming target achievement of the applicable performance conditions.

(2)	As of December 29, 2018, the aggregate weighted-average remaining contractual life of our outstanding stock options was 3.49 years with an aggregate weighted-average exercise price of $5.33.
(3)	Includes 23,340,120 RSU awards and 2,325,778 PRSU awards, based on target shares granted.
(4)

Represents shares of our common stock to be issued upon exercise of outstanding options assumed from SeaMicro, Inc. (“SeaMicro”) stock plans as part of our acquisition of SeaMicro in March 2012. We have not granted any awards under this plan and we do not intend to grant any awards under this plan in the future.

(5)

Includes 45,307,293 shares available for issuance under our 2017 ESPP, of which up to a maximum of 1,888,330 shares may be purchased in the current purchase period which runs until May 9, 2019 under the 2017 ESPP.

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COMPENSATION DISCUSSION AND ANALYSIS

The Compensation and Leadership Resources Committee of our Board (the “Compensation Committee”) oversees, among other things, the development and administration of our executive compensation program. This “Compensation Discussion and Analysis” describes our executive compensation philosophy and objectives, provides an overview of our executive compensation program, and reviews the fiscal 2018 compensation decisions for the following executive officers (our “Named Executive Officers”):

Name	Title
Lisa Su	President and Chief Executive Officer
Devinder Kumar	Senior Vice President, Chief Financial Officer and Treasurer
Forrest Norrod	Senior Vice President and General Manager, Datacenter and Embedded Solutions Business Group
Mark Papermaster	Chief Technology Officer and Executive Vice President, Technology and Engineering
Harry Wolin	Senior Vice President, General Counsel and Corporate Secretary
James Anderson(1)	Former Senior Vice President and General Manager, Computing and Graphics Business Group

(1)	Mr. Anderson resigned effective September 3, 2018. He did not receive any severance or other benefits in connection with his resignation.

Executive Summary

Fiscal 2018 Company Performance

Fiscal 2018 marked another year of strong financial performance for us as we successfully delivered our second straight year of significant revenue growth, expanded gross margin and improved profitability based on our high-performance product portfolio, including our Ryzen™, EPYC™ and Radeon™ products. We strengthened our product portfolio throughout 2018 with the introduction of new high-performance products for the PC, gaming and datacenter markets.

We made great progress across our businesses in 2018 as we grew notebook, desktop and server market share while delivering record graphics revenue for the year. Customer adoption remained strong with over 60 Ryzen OEM design wins in fiscal 2018. In addition, we launched our first 7nm GPU products for the datacenter in fiscal 2018 and grew our server business exiting 2018 with mid-single digit unit share.

We improved our financial results in fiscal 2018 compared to fiscal 2017 as we grew annual revenue by more than $1.2 billion and recorded our highest profitability in seven years. In fiscal 2018, we grew revenue by 23% year-over-year to $6.5 billion, increased our operating income to $451 million compared to $127 million for fiscal 2017 and improved our net income to $337 million from a net loss of $33 million in the prior year. Cash, cash equivalents and marketable securities were down slightly year over year to $1.16 billion from $1.18 billion as was our principal amount of total debt at $1.53 billion as of December 29, 2018 compared to $1.70 billion at the end of fiscal 2017.

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Compensation Discussion and Analysis (continued)

In addition, we were the highest performing stock in the S&P 500 and the Philadelphia Semiconductor Sector Index in 2018. From the end of fiscal 2015 to the end of fiscal 2018, we saw our market capitalization appreciate to create approximately $15.6 billion in value for our stockholders. The following graphic compares the change in our market capitalization to the change in the S&P 500 and the Philadelphia Semiconductor Sector Index (“SOX”) from the end of fiscal 2015 through fiscal 2018:

Key Features of Fiscal 2018 Executive Compensation Program

Our fiscal 2018 executive compensation program continued to reflect our longstanding practice of compensating our Named Executive Officers based on performance that aligns with and drives stockholder value. Also keeping with our historical compensation practice, our fiscal 2018 executive compensation program was structured to advance our business strategy and objectives, align with the interests of our stockholders and competitive practice, and promote sound corporate governance.

The key features of our fiscal 2018 executive compensation program were as follows:

•

Redesigned Performance-Based Restricted Stock Unit (“PRSU”) Awards.  We redesigned the PRSUs granted to our Named Executive Officers in fiscal 2018 to provide that the PRSUs pay out based primarily on our stock price performance for the three-year performance period beginning August 9, 2018, and ending August 9, 2021, as compared to the performance of the S&P 500 Index (which is generally considered to be representative of overall U.S. equity market performance) over the same period. In addition, payouts under the 2018 PRSUs are subject to (a) a positive performance multiplier of 125% or 150% if we meet or exceed challenging pre-defined non-GAAP earnings per share (“EPS”) growth targets for our 2018 through 2020 fiscal years, (b) a negative performance multiplier (in the form of a 50% reduction in payout) if our absolute stock price return over the performance period is negative, and (c) an award cap that limits the total dollar value payable (in shares) to the Named Executive Officers. Unlike the 2018 PRSUs, the 2017 PRSUs did not have an EPS growth multiplier and payouts were based primarily on our total shareholder return (“TSR”) as ranked against the TSRs of each of the companies in the Philadelphia Semiconductor Sector Index (which is comprised of 30 companies only in the semiconductor industry). We believe the redesigned 2018 PRSUs align with our business objectives and the interests of our stockholders by focusing our Named Executive Officers on long-term earnings growth and sustainable stockholder returns relative to the broader U.S. equity market and comparing to a more representative set of public technology companies. Further discussion of the design of our 2018 PRSUs is provided below on page 45 under “Fiscal 2018 Compensation Elements—Long-Term Equity Awards.”

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Compensation Discussion and Analysis (continued)

•

Pay for Performance.  As illustrated in the tables below, the fiscal 2018 target total direct compensation (defined below) delivered to our Named Executive Officers was heavily weighted towards performance-based compensation:

•

91% of our Chief Executive Officer’s target total direct compensation and 83% of the average target total direct compensation of our other Named Executive Officers was delivered in the form of variable or “at risk” compensation;

•

Long-term equity awards (the ultimate value of which depend on our stock price) continued to be the largest element of compensation, representing approximately 78% of our Chief Executive Officer’s target total direct compensation and 65% of the average target total direct compensation of our other Named Executive Officers; and

•

100% of the fiscal 2018 target annual incentive bonuses payable to our Named Executive Officers was tied to the achievement of pre-established annual financial and operational goals, which are aligned to our short-term and long-term objectives, as reflected in our annual operating plan.

As used in this Proxy Statement, a Named Executive Officer’s fiscal 2018 “target total direct compensation” is the sum of his or her fiscal 2018 base salary, target annual incentive bonus under our Executive Incentive Plan (“EIP”), and the aggregate intended target value of the long-term equity awards granted under our 2004 Equity Incentive Plan (the “2004 Plan”) (the accounting values (grant date fair value) of our long-term equity awards differ and are included in the “Grants of Plan-Based Awards in 2018” table below on page 58).

•

Alignment with Stockholders.  Our fiscal 2018 executive compensation program reinforced the alignment of interests between our Named Executive Officers and the long-term interests of our stockholders. Long-term equity awards represented the largest component of each Named Executive Officer’s fiscal 2018 target total direct compensation. Approximately 50% of the target value of each Named Executive Officer’s fiscal 2018 long-term equity award was in the form of PRSUs, the potential payouts of which are tied to the performance measures described above. The remaining 50% of the target value of each Named Executive Officer’s fiscal 2018 long-term equity award was made in the form of stock options (25% of award target value) and time-based restricted stock units (“RSUs”) (25% of award target value). The stock options and RSUs vest in three equal annual installments beginning on the first anniversary of the grant date. Further discussion of the design of our 2018 long-term equity awards is provided below on page 45 under “Fiscal 2018 Compensation Elements—Long-Term Equity Awards.”

•

Market Competitive Compensation.  Each Named Executive Officer’s fiscal 2018 target total direct compensation was generally set at competitive levels with compensation for executives in similar positions within our peer group, which our Compensation Committee believes reflects the current competitive market for executive talent. Our Compensation Committee also considers a number of other factors, such as job performance, retention considerations and business conditions, which are more fully described below.

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Compensation Discussion and Analysis (continued)

Fiscal 2018 Realized Pay

The total pay of our Named Executive Officers, as reported in the 2018 Summary Compensation Table, reflects the accounting (grant date fair value) value of their annual long-term equity awards and not the economic value actually realized by our Named Executive Officers from these awards. Since a significant portion of the reported compensation of our Named Executive Officers represents potential future compensation, we believe it is useful to supplement the information provided in the 2018 Summary Compensation Table with a discussion of the pay our Named Executive Officers actually realized during the fiscal year.

As in previous years, the key drivers of the realized pay of our Named Executive Officers for fiscal 2018 were (i) the increase in our stock price and (ii) our actual performance against the pre-established financial targets and operating goals under the EIP.

The table below compares our market capitalization to the “realized pay” of our Chief Executive Officer and the average “realized pay” of our other Named Executive Officers for each of our last three fiscal years. As this table demonstrates, the compensation collectively “realized” by our Named Executive Officers in the aggregate from the end of fiscal year 2015 to the end of fiscal year 2018 represented 0.81% of the $15.6 billion in value created for our stockholders during that same period.

(1)

Each Named Executive Officer’s “realized pay” is, for the applicable fiscal year, the sum of his or her earned base salary, actual EIP bonus, any discretionary or retention bonus amounts realized, other compensation, and W-2 income realized due to stock option exercises and the vesting of restricted stock units and performance-based awards under our equity plans. Additional information is provided below in the “2018 Summary Compensation Table” on page 53 and the “Option Exercises and Stock Vested in 2018” on page 60. Realized pay is not a substitute for total compensation. For more information on total compensation as calculated under SEC rules, see the notes accompanying the 2018 Summary Compensation Table below.

(2)	The fiscal 2016 and 2017 averages of the Other Named Executive Officers exclude Mr. Wolin who was not a Named Executive Officer during those years.
(3)	The AMD Market Capitalization amounts are as of the last day of each applicable fiscal year.

The fiscal 2018 realized pay of our Named Executive Officers was primarily attributable to (i) the vesting of long-term equity awards that were granted in prior years and (ii) their fiscal 2018 annual incentive bonuses under the EIP. The fiscal 2018 EIP bonuses of 86.0% compares to a fiscal 2017 EIP payout of 77.6% and a fiscal 2016 EIP payout of 32.5%, resulting in an average payout under the EIP for the previous three fiscal years of 65.4%. For a discussion of the fiscal 2018 EIP, see “Fiscal 2018 Compensation Elements—Annual Incentive Bonuses” below.

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Compensation Discussion and Analysis (continued)

Executive Compensation Policies and Practices

We implement sound executive compensation policies and practices, including compensation-related corporate governance standards, consistent with our executive compensation philosophy. During fiscal 2018, we maintained the following executive compensation policies and practices, which we believe drive superior performance and prohibit or minimize behaviors that we believe do not serve our stockholders’ long-term interests:

Policy/Practice	Summary

Recoupment (or “claw-back”) policy

Under our Worldwide Standards of Business Conduct, we expressly reserve the right to claw-back incentive-based or other compensation (including equity-based compensation) paid to an employee (including any Named Executive Officer) in the event of an employee’s direct involvement with fraud, misconduct or gross negligence which contributes to an accounting restatement as a result of our material noncompliance with any financial reporting laws.

In addition, all equity awards granted to our Named Executive Officers after October 2015 include a forfeiture-for-cause provision, which provides for potential claw-back of the equity award if the Named Executive Officer violates the non-competition, non-solicitation, or confidentiality covenants in the equity award agreement, or fails to comply with any agreement with us regarding inventions, intellectual property rights, or proprietary information or material.

One-year minimum vesting period for equity awards

Our 2004 Plan requires a minimum one-year vesting period for all awards granted after April 29, 2015, subject to limited exceptions such as death, disability, termination of employment or a change in control.

Cap on change in control payments and benefits

Since March 2010, we have not and will not enter into any change in control agreement or arrangement with a Named Executive Officer that provides for cash severance payments in excess of (i) two times the sum of base salary and target annual incentive bonus plus (ii) the prorated target annual incentive bonus for the year in which the termination of employment occurs. Further, these payments will only be made if there is a termination of employment following a change in control or constructive discharge, as described in the “Severance and Change in Control Arrangements” section.

No new excise tax gross-ups	Since April 2009, we have not and will not enter into any change in control agreement or arrangement with a Named Executive Officer that provides for an excise tax gross-up payment.

Limited perquisites	We provide limited perquisites or other personal benefits to our Named Executive Officers and provide air and other travel for our Named Executive Officers for business purposes only.

Anti-hedging and pledging policy

Our employees, including our Named Executive Officers, and our Directors are not permitted to hedge their economic exposure to our equity securities. Our employees, including our Named Executive Officers, and our Directors are not permitted to pledge our equity securities without the preapproval of the Nominating and Governance Committee of our Board which is only expected to be granted in very limited circumstances. None of our Named Executive Officers or Directors currently have pledged any shares.

Incentive compensation amounts are subject to payment thresholds and maximums	Our annual cash performance bonuses and the 2018 PRSUs have threshold performance requirements that must be achieved to receive payment and are subject to maximum payment “caps.”

Stock ownership requirements

Our stock ownership requirements provide that our Chief Executive Officer should attain an investment position in our common stock having a value that is equal to the lesser of (a) the number of shares equal to five times her base salary or (b) 350,000 shares. Our other Named Executive Officers should attain an investment position in our common stock having a value that is equal to the lesser of (x) the number of shares equal to two times their base salaries or (y) 80,000 shares.

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Compensation Discussion and Analysis (continued)

Policy/Practice	Summary

Independent compensation consultant

Pursuant to its Charter, the Compensation Committee has the authority to engage independent advisors to assist it in carrying out its responsibilities. In fiscal 2018, the Compensation Committee retained Compensia, a national compensation consulting firm, as its compensation consultant to advise the Compensation Committee on its decisions regarding the compensation of our Named Executive Officers, and to keep the Compensation Committee apprised of compensation trends and best practices. Compensia performs no other services for us.

Compensation risk assessment

The Compensation Committee conducts an annual risk assessment of our compensation policies and company-wide practices to ensure that our programs are not reasonably likely to have a material adverse effect on us.

Response to 2018 “Say On Pay” Vote and Stockholder Engagement Process

The Compensation Committee seeks to align the objectives of our executive compensation program with the interests of our stockholders. In that respect, when evaluating our executive compensation program, the Compensation Committee carefully considers both the results of our annual advisory resolution on the compensation of our Named Executive Officers (the “say on pay” proposal) as well as direct feedback from our stockholders. At our 2018 annual meeting of stockholders, our “say on pay” proposal received support from approximately 95% of the votes cast on the proposal, reflecting overwhelming stockholder support for our fiscal 2018 executive compensation program. As we evaluated our compensation practices for 2018, we were mindful of the strong support our stockholders expressed for our program and ultimately decided to retain our general approach to the design of our executive compensation program.

During fiscal 2018, we continued our practice of proactive stockholder engagement regarding executive compensation and other corporate governance. The Company does not rely on proxy season as its active stockholder engagement season and instead prefers to actively and directly engage with stockholders throughout the fiscal year. After filing and disseminating our definitive proxy statement for our 2018 annual meeting of stockholders, we conducted conference calls, in-person meetings, or other discussions with several of our top 50 stockholders (which collectively represent approximately 53% of the shares of common stock entitled to vote at our annual meeting) to solicit feedback on the Company, including their views on our executive compensation structure and pay policies and practices. In the aggregate, feedback received during these discussions was generally supportive of our executive compensation program and our compensation plan design. In fiscal 2018 the Company also conducted an in-depth investor perception study where investor feedback and perceptions on many corporate topics was solicited. The Compensation Committee continues to encourage an active and meaningful dialogue with our stockholders regarding our executive compensation and governance practices.

Talent Management Focus

Developing, motivating, retaining and attracting talent is critical to guide and execute our strategy as well as to continue to grow our business. This is a strong focus of our executive compensation program and the Compensation Committee. Our executive compensation program aligns with our talent objectives and our compensation decisions not only consider individual and Company performance, but also long-term potential, key retention needs and organizational succession plans.

One of the Compensation Committee’s responsibilities described in its charter is to regularly review succession planning and talent development. The Compensation Committee at least annually reviews succession plans for the Chief Executive Officer and other senior executive positions. These reviews occur with input from the Chief Executive Officer and our Senior Vice President, Worldwide Marketing, Human Resources and Investor Relations. The Compensation Committee also reviews succession plans in executive session, with no members of management present. Succession planning for key executive roles consists of an assessment of internal candidates and their development plans, as well as potential external talent with considerations for alignment with AMD’s values for culture, diversity, and inclusion.

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Compensation Discussion and Analysis (continued)

Compensation Philosophy and Objectives

Our executive compensation program is guided by the following principles:

Principle	Description
Business Driven

Compensation should be aligned to performance. Rewards should be directly tied to the achievement of specific financial, operational and strategic objectives that generally lead to increased and sustained stockholder value.

Performance Differentiated	Compensation should be structured to create an effective link between pay and performance at both the Company and individual level.

Market Competitive	Compensation should be competitive to attract, retain and motivate high-caliber senior leadership.

Ownership Oriented

Compensation should be fully aligned with stockholder interests by delivering meaningful equity awards tied to and balanced with stockholder value creation and by maintaining robust stock ownership requirements.

We continually assess and adjust our executive compensation program, policies and practices in light of these guiding principles and based on feedback obtained through our stockholder engagement efforts.

Pay for Performance

Our compensation philosophy centers on pay for performance and is driven by the following primary principles:

•	Our compensation practices should be designed to align with the interests of our stockholders.

•	Sustained, improved financial performance should result in increasing company valuation and stock price.

•	With improved company performance and increases in company valuation and stock price, our compensation programs should deliver higher rewards to our Named Executive Officers.

Competitive Compensation

We operate in a highly competitive business environment, therefore it is imperative that we recruit and retain top leadership and industry experts to guide and execute our business strategy. To do so requires that we offer competitive compensation. Accordingly, the Compensation Committee seeks to compensate our Named Executive Officers at competitive levels with compensation for executives in similar positions at a group of peer companies (set forth below), which the Compensation Committee believes reflects the current competitive market for executive talent. In making its compensation decisions, the Compensation Committee also considers a number of other factors, including the scope of responsibility of each Named Executive Officer, internal pay comparisons, and the in-the-money value (i.e., retention value) of each Named Executive Officer’s unvested long-term equity award holdings, as well as its assessment of each Named Executive Officer’s performance and expected future impact on the organization.

Generally, the Compensation Committee seeks to position each Named Executive Officer’s target total direct compensation between the 50th and 75th percentile of the competitive market (the “Target Positioning”). A Named Executive Officer’s target total direct compensation may vary from the Targeting Positioning depending on the other factors discussed above. The compensation realized by the Named Executive Officer will reach the Target Positioning only if applicable performance targets are achieved and our stock price matches index performance and does not decline. However, if performance targets are exceeded and our TSR surpasses the benchmark index, then the compensation realized by the Named Executive Officer could be substantially greater than the Target Positioning. For 2018, the actual total target direct compensation was generally consistent with our Target Positioning and the realized compensation was higher because of Company and stock price performance.

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Compensation Discussion and Analysis (continued)

Align Pay Practices with Sound Risk Management

The Compensation Committee seeks to structure our executive compensation program to motivate and reward our Named Executive Officers for appropriately balancing opportunity and risk, such as investment in key initiatives designed to advance our growth in existing and new markets while at the same time avoiding pay practices that encourage excessive risk-taking.

The Compensation Committee believes that our executive compensation program fosters our objectives while mitigating potentially excessive risk-taking through the following means:

Sound Risk Management
✓	Compensation is an appropriate balance of “fixed” pay versus “variable” pay, as well as “short-term” versus “long-term” incentives
✓	Performance-based compensation opportunities are capped
✓	Our annual incentive plans include multiple Company-wide financial measures that are quantitative and measurable
✓	Long-term equity awards are a balanced mix of time-based and performance-based vesting, both spanning multiple years
✓	Long-term equity awards generally have a minimum vesting period of one year
✓	Compensation is subject to recoupment (“claw-back”) policies and provisions
✓	Our Named Executive Officers are subject to stock ownership requirements

How We Make Compensation Decisions

Role of the Compensation Committee and our Board

The Compensation Committee is responsible to our Board for developing and overseeing our executive compensation and benefits policies and programs. The Compensation Committee, which consists of three independent directors, is responsible for reviewing our executive compensation program annually to evaluate its alignment with the strategies and needs of our business, market trends and the interests of our stockholders. The Compensation Committee is responsible for formulating compensation recommendations to the non-management members of our Board regarding our Chief Executive Officer’s compensation and for approving the compensation of our other Named Executive Officers. This includes:

•	reviewing and approving the performance goals and objectives that relate to performance-based compensation awarded under the EIP and the 2004 Plan;

•	conducting an annual compensation risk assessment to evaluate our compensation policies and practices;

•	evaluating the competitiveness of each Named Executive Officer’s total compensation package; and

•

reviewing and approving any changes to a Named Executive Officer’s total compensation package, including, but not limited to, base salary, annual incentive bonus opportunities, annual long-term incentive award opportunities, and payouts and retention programs.

The Compensation Committee is supported in its work by members of our management team—including our Chief Executive Officer, our Senior Vice President, Worldwide Marketing, Human Resources and Investor Relations, our Senior Vice President and Chief Human Resources Officer, our Senior Vice President, General Counsel and Corporate Secretary and our Corporate Vice President, Compensation and Benefits. The Compensation Committee considers the input of these individuals to formulate the specific plan and award designs, including performance measures and performance levels, necessary to align our executive compensation program with our business objectives and strategies. These individuals did not attend either executive sessions or portions of any meetings of the Compensation Committee or our Board where their own compensation determinations were made.

The non-management members of our Board annually conduct a performance assessment of our Chief Executive Officer. The Compensation Committee reviews and considers our Board’s performance assessment in making its recommendations to the non-management members of our Board regarding the compensation and other terms of our Chief Executive Officer’s employment. Our Chief Executive Officer does not participate in the determination of her own compensation and no management recommendation is made regarding her compensation.

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Compensation Discussion and Analysis (continued)

Role of Compensation Consultant

The Compensation Committee has the authority to engage independent advisors to assist it in carrying out its responsibilities. During fiscal 2018, the Compensation Committee retained Compensia, a national compensation consulting firm, as its compensation consultant to provide assistance on executive and director compensation matters. Compensia advised the Compensation Committee on a variety of compensation-related matters in fiscal 2018, including:

•

the competitiveness of our executive compensation program by providing a market review of executive compensation, evaluating our compensation peer group composition and analyzing the compensation at our compensation peer group companies;

•

the pay levels of our Named Executive Officers by assessing and advising on equity and cash compensation guidelines for various executive job levels and assessing compensation levels for our executive officers;

•

our executive compensation program design, including short-term and long-term incentive plan design and pay mix, the framework for our long-term equity awards and our retention strategies, evaluation of our stock ownership guidelines, and assessment of severance and change of control arrangements; and

•	the compensation arrangements for the non-management members of our Board.

Conflict of Interest Assessment for Compensation Consultant

The Compensation Committee recognizes the importance of receiving objective advice from its compensation consultant and, to that end, conducts an annual conflicts of interest assessment of its compensation consultant. In fiscal 2018, Compensia did not provide any services to or receive any payments from us, except in its capacity as a consultant to the Compensation Committee. In March 2019, the Compensation Committee considered whether the services provided by Compensia raised any conflicts of interest pursuant to the rules of the SEC and the listing rules of Nasdaq and concluded that the work performed by Compensia did not raise any conflicts of interest.

In the course of its engagement, Compensia attended all meetings of the Compensation Committee and, where applicable, presented its findings and recommendations for discussion. Compensia also consulted frequently with members of the Compensation Committee and met with members of senior management to obtain and validate market data, review materials, and discuss management’s compensation recommendations.

Role of the Chief Executive Officer

Generally, during the Compensation Committee’s annual review of executive compensation, our Chief Executive Officer reviews with the Compensation Committee her performance evaluations of each of our other Named Executive Officers and her compensation recommendations for those Named Executive Officers. The Compensation Committee considers these recommendations in its decision process.

Competitive Pay Analysis

Each year, the Compensation Committee reviews the compensation decisions of a custom group of peer companies, in combination with industry-specific compensation survey data, to develop an understanding of the “competitive market” with respect to current executive compensation levels and related policies and practices. The Compensation Committee then evaluates how our pay practices and our Named Executive Officers’ compensation levels compared to the competitive market. As part of this evaluation, the Compensation Committee also reviews the performance measures and related performance target levels generally used within the competitive market to reward performance. The Compensation Committee believes that it appropriately sets the compensation of our Named Executive Officers taking into account the practices of our peers and industry best practices.

Methodology Used to Perform the Competitive Pay Analysis

In preparation for fiscal 2018, the Compensation Committee requested that Compensia provide a competitive pay analysis for each Named Executive Officer using compensation data developed from (i) publicly available information (as of October 2017) of the companies included in a custom peer group (the “2018 Custom Peer Group”) and (ii) compensation data for a special peer data cut of the Radford Global Technology Survey (which includes all companies noted below in the 2018 Custom Peer Group who participate in the survey).

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Compensation Discussion and Analysis (continued)

To develop the 2018 Custom Peer Group, in October 2017, the Compensation Committee reviewed the group of companies comprising the then-existing compensation peer group, with particular reference to their industry (i.e., business segment), revenues (generally 50% to 200% of our revenues for the trailing four fiscal quarters) and market capitalization (generally 30% to 300% our market capitalization), in each case based on publicly available information as of October 2017. Based on this review, the Compensation Committee removed Amkor Technology, Inc. and Sanmina Corporation from the peer group because their market capitalizations were less than 30% our market capitalization. Also based on this review, and in order to improve the statistical sampling of the peer group, the Compensation Committee added Analog Devices, Inc., Microchip Technology Incorporated, and Seagate Technology plc., each of which fit within the applicable criteria for industry, revenues and market capitalization. Our revenues for the trailing four fiscal quarters ending December 29, 2017, would have placed us in approximately the 51st percentile of the 2018 Custom Peer Group based on publicly available information. The Compensation Committee believes that the composition of the 2018 Custom Peer Group reflects an appropriate set of comparator companies for purposes of assessing our executive compensation program.

The Compensation Committee used the 2018 Custom Peer Group competitive pay analysis developed by Compensia as its reference source in analyzing the competitiveness of our Named Executive Officers’ compensation. As compared to the 2018 Custom Peer Group, AMD’s fiscal 2018 and fiscal 2017 annual revenue was approximately $6.478 billion and $5.329 billion, respectively.

The companies comprising the 2018 Custom Peer Group are as follows: (1)

Company Name	Revenue ($MM)
Seagate Technology plc	$10,606
NVIDIA Corporation	$8,976
Lam Research Corporation	$8,859
ARRIS International, plc	$6,635
Motorola Solutions, Inc.	$6,306
Harris Corporation	$5,893
NetApp, Inc.	$5,632
ON Semiconductor Corp.	$5,271
Juniper Networks, Inc.	$5,173
Analog Devices, Inc.	$5,108
Symantec Corporation	$4,571
CA Technologies	$4,078
Microchip Technology Incorporated	$3,721
KLA-Tencor Corporation	$3,699
Skyworks Solutions, Inc.	$3,651
Ciena Corporation	$2,773
Xilinx, Inc.	$2,430
Marvell Technology Group Ltd.	$2,365

(1)

Table includes source data compiled by Compensia from publicly-available financial reports. Revenue data was obtained per S&P Research Insight as of December 1, 2017, and are for the four most recent fiscal quarters ended before December 1, 2017, for which the information was publicly available.

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Compensation Discussion and Analysis (continued)

Fiscal 2018 Compensation Elements

The principal elements of our fiscal 2018 executive compensation program, their objectives, and the factors influencing the amount ultimately provided to our Named Executive Officers, are as follows:

Element		Description	Objective	Factors Influencing Amount
Base Salary		Fixed compensation delivered in cash; reviewed annually and adjusted if appropriate	Provides base amount of market competitive pay	Experience, market data, individual role and responsibilities and individual performance
Annual Cash Performance Bonus (EIP Awards)		Variable cash compensation based on performance against annual goals of revenue, adjusted non-GAAP net income and adjusted free cash flow	Motivates and rewards achievement of key financial results for the year

Annual target bonus opportunity determined annually based on market data, individual role and responsibilities and individual performance; payout based on Company performance and individual performance

Long-Term Incentives (2004 Plan Awards)	Performance- Based Restricted Stock Units (PRSUs)

Variable compensation with payout in shares based on (i) stock price performance (absolute and relative to the performance of the S&P 500 Index) over a three-year performance period, and (ii) AMD’s non-GAAP EPS growth from 2018 through 2020

			Directly aligns interests of executives with long-term stockholder value creation by linking potential payouts to relative and absolute stock price performance; also promotes retention	Intended target value of all LTI awards is based on individual role and responsibilities and market data; generally, a minimum one year vesting for all LTI awards
	Stock Options	Variable compensation based on increase in stock price from date of grant, subject to exercise of the stock option; awards vest over three years	Directly aligns interests of executives with long-term stockholder value creation and provides upside potential over a seven year option term; also promotes retention
	Restricted Stock Units (RSUs)	Variable compensation with payout in shares with time-based vesting; awards vest over three years	Directly aligns interests of executives with long-term stockholder value creation and promotes retention

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Compensation Discussion and Analysis (continued)

Other elements of our fiscal 2018 executive compensation program, including our deferred compensation plan, health, welfare and other personal benefits and post-employment compensation arrangements, are described below.

Base Salaries

The annual base salaries of our Named Executive Officers as of the beginning and end of fiscal 2018 are set forth in the table below. Effective July 1, 2018, (a) the Compensation Committee recommended, and the Board approved a salary increase for Dr. Su, and (b) the Compensation Committee approved increases to the base salaries of each of the other Named Executive Officers. These increases were in recognition of their past and expected future contributions to us, and improved the competitive positioning of their base salaries relative to the base salaries of the individuals holding comparable positions at the companies in the 2018 Custom Peer Group.

Named Executive Officer	Base Salary as of December 29, 2018		Base Salary as of December 31, 2017	Percentage Increase
Lisa Su	$1,000,000		$925,000	8.1%
Devinder Kumar	$565,000		$550,000	2.7%
Forrest Norrod	$550,000		$530,000	3.8%
Mark Papermaster	$600,000		$575,000	4.3%
Harry Wolin	$520,000		$500,000	4.0%
James Anderson	$550,000	(1)	$530,000	3.8%

(1)	Represents base salary as of September 3, 2018, the date of Mr. Anderson’s resignation.

Annual Cash Performance Bonuses

Generally, short-term incentives in the form of an annual cash performance bonus are provided to our Named Executive Officers under the EIP. These bonuses are designed to reward, where earned, short-term performance and the achievement of the principal goals of our annual operating plan.

Under the EIP, the amount of each Named Executive Officer’s annual incentive bonus is calculated based on (i) his or her target annual cash performance bonus opportunity and (ii) our corporate financial performance for the applicable performance period as measured against one or more pre-established performance levels. The financial measures and related performance levels for the performance period are approved by the Compensation Committee shortly after the commencement of the fiscal year. Bonuses earned under the EIP are paid in a single lump-sum amount after the end of the fiscal year.

For fiscal 2018, each Named Executive Officer’s annual cash performance bonus under the EIP was determined based on our financial performance during fiscal 2018. The following illustrates how the 2018 annual cash performance bonuses under the EIP were calculated:

Base Salary Earned During 2018 Target Bonus Opportunity (150% of Base Salary for Chief Executive Officer and 100% of Base Salary for other Named Executive Officers)2018 EIP Performance Factor 0% to 200% (Based on AMDs Performance relative to Fiscal 2018 Financial Targets (as weighted ))

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Compensation Discussion and Analysis (continued)

The Compensation Committee used the following financial performance measures and weightings for fiscal 2018 to determine the amount of each Named Executive Officer’s 2018 annual cash performance bonus under the EIP:

Financial Measure	Weighting
Adjusted Non-GAAP Net Income	50%
Revenue	25%
Adjusted Free Cash Flow	25%

The performance levels (threshold, target and maximum) for each financial performance measure were established by the Compensation Committee at the beginning of fiscal 2018, in each case in consultation with senior management. The performance levels were structured to align with our fiscal 2018 financial objectives taking into account overall affordability of the bonus opportunities provided under the EIP for fiscal 2018.

The Compensation Committee chose adjusted non-GAAP net income as a performance measure because it is a fair measure of our profitability and a valid metric for comparison, which the Compensation Committee believes is directly tied to enhanced stock price performance. The Compensation Committee assigned it a weight of 50% because it is a key short-term financial measure for the operation of our business and is a measure of significant importance to our stockholders. For purposes of the 2018 EIP, our “adjusted non-GAAP net income” was calculated by adjusting our fiscal 2018 GAAP net income for non-GAAP financial adjustments and amounts accrued for the fiscal 2018 bonuses.

The Compensation Committee chose revenue as a performance measure because it reflects our top-line growth, which the Compensation Committee believes is a strong indicator of our long-term ability to increase profitability, cash flow and improve stock price performance. For purposes of the 2018 EIP, our “revenue” was calculated as our GAAP net revenue for fiscal 2018.

Finally, the Compensation Committee chose adjusted free cash flow as a performance measure because it believes effective cash management is a key component of our strategy and our annual operating plan, the successful execution of which should lower indebtedness, increase financial flexibility and ultimately drive improved company valuation and stock price performance. For purposes of the 2018 EIP, our “adjusted free cash flow” was calculated by adjusting our GAAP net cash provided by (used in) operating activities for (i) purchases of property and equipment and (ii) cash payments for fiscal 2017 employee bonuses under the EIP and our Annual Incentive Plan, which were paid in March and April 2018.

The following table sets forth the fiscal 2018 performance levels and comparable actual results for the EIP:

2018 Executive Incentive Plan Financial Targets (in millions)
Financial Measure	(Threshold)	(Target)	(Maximum)	Actual Performance
Adjusted Non-GAAP Net Income	$267	$603	$974	$648
Revenue	$5,300	$6,233	$7,165	$6,475
Adjusted Free Cash Flow	$195	$326	$491	$(19)

The threshold, target and maximum performance levels for the 2018 EIP were determined by the Compensation Committee using our fiscal 2018 operating plan as a benchmark, and provide for appropriate payout above or below target. The fiscal 2018 EIP target level for each performance measure was determined by the Compensation Committee to be appropriately aggressive and aligned to our fiscal 2018 operating plan and objectives. The fiscal 2018 targets were set higher than the fiscal 2017 actual results. With respect to the adjusted non-GAAP net income and adjusted free cash flow performance measures, the level of performance required increases at an accelerating rate between each performance level. As a result, each incremental increase in potential payout under the 2018 EIP requires a slightly larger corresponding increase in our adjusted non-GAAP net income or adjusted free cash flow, as applicable. For the revenue performance measure, the level of performance required increases at a fixed rate between each performance level. Based on company performance against our fiscal 2018 financial targets, our EIP

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Compensation Discussion and Analysis (continued)

would have applied a performance factor of 87.7% for our Named Executive Officers. However, at the recommendation of management, the Compensation Committee approved an 86.0% performance factor to align with our Annual Incentive Plan. The fiscal 2018 annual cash performance bonuses under the EIP for each Named Executive Officer are set forth below:

	2018 EIP Bonus Calculation
Named Executive Officer	Base Salary Earned During Fiscal 2018	Target Bonus Opportunity	2018 EIP Performance Factor	2018 EIP Bonus(2)
Lisa Su	$962,500	150.0%		$1,241,625
Devinder Kumar	$557,500	100.0%		$479,450
Forrest Norrod	$540,000	100.0%	86.0%	$464,400
Mark Papermaster	$587,500	100.0%		$505,250
Harry Wolin	$510,000	100.0%		$438,600
James Anderson(1)			N/A

(1)	Mr. Anderson resigned effective September 3, 2018; therefore, he was not eligible to receive an annual cash performance bonus under the EIP for fiscal 2018.
(2)	The amounts reported in this column reflect the bonus amounts approved by the Compensation Committee and paid to the Named Executive Officers.

The Compensation Committee reviews and certifies the level of achievement for each performance measure before any payments are made. This review and certification is generally performed at the first regularly scheduled Compensation Committee meeting following the end of the year with any payout of the annual cash performance bonus occurring in March of such year. Under the terms of the EIP, the Compensation Committee has discretion to reduce any Named Executive Officer’s annual cash performance bonus prior to payment.

Long-Term Equity Awards

We believe that long-term incentive compensation in the form of equity awards provide a strong alignment between the interests of our Named Executive Officers and our stockholders. The Compensation Committee generally seeks to provide equity award opportunities that are consistent with our compensation philosophy (with the potential for larger payments for exceptional performance). The Compensation Committee also believes that long-term equity awards are an essential tool in promoting executive retention.

In fiscal 2018, the Compensation Committee and, in Dr. Su’s case, the non-management members of our Board, approved the following awards under our 2004 Plan:

Named Executive Officer	PRSUs (Target # of Shares)	Time-Based RSUs	Time-Based Stock Options	Aggregate Intended Target Value
Lisa Su	261,932	130,966	316,496	$9,000,000
Devinder Kumar	61,117	30,558	73,849	$2,100,000
Forrest Norrod	58,207	29,103	70,332	$2,000,000
Mark Papermaster	87,310	43,655	105,498	$3,000,000
Harry Wolin	43,655	21,827	52,749	$1,500,000
James Anderson(1)	61,117	30,558	73,849	$2,100,000

(1)

Upon his resignation on September 3, 2018, Mr. Anderson forfeited all of his then-unvested long-term equity awards equating to 205,800 stock options and 672,211 shares underlying RSU awards and PRSU awards (assuming maximum achievement), including 100% of his 2018 long-term equity award.

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Compensation Discussion and Analysis (continued)

The aggregate intended target value was converted into a mix of 50% PRSUs, 25% RSUs and 25% stock options using a conversion price of $17.18 (the greater of $8.00 and the average closing price of our common stock over the 30 trading-day period ending on August 9, 2018, the 2018 annual program’s grant date) and, for the stock options, also using a binomial factor of 41.38%. The amounts reported in the 2018 Summary Compensation Table represent the grant date fair values (i.e., accounting values) of the fiscal 2018 long-term equity awards computed in accordance with Accounting Standards Codification (ASC) Topic 718.

2018 PRSU Awards.  The 2018 PRSUs provide for a payout that will range from 0% to 250% of the target number of shares of our common stock subject to the award (the “Target Shares”), provided that the maximum number of shares that may be earned is capped (the “Award Cap”) at the number equal to (i) eight times the target value of the Named Executive Officer’s PRSU award, divided by (ii) the closing price of our common stock on the last day of the three-year performance period ending on August 9, 2021, or the date of a change of control of the Company, if earlier (as applicable, the “Performance Period”). Even though the maximum payout for the 2018 PRSUs is 250%, depending on the closing price of our common stock (as determined above) the Award Cap may limit the amount below the maximum. The Award Cap serves to avoid excessive gains and control the accounting expense of the 2018 PRSU awards. Subject to the Award Cap, the actual number of shares earned by each Named Executive Officer will be calculated as follows:

•

Each Named Executive Officer will earn between 0% and 200% of his or her target number of shares (the “Initial Earned Shares”) depending on the return on our stock price relative to the return on the S&P 500 Index, in each case over the Performance Period.

•

In alignment with our long-term growth strategy, we added EPS growth as an upside modifier to the award. If we meet or exceed challenging pre-defined non-GAAP EPS growth targets for our 2018 through 2020 fiscal years, award payouts will be increased to 125% or 150% of each Named Executive Officer’s Initial Earned Shares (if applicable, the “Adjusted Earned Shares”). In no event, however, will the Named Executive Officer’s Adjusted Earned Shares exceed 250% of his or her target number of shares.

•

If the return on our stock over the Performance Period is negative, then the total number of shares earned by each Named Executive Officer will be reduced to 50% of his or her Adjusted Earned Shares. If the return on the Company’s stock price over the Performance Period is equal to or greater than zero percent, then the total number of shares earned by each Named Executive Officer will be the number of his or her Adjusted Earned Shares.

Vested PRSUs will generally be settled on the later of August 16, 2021, or the date following the Compensation Committee’s certification of performance. Each Named Executive Officer must be continuously employed through the last day of the Performance Period to receive his or her earned shares, except to the extent an event triggers accelerated vesting of the 2018 PRSUs under the terms of his or her employment or other agreement, as applicable.

Stock Options.  Stock options are intended to align the interests of our Named Executive Officers with the interests of our stockholders because they will not realize any financial benefit from these awards unless our stock price increases above the exercise price over the seven-year option term. The stock options have an exercise price equal to 100% of the fair market value of our common stock on the grant date, which was $19.10 per share. The stock options vest (and become exercisable) as to 33 1/3% of the underlying shares on each of August 9, 2019, August 9, 2020 and August 9, 2021, subject to each Named Executive Officer’s continued employment with us through each vesting date (unless his or her employment agreement or other agreement with us provides otherwise). The service-based vesting requirements are intended to further our retention objectives. The stock options expire seven years after the grant date, subject to earlier expiration if his or her employment with us terminates.

RSUs.  RSUs are intended to encourage executive retention, manage share dilution, recognize individual performance and align the interests of our Named Executive Officers with our stockholders because the value of the awards is tied to the market value of our common stock at the time of vesting. All of the RSUs awarded to our Named Executive Officers in fiscal 2018 vest as to 33 1/3% of the underlying shares on each of August 9, 2019, August 9, 2020 and August 9, 2021, subject to each Named Executive Officer’s continued employment with us through each vesting date (unless his or her employment agreement or other agreement with us provides otherwise).

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Compensation Discussion and Analysis (continued)

Aggregate Intended Target Value of Fiscal 2018 Annual Equity Award Grants.  In determining the aggregate intended target value of each Named Executive Officer’s annual long-term equity award for fiscal 2018, the Compensation Committee reviewed data showing the market-competitive award levels based on the 2018 Custom Peer Group and the potential realizable value of each Named Executive Officer’s existing equity holdings. Additionally, in approving the fiscal 2018 equity awards for our Named Executive Officers, the Compensation Committee considered the potential realizable value of each Named Executive Officer’s existing equity holdings, executive retention objectives and continuity within senior management and the following high-level corporate goals: achieve fiscal 2018 annual operating plan, execute industry leading roadmap and meet customer commitments. The achievement of these high-level goals drive our overall Company strategy and, subsequently, the attainment of the performance objectives in our long-term incentive compensation program.

Accounting Considerations.  We follow ASC Topic 718 for our share-based compensation awards. ASC Topic 718 requires companies to measure the compensation expense for all share-based payment awards made to employees and directors, including stock options, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below, even though our Named Executive Officers may never realize any value from their awards. ASC Topic 718 also requires companies to recognize the compensation cost of their share-based compensation awards in their income statements over the period that a recipient is required to render service in exchange for the option or other award.

In accordance with ASC Topic 718, the accounting value of the 2018 PRSUs was determined by an outside professional valuation consultant using a Monte-Carlo simulation model and based upon a discounted cash flow analysis of the probability-weighted payoffs of a share-based payment assuming a variety of possible stock price paths and represents the estimate of aggregate compensation cost to be recognized over the requisite service period determined as of the grant date under ASC Topic 718, except no assumptions for forfeitures are included.

Grant Timing Practices.  We have no practice or policy of coordinating or timing the release of company information around the grant date of our annual long-term equity awards. Our annual long-term equity awards are typically made in July or August. On occasion, we grant equity awards outside of our annual grant cycle for new hires, promotions, recognition, retention or other purposes. These “off cycle” grants are made only on a limited basis.

See the “2018 Summary Compensation Table” and the “Grants of Plan-Based Awards in 2018” table below for more information on the equity awards that we granted to our Named Executive Officers in fiscal 2018.

Deferred Compensation

In fiscal 2018, our Named Executive Officers were eligible to participate in our Deferred Income Account Plan (the “DIA Plan”). Participation in the DIA Plan is intended to assist our Named Executive Officers in their retirement planning as well as to restore Company contributions that are lost due to IRS limits applicable to contributions in our Section 401(k) plan. The Compensation Committee believes the opportunity to defer compensation is a competitive benefit that enhances our ability to attract and retain talented executives while building plan participants’ long-term commitment to the Company.

For further information about the DIA Plan, see the “2018 Nonqualified Deferred Compensation” table below.

Health, Welfare and Other Personal Benefits (Perquisites)

In fiscal 2018, a broad population of our U.S. employees, including our Named Executive Officers, were eligible to receive the following health, welfare, perquisites and other personal benefits:

•	participation in our U.S. benefit programs, including our Section 401(k) plan, health care coverage, paid time-off and paid holidays;

•	matching contributions under our Section 401(k) plan, which were equal to 75% of an employee’s annual contribution, up to the first 6% of compensation deferred under the plan; and

•	patent awards, if earned.

In addition to the above, our Named Executive Officers were eligible to receive an annual physical examination and executive life insurance.

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Compensation Discussion and Analysis (continued)

The health, welfare and other personal benefits described above are intended to be part of a competitive overall compensation program and help attract and retain executive talent.

For further information regarding the health, welfare and other personal benefits received by our Named Executive Officers during fiscal 2018, see the “2018 Summary Compensation Table” below.

Change in Control Agreements and Other Change in Control Arrangements

Our Chief Executive Officer has an employment agreement, effective October 8, 2014, approved by our Board that establishes her base salary and provides for annual incentive and long-term incentive awards under our approved plans (i.e., the EIP and 2004 Plan). In addition, the agreement provides for certain payments and benefits in the event of certain termination of employment scenarios, including following a change in control of the Company. For further information on this agreement, see the “Severance and Change in Control Arrangements” section beginning on page 60.

Each of our other Named Executive Officers is party to a change in control agreement (or, in Mr. Wolin’s case, a management continuity agreement) with us. These agreements and the change-in-control provisions of Dr. Su’s employment agreement are designed to encourage the continued services of the covered Named Executive Officer in the event of a potential change in control of the Company and to allow for a smooth leadership transition upon such a change in control. In addition, these agreements and the change-in-control provisions in Dr. Su’s employment agreement are intended to provide incentives to the covered Named Executive Officer to effectively execute the directives of our Board, even in the event that such actions may result in the elimination of the Named Executive Officer’s position.

In April 2009, AMD adopted a policy to not enter into any new management continuity agreements or change in control agreements containing an excise tax gross-up provision. Our Named Executive Officers’ change in control agreements do not provide for excise tax gross-ups except for Mr. Wolin’s management continuity agreement, which was entered into prior to April 2009 and has not been amended since that time.

Termination of Employment Required to Trigger Payments

Under the terms and conditions of these arrangements and agreements, each of our Named Executive Officers is eligible to receive certain specified payments and benefits only if (i) a “change in control” of us occurs and (ii) the Named Executive Officer’s employment is terminated or the Named Executive Officer is constructively discharged within two years of the change in control transaction (a “double trigger” arrangement). The Compensation Committee believes this structure strikes a balance between our incentive arrangements and our executive hiring and retention objectives without providing “windfall” payments and benefits to any Named Executive Officers who continue employment with an acquiring entity following a change in control of the Company.

For a detailed description of these arrangements and agreements with our Named Executive Officers, as well as an estimate of the amounts payable under such arrangements as of the last day of fiscal 2018, see “Severance and Change in Control Arrangements” on page 60 below.

Severance and Separation Arrangements

Any post-employment compensation payable to our Chief Executive Officer is governed solely by her employment agreement, the terms of which were the result of arms-length negotiations between her and the Compensation Committee. Under her employment agreement, our Chief Executive Officer is eligible to receive certain specified payments and benefits in the event that her employment is involuntarily terminated. The Compensation Committee believes that the amount payable to our Chief Executive Officer pursuant to her employment agreement is reasonable and competitive and provides transition assistance in the event of her involuntary termination of employment, with the goal of keeping her focused on our business rather than her personal circumstances.

With the exception of our Chief Executive Officer, all of our other Named Executive Officers participate in our Executive Severance Plan for Senior Vice Presidents (the “SVP Severance Plan”). The SVP Severance Plan is designed to provide uniform treatment in the event of an involuntary termination of employment of our U.S. senior executives (except our Chief Executive Officer) and to provide transition assistance in such instances with the goal of keeping these senior executives focused on our business rather than their personal circumstances. A Named Executive Officer is

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Compensation Discussion and Analysis (continued)

not eligible to receive payments and benefits under the SVP Severance Plan if he or she receives severance payments and benefits in connection with a change in control of the Company pursuant to his or her change in control agreement. The Compensation Committee believes that the SVP Severance Plan provides the covered executives important protections and promotes our objectives of attracting and retaining executive talent.

For a detailed description of the post-employment compensation arrangements of our Named Executive Officers, as well as an estimate of the amounts payable under such arrangements as of the last day of fiscal 2018, see “Severance and Change in Control Arrangements” on page 60 below.

Other Compensation Policies

Compensation Recoupment (“Claw-back”) Policy

Our Worldwide Standards of Business Conduct provide that we may pursue all remedies available under applicable law to recover any incentive-based or other compensation (including equity awards) paid or granted to our employees or agents if we are required to prepare an accounting restatement as a result of our material noncompliance with any financial reporting laws.

In addition, the award agreement for each stock option, RSU, and PRSU granted since May 2010 to an employee at or above the level of senior vice president (which includes our Named Executive Officers) has included a compensation recoupment (“claw-back”) provision. The claw-back provides the Compensation Committee with the right to recover all or a portion of the compensation attributable to the award if the employee’s direct involvement with fraud, misconduct or his or her gross negligence contributes to or results in us being required to prepare an accounting restatement as a result of our material noncompliance with any financial reporting requirement under the federal securities laws. The claw-back does not apply to any award granted more than 18 months before the date of the first public issuance or SEC filing of the financial document embodying the reporting requirement. In addition, with respect to awards granted in and after August 2015, we may claw-back the award if the recipient violates the non-competition or non-solicitation terms of the award agreement as permitted under applicable law. The Compensation Committee may exercise these claw-back rights by cancellation, forfeiture, repayment or disgorgement of any profits realized by the employee from the sale of our securities.

We continue to monitor the rulemaking activities of the SEC and Nasdaq with respect to the development, implementation and disclosure of compensation recovery provisions/policies. We expect to revise our compensation recovery provisions/policies in the future if and as required by applicable law.

Stock Ownership Requirements

Our stock ownership requirements are designed to increase our Named Executive Officers’ stakes in us and to align their interests more closely with those of our stockholders.

These requirements provide that on or before the Ownership Achievement Date (as defined below), our President and Chief Executive Officer should attain an investment position in our common stock equal to the lesser of (a) five-times her annual base salary or (b) 350,000 shares, and our other Named Executive Officers should attain an investment position in our common stock equal to the lesser of (x) two-times their annual base salaries or (y) 80,000 shares.

Shares of our common stock counted toward the minimum stock ownership requirements include any shares held directly or indirectly by a Named Executive Officer.

The “Ownership Achievement Date” is the later of August 2, 2022, or five years from first appointment as an executive officer. In the case of an existing executive officer being appointed as our Chief Executive Officer, the “Ownership Achievement Date” is the later of August 2, 2020, or five years from the date of such appointment. Until the guideline is achieved, each Named Executive Officer is encouraged to retain at least 10% of the net shares (defined below) obtained through our stock incentive plans. For this purpose, the “net shares” are the number of shares received from the exercise of stock options or the vesting of restricted stock or restricted stock unit awards, less the number of shares the Named Executive Officer sells to cover the exercise price of stock options or sells or has withheld to pay taxes.

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Compensation Discussion and Analysis (continued)

As of December 29, 2018, each of our Named Executive Officers had satisfied his or her applicable stock ownership requirement.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code (“Code”) generally disallows public companies a tax deduction for federal income tax purposes of remuneration in excess of $1 million paid to certain executive officers. While the Compensation Committee may consider the deductibility of awards as one factor in determining our executive compensation, it also considers other factors in making its executive compensation decisions and retains the flexibility to grant awards or pay compensation the Compensation Committee determines to be consistent with its goals for our executive compensation program, even if the awards may not be deductible for tax purposes.

The Tax Cuts and Jobs Act repealed the exception to the deductibility limit that was previously available for “qualified performance-based compensation” (including stock option grants, performance-based cash bonuses and performance-based equity awards, such as the PRSUs) effective for taxable years beginning after December 31, 2017. As a result, any compensation paid to certain of our Named Executive Officers for taxable years beginning after December 31, 2017 in excess of $1 million will be non-deductible unless it qualifies for transition relief afforded by the Tax Cuts and Jobs Act to compensation payable pursuant to certain binding arrangements in effect on November 2, 2017.

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COMPENSATION AND LEADERSHIP RESOURCES COMMITTEE’S REPORT

The Compensation and Leadership Resources Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement. Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 29, 2018.

COMPENSATION AND LEADERSHIP RESOURCES COMMITTEE

Nora Denzel, Chair

Mark Durcan

Abhi Talwalkar

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COMPENSATION POLICIES AND PRACTICES

In February 2019, the Compensation Committee reviewed our compensation policies and practices for employees generally and concluded that these policies and practices do not create risks that are reasonably likely to have a material adverse effect on us.

In reaching this conclusion, the Compensation Committee, with the assistance of management, assessed our executive and broad-based compensation and benefits programs to determine if any of them created undesired or excessive risks of a material nature. The assessment included (i) a review of our compensation policies and practices for employees generally, (ii) identification of the risks that could result from such policies and practices, (iii) identification of the risk mitigators and controls, and (iv) analysis of the potential risks against the risk mitigators and controls and our business strategy and objectives. Although the Compensation Committee reviewed all of our compensation programs, the Compensation Committee focused on the programs that have variability of payout and in which employees could directly affect the payout of incentives. These programs included the EIP, Annual Incentive Plan, Long-Term Incentive Plan (“LTI”), Sales Incentive Plan and 2004 Plan.

In performing the assessment and reaching its conclusion, the Compensation Committee noted the following factors that the Compensation Committee believes may reduce the likelihood of undesired or excessive risk-taking:

•	Our overall compensation levels are competitive with the market;

•	Our compensation practices and policies appropriately balance base pay versus variable pay and short-term versus long-term incentives;

•

Although the EIP, Annual Incentive Plan, LTI and Sales Incentive Plan have variability of payout, the Compensation Committee believes that any potential risks associated with such plans are controlled or mitigated by one or more of the following: (i) the performance goals being multi-dimensional (i.e., adjusted non-GAAP net income, adjusted non-GAAP free cash flow, revenue), thereby increasing the range of performance over which incentives are paid, (ii) the performance goals being aligned with our business objectives and being quantitative financial measures, (iii) the use of sliding payout scales, with the payouts in certain instances being linearly interpolated for performance falling between the performance levels set by the Compensation Committee, (iv) the ability of the Compensation Committee and/or management to exercise discretion to reduce payouts, (v) the existence of multiple internal controls and approval processes that are intended to prevent manipulation of outcomes by any employee, including the Named Executive Officers and (vi) the incentive opportunities being capped;

•

Although the grant of equity awards under the 2004 Plan could motivate our employees to, among other things, focus on increasing our short-term stock price rather than the creation of long-term stockholder value, the Compensation Committee believes that potential risks are controlled or mitigated by one or more of the following: (i) awarding a combination of PRSUs, RSUs and stock options, (ii) three-year vesting and performance period for PRSUs awarded in fiscal 2018, (iii) the vesting provisions of stock options and RSUs occurring over multi-year periods, (iv) caps on performance-based compensation opportunities, and (v) our stock ownership guidelines for our executive officers. In addition, we prohibit our employees, including Named Executive Officers, from engaging in hedging transactions in our securities; and

•	We have implemented claw-back provisions and policies, as described in more detail in “Compensation Discussion and Analysis” above.

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2019 NOTICE OF MEETING AND PROXY STATEMENT

EXECUTIVE COMPENSATION

The following table shows, for fiscal 2018, 2017 and 2016, the compensation for our Named Executive Officers. Mr. Wolin was not a Named Executive Officer in 2017 or 2016 but became a Named Executive Officer in 2018.

For information on the role of each compensation component within the total compensation packages of the Named Executive Officers, see “Compensation Discussion and Analysis—Fiscal 2018 Compensation Elements.”

2018 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)

Lisa T. Su

President and Chief Executive Officer	2018	961,057		—	8,622,801	2,500,318	1,241,625	30,591	13,356,392
	2017	924,997		—	6,980,740	1,897,770	1,076,700	14,614	10,894,821
	2016	886,340		—	7,983,393	2,408,120	432,656	14,266	11,724,775

Devinder Kumar

Senior Vice President, Chief Financial Officer and Treasurer	2018	557,204		—	2,011,962	583,407	479,450	13,859	3,645,882
	2017	539,615		—	1,745,181	474,441	419,040	13,615	3,191,892
	2016	530,005		—	2,280,965	688,034	172,250	13,337	3,684,591

Forrest E. Norrod

Senior Vice President and General Manager, Datacenter and Embedded Solutions Business Group	2018	539,615		—	1,916,165	555,623	464,400	21,467	3,497,270
	2017	530,005		—	1,745,181	474,441	411,280	16,698	3,177,605
	2016	530,005		—	2,280,965	688,034	172,250	13,337	3,684,591

Mark D. Papermaster

Chief Technology Officer and Executive Vice President, Technology and Engineering	2018	587,015		—	2,874,245	833,434	505,250	13,938	4,813,882
	2017	611,328	(5)	—	1,963,340	533,748	436,500	16,702	3,561,618
	2016	549,994		—	2,280,965	688,034	178,750	13,390	3,711,133

Harry A. Wolin

Senior Vice President, General Counsel and Corporate Secretary	2018	509,610		—	1,437,113	416,717	438,600	13,732	2,815,772

James R. Anderson

Former Senior Vice President and General Manager, Computing and Graphics Business Group	2018	420,097	(6)	—	2,011,962	583,407	—	19,638	3,035,104
	2017	514,420		—	1,745,181	474,441	399,640	16,846	3,150,528
	2016	499,990		—	2,280,965	688,034	162,500	22,707	3,654,196

(1)

Amounts shown in the column do not reflect dollar amounts actually received by the Named Executive Officers. Instead, these amounts represent the aggregate grant date fair value of the RSUs and PRSUs granted in the year indicated computed in accordance with ASC Topic 718. The grant date fair value (which is sometimes referred to in this proxy statement as the “accounting value”) is used to recognize the accounting expense for long-term equity awards. For a discussion of the assumptions made in the valuations reflected in this column, see Note 16 of the Notes to Consolidated Financial Statements in our Annual Report. For fiscal 2018, the amounts shown include the grant date fair value of the PRSUs awarded in fiscal 2018 to each Named Executive Officer, as set forth in the table below. The grant date fair value of the PRSUs is determined using a Monte-Carlo simulation model and based upon a discounted cash flow analysis of the probability-weighted payoffs of a share-based payment assuming a variety of possible stock price paths and represents the estimate of the most probable aggregate compensation cost to be recognized over the requisite service period determined as of the grant date under ASC Topic 718.

The aggregate accounting values of the PRSUs granted to our Named Executive Officers in fiscal 2018 are as follows:

Named Executive Officer	Grant Date	Shares Underlying PRSUs at Target (100%) (#)	Shares Underlying PRSUs at Maximum (250%) (#)(7)	Grant Date Fair Value ($)(8)

Lisa T. Su	8/9/2018	261,932	654,830	6,121,351

Devinder Kumar	8/9/2018	61,117	152,792	1,428,304

Forrest E. Norrod	8/9/2018	58,207	145,517	1,360,298

Mark D. Papermaster	8/9/2018	87,310	218,275	2,040,435

Harry A. Wolin	8/9/2018	43,655	109,137	1,020,217

James R. Anderson	8/9/2018	61,117	152,792	1,428,304

(2)

Amounts shown in this column do not reflect dollar amounts actually received by the Named Executive Officers. Instead, the amounts represent the aggregate grant date fair value of option awards granted in the year indicated computed in accordance with ASC Topic 718. For a

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2019 NOTICE OF MEETING AND PROXY STATEMENT

2018 Summary Compensation Table (continued)

discussion of the assumptions made in the valuations reflected in this column, see Note 16 of the Notes to Consolidated Financial Statements in our Annual Report.
(3)

Amounts represent cash performance bonuses paid under the EIP for fiscal 2018. See “Compensation Discussion and Analysis—Fiscal 2018 Compensation Elements—Annual Cash Performance Bonuses” above for more information about these payments, including the pre-established financial measures under the EIP.

(4)	The following table sets forth the components of the amounts presented in the All Other Compensation column for fiscal 2018:

Named Executive Officer	Matching Contributions to 401(k) ($)	Life Insurance Premiums Paid By Company ($)	Spousal Travel at Company Request(9) ($)	Total ($)

Lisa T. Su	12,375	2,556	15,660	30,591

Devinder Kumar	12,375	1,484	—	13,859

Forrest E. Norrod	12,375	1,436	7,656	21,467

Mark D. Papermaster	12,375	1,563	—	13,938

Harry A. Wolin	12,375	1,357	—	13,732

James R. Anderson	10,417	986	8,235	19,638

(5)	For 2017, this amount includes $49,314 in connection with the payout of accrued vacation time due to Mr. Papermaster’s relocation from California to Texas per Company policy.
(6)	For 2018, this amount includes $47,596 in connection with the payout of accrued vacation time due to Mr. Anderson’s resignation in September 2018.
(7)

The maximum number of shares that may be earned is capped at the number equal to (i) eight times the target value of the Named Executive Officer’s PRSU award, divided by (ii) the closing price of our common stock on the last day of the three-year performance period ending on August 9, 2021, or the date of a change of control of the Company, if earlier. See “Compensation Discussion and Analysis—Fiscal 2018 Compensation Elements—Long-Term Equity Awards” above for more information.

(8)

In accordance with Instruction 3 to Item 402(c)(2)(v), the grant date fair values of the PRSUs granted to our Named Executive Officers in fiscal 2018 assuming that the highest level of performance conditions (within the meaning of ASC Topic 718) will be achieved are $7,374,695 for Dr. Su, $1,720,749 for Mr. Kumar, $1,638,818 for Mr. Norrod, $2,458,213 for Mr. Papermaster, $1,229,107 for Mr. Wolin and $1,720,749 for Mr. Anderson.

(9)

Amounts represent the direct costs of commercial airline flights and other travel-related expenses paid by the Company for the Named Executive Officer’s spouse, who accompanied such Named Executive Officer on business-related travel where the spouse’s participation was requested by the Company.

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2019 NOTICE OF MEETING AND PROXY STATEMENT

2018 NONQUALIFIED DEFERRED COMPENSATION

The following table shows information for the Named Executive Officers who had accounts in the Deferred Income Account Plan (the “DIA”), a non-qualified deferred compensation plan, in fiscal 2018. Except for amounts deferred and vested prior to January 1, 2005, the DIA is subject to Section 409A of the Code.

Name	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY(2) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)

Devinder Kumar	—	—	(85,986)	(81,349)	1,655,140

Mark D. Papermaster	—	—	(1,138)	—	23,506

Harry A. Wolin	—	—	(82,110)	—	735,725

James R. Anderson	132,561	—	(13,721)	—	208,662

(1)	Amount is included in the “Salary” column for fiscal 2018 of the “2018 Summary Compensation Table” above.
(2)

Represents the net amounts debited from the DIA accounts of Messrs. Kumar, Anderson and Papermaster as a result of the performance of the investment vehicles in which their accounts were deemed invested, as more fully described in the narrative disclosure below. These amounts do not represent above-market or preferential earnings (within the meaning of 17 CFR Section 229.402(c)(2)(viii)), and as a result are not reported in the “2018 Summary Compensation Table” above.

We maintain the DIA, which allows eligible employees, including the Named Executive Officers, to voluntarily defer receipt of a portion of their salary, bonus and any commission payments until the date or dates selected by the participant. Participants may defer up to 50% of annual base salary and/or 100% of commissions and bonuses. Earnings on the deferred accounts are based on the performance of the investment funds selected by the participants. Participants make a deferral election, prior to the year in which the compensation is earned, that may not be terminated or changed during the year for which it was made. Generally, we make a discretionary contribution to the participant’s account if his or her annual base salary, minus his or her Section 401(k) contribution before the deferral, is greater than the annual compensation limit for Section 401(k) plans. The contribution, if any, is equal to the lesser of (i) 50% of the deferred compensation credited to the participant’s account for the year or (ii) a discretionary percentage of the participant’s base salary in excess of the eligible Section 401(k) compensation limit for the year minus the participant’s Section 401(k) contributions. For fiscal 2018, our discretionary contribution percentage under option (ii) above was 4.5%. Participants are 100% vested in the value of their accounts. Participants may select their desired benchmark investment fund(s) in which their accounts are deemed to be invested and may change their investment elections at any time, with such change effective as of the next business day. The amount of investment gain or loss that is credited to the participant’s account depends on the participant’s investment election. For 2018, we utilized investment funds in an array of asset classes, substantially aligned to those offered under our Section 401(k) plan. We have placed assets in mutual funds held in a Rabbi trust established for the DIA. For fiscal 2018, the investment return credited to Messrs. Kumar’s, Anderson’s, Papermaster’s and Wolin’s DIA accounts was -4.9%, -7.5%, -6.8% and -10.0%, respectively, based on their investment elections for their respective DIA accounts. This investment return was calculated by taking the aggregate loss in fiscal 2018 and dividing it by the aggregate balance as of the beginning of fiscal 2018.

The DIA accounts are distributed following a participant’s termination of employment with us unless the participant has elected an in-service withdrawal (scheduled or hardship withdrawal). At the time a participant makes his or her deferral election, he or she may elect a different form of distribution for such year’s deferred compensation. The participant may elect a single lump sum distribution or annual installment distributions over three to ten years. The default form of distribution is a single lump sum. A participant may change the form of distribution election, subject to the terms of the DIA.

A participant may elect to withdraw all or part of his or her account while employed by us, subject to the terms of the DIA. The in-service withdrawal date must be at least two years after the plan year in which the election was made. An in-service withdrawal date may be changed, subject to the terms of the DIA. An unscheduled payment may also be made, subject to the terms of the DIA.

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2019 NOTICE OF MEETING AND PROXY STATEMENT

OUTSTANDING EQUITY AWARDS AT 2018 FISCAL YEAR-END

The following table shows all outstanding equity awards held by the Named Executive Officers as of December 29, 2018. The equity awards reported in the Option Awards column consist of non-qualified stock options. The equity awards in the Stock Awards column consist of RSUs and PRSUs.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Lisa T. Su
						115,026(2)	2,049,763
						98,619(3)	1,757,391
						130,966(4)	2,333,814
						862,510(5)	15,369,928
								739,642	(6)	13,180,420
								654,830	(7)	11,669,071
	627,643	—		4.08	8/12/2021
	447,599	—		2.80	10/31/2021
	1,118,999	—		2.80	10/31/2021
	1,386,859	—		2.92	12/26/2022
	582,910	194,304(8)		6.98	7/26/2023
	115,859	231,718(9)		12.83	8/9/2024
	—	316,496(10)		19.10	8/9/2025
Devinder Kumar
						32,684(2)	585,636
						24,655(3)	439,352
						30,558(4)	544,544
						246,432(5)	4,391,418
								184,910	(6)	3,295,096
								152,792	(7)	2,722,753
	375,664	—		2.68	1/15/2020
	255,470	—		3.90	7/22/2020
	313,821	—		4.08	8/12/2021
	315,221	—		1.84	8/15/2022
	166,545	55,516(8)		6.98	7/26/2023
	28,964	57,930(9)		12.83	8/9/2024
	—	73,849 (10)		19.10	8/9/2025
Forrest E. Norrod
						32,864(2)	585,636
						24,655(3)	439,352
						29,103(4)	518,615
						246,432(5)	4,391,418
								184,910	(6)	3,295,096
								145,517	(7)	2,593,113
	414,697	—		2.61	11/15/2021
	33,481	—		1.84	8/15/2022
	166,545	55,516(8)		6.98	7/26/2023
	28,964	57,930(9)		12.83	8/9/2024
	—	70,332(10)		19.10	8/9/2025
Mark D. Papermaster
						32,864(2)	585,636
						27,737(3)	494,273
						43,655(4)	777,932
						246,432(5)	4,391,418
								208,025	(6)	3,707,006
								218,275	(7)	3,889,661
	270,497	—		3.90	7/22/2020
	392,277	—		4.08	8/12/2021
	500,221	—		1.84	8/15/2022
	166,545	55,516(8)		6.98	7/26/2023
	32,585	65,171(9)		12.83	8/9/2024
	—	105,498(10)		19.10	8/9/2025

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2019 NOTICE OF MEETING AND PROXY STATEMENT

Outstanding Equity Awards at 2018 Fiscal Year-End (continued)

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Harry A. Wolin
						24,649(2)	439,245
						18,491(3)	329,510
						21,827(4)	388,957
						184,825(5)	3,293,582
								138,683	(6)	2,471,331
								109,138	(7)	1,944,839
	203,984	—		4.08	8/12/2021
	325,143	—		1.84	8/15/2022
	124,909	41,637(8)		6.98	7/26/2023
	21,723	43,447(9)		12.83	8/9/2024
	—	52,749(10)		19.10	8/9/2025
James R. Anderson(11)
	—	—	—	—	—	—	—	—		—

(1)

The dollar value of these awards is calculated by multiplying the number of units by $17.82 per share, the last reported sales price of our common stock on December 28, 2018, the last trading day of fiscal 2018.

(2)	This RSU award vested 33 1⁄3% on each of August 9, 2017 and 2018 and 33 1/3% will vest on August 9, 2019, subject to continued service.
(3)	This RSU award vested 33 1⁄3% on August 9, 2018 and 33 1/3% will vest on each of August 9, 2019 and 2020, subject to continued service.
(4)	This RSU award will vest 33 1⁄3% on each of August 9, 2019, 2020 and 2021, subject to continued service.
(5)

The Compensation Committee certified the achievement of performance criteria required to earn 250% of the target shares underlying this PRSU award. One-half of the earned shares were released in August 2017; the remaining shares in the table will vest on August 9, 2019, subject to continued service through that date.

(6)

Represents a PRSU award at max level based on performance status as of the fiscal year end. The actual number of shares that may be earned, if at all, is contingent upon the achievement of pre-established performance metrics over the three-year period ending August 9, 2020. Vested PRSUs will generally be settled on the later of August 15, 2020, or the date following the Compensation Committee’s certification of performance. The number of shares that may be earned is between 0% and 250% of the target number of shares; provided that, the maximum number of shares that may be earned is capped at the number equal to (i) eight times the target value of the PRSU award, divided by (ii) the closing price of the Company’s stock on August 9, 2020.

(7)

Represents a PRSU award at max level based on performance status as of the fiscal year end. The actual number of shares that may be earned, if at all, is contingent upon the achievement of pre-established performance metrics over the three-year period ending August 9, 2021. Vested PRSUs will generally be settled on the later of August 16, 2021, or the date following the Compensation Committee’s certification of performance. The number of shares that may be earned is between 0% and 250% of the target number of shares; provided that, the maximum number of shares that may be earned is capped at the number equal to (i) eight times the target value of the PRSU award, divided by (ii) the closing price of the Company’s stock on August 9, 2021.

(8)	This option vested 33 1⁄3% on July 26, 2017 and then vests 8 1⁄3% quarterly for the next two years, subject to continued service.
(9)	This option vested 33 1⁄3% on August 9, 2018 and will vest 33 1⁄3% on each of August 9, 2019 and 2020, subject to continued service.
(10)	This option will vest 33 1⁄3% on each of August 9, 2019, 2020 and 2021, subject to continued service.
(11)	Mr. Anderson resigned from the Company in September 2018.

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2019 NOTICE OF MEETING AND PROXY STATEMENT

GRANTS OF PLAN-BASED AWARDS IN 2018

The following table sets forth all plan-based awards granted to the Named Executive Officers in fiscal 2018.

					Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)
Name	Plan Name		Grant Date	Compensation Committee Action Date	Threshold (#)	Target (#)	Maximum (#)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/ Share)	Grant Date Fair Value of Stock and Option Awards ($)(5)

Lisa T. Su
	EIP				—	1,443,750	2,887,500
	2004 Plan		8/9/2018	8/1/2018				—	261,932	654,830				6,121,351
	2004 Plan		8/9/2018	8/1/2018							130,966			2,501,451
	2004 Plan		8/9/2018	8/1/2018								316,496	19.10	2,500,318
Devinder Kumar
	EIP				—	557,500	1,115,000
	2004 Plan		8/9/2018	7/31/2018				—	61,117	152,792				1,428,304
	2004 Plan		8/9/2018	7/31/2018							30,558			583,658
	2004 Plan		8/9/2018	7/31/2018								73,849	19.10	583,407
Forrest E. Norrod
	EIP				—	540,000	1,080,000
	2004 Plan		8/9/2018	7/31/2018				—	58,207	145,517				1,360,298
	2004 Plan		8/9/2018	7/31/2018							29,103			555,867
	2004 Plan		8/9/2018	7/31/2018								70,332	19.10	555,623
Mark D. Papermaster
	EIP				—	587,500	1,175,000
	2004 Plan		8/9/2018	7/31/2018				—	87,310	218,275				2,040,435
	2004 Plan		8/9/2018	7/31/2018							43,655			833,811
	2004 Plan		8/9/2018	7/31/2018								105,498	19.10	833,434
Harry A. Wolin
	EIP				—	510,000	1,020,000
	2004 Plan		8/9/2018	7/31/2018				—	43,655	109,137				1,020,217
	2004 Plan		8/9/2018	7/31/2018							21,827			416,896
	2004 Plan		8/9/2018	7/31/2018								52,749	19.10	416,717
James R. Anderson
	EIP	(6)			—	—	—
	2004 Plan		8/9/2018	7/31/2018				—	61,117	152,792				1,428,304
	2004 Plan		8/9/2018	7/31/2018							30,558			583,658
	2004 Plan		8/9/2018	7/31/2018								73,849	19.10	583,407

(1)

Amounts represent the estimated cash performance bonuses payable under the EIP for fiscal 2018. For the Named Executive Officers, the actual amounts paid under the EIP for fiscal 2018 are set forth in the “Non-Equity Incentive Plan Compensation” column of the “2018 Summary Compensation Table” above.

(2)

Amounts represent PRSUs. See “Compensation Discussion and Analysis—Fiscal 2018 Compensation Elements—Long-Term Equity Awards” above for more information about the PRSUs, including the pre-established performance periods and performance measures, and see footnotes to the “Outstanding Equity Awards at 2018 Fiscal Year-End” table above for a description of the PRSU vesting schedules.

(3)	Amounts represent time-based RSUs. See footnotes to the “Outstanding Equity Awards at 2018 Fiscal Year-End” table above for a description of the RSU vesting schedules.
(4)

Amounts represent stock options. See footnotes to the “Outstanding Equity Awards at 2018 Fiscal Year-End” table above for a description of the stock option vesting schedules. The stock options expire seven years after the grant date.

(5)

Amounts reflect the grant date fair value of the respective award computed in accordance with ASC Topic 718. Regardless of the value on the grant date, the actual value that may be realized from an award is contingent upon the satisfaction of the applicable conditions to vesting of that award, and for stock options, also upon the excess of AMD’s stock price over the exercise price. With respect to the PRSUs, in accordance with SEC rules, amounts reflect the fair value at the grant date determined using a Monte-Carlo simulation model and based upon a discounted cash flow analysis of the probability-weighted payoffs of a share-based payment assuming a variety of possible stock price paths and represents the estimate of aggregate compensation cost to be recognized over the requisite service period determined as of the grant date under ASC Topic 718. For a discussion of the assumptions made in the valuation reflected in these amounts, see Note 16 of the Notes to Consolidated Financial Statements in our Annual Report.

(6)	Mr. Anderson resigned effective September 3, 2018 and was not eligible to receive an annual cash performance bonus under the EIP for fiscal 2018.

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2019 NOTICE OF MEETING AND PROXY STATEMENT

CHIEF EXECUTIVE OFFICER PAY RATIO

For 2018:

•	the annual total compensation for the median employee of the Company (other than our Chief Executive Officer) was $80,931; and

•	the annual total compensation of our Chief Executive Officer was $13,356,392(1).

Based on this information, for 2018 the ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of the median employee was 165 to 1. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Securities Exchange Act of 1934.

As permitted by SEC rules, to identify our median employee, we selected total estimated compensation which we calculated as annual base pay plus the estimated bonus for 2018 plus the grant value of stock awards, as the compensation measure to be used to compare the total compensation of our employees as of December 1, 2018. We annualized base pay and estimated bonus for any regular employees who commenced work during 2018 and did not annualize these amounts for temporary and seasonal employees. The annual total compensation of the median employee and the annual total compensation of the CEO were calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, and the median employee’s annual total compensation was converted to U.S. dollars using a currency exchange rate as of December 31, 2018.

(1)	For additional details on the compensation of our Chief Executive Officer, see the “Compensation Discussion and Analysis” section.

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2019 NOTICE OF MEETING AND PROXY STATEMENT

OPTION EXERCISES AND STOCK VESTED IN 2018

The following table shows the value realized by the Named Executive Officers as a result of the exercise of stock options and stock awards that vested during fiscal 2018.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Lisa T. Su	456,977	6,060,972	1,915,647	37,268,793
Devinder Kumar	386,481	4,566,063	886,558	15,336,144
Forrest E. Norrod	300,000	5,012,545	628,965	12,239,876
Mark D. Papermaster	661,445	5,816,134	1,016,896	16,913,717
Harry A. Wolin	621,971	9,188,269	632,298	10,674,017
James R. Anderson	623,411	13,470,522	956,678	17,849,770

(1)	Value is the market price of our common stock on the date of vesting multiplied by the number of vested shares.

SEVERANCE AND CHANGE IN CONTROL ARRANGEMENTS

We have entered into an employment agreement with Dr. Su, our current President and Chief Executive Officer. In addition, Messrs. Kumar, Norrod, Papermaster and Wolin participate in the SVP Severance Plan and have each entered into a change in control agreement with us (or, in Mr. Wolin’s case, a management continuity agreement). Mr. Anderson did not receive any severance payments or benefits in connection with his resignation in September 2018.

The SVP Severance Plan and change in control agreements and management continuity agreement are designed to (i) implement a uniform process for handling potential future involuntary departures of the Named Executive Officers, and (ii) encourage the Named Executive Officers’ continued services in the event of a potential change in control of us and to allow for a smooth transition upon such a change in control. In addition, these arrangements are intended to provide incentives to the Named Executive Officers to effectively execute the directives of our Board, even in the event that such actions may result in the elimination of a Named Executive Officer’s position. Under the terms of the change in control agreements and management continuity agreement, a Named Executive Officer is eligible to receive certain specified compensatory payments and benefits only if (i) a “change in control” occurs, and (ii) the Named Executive Officer’s employment is terminated, or the Named Executive Officer is constructively discharged, within two years of that change in control.

Dr. Su’s Employment Agreement.    Pursuant to Dr. Su’s at-will employment agreement (the “Su Employment Agreement”), setting forth Dr. Su’s duties and obligations as our President and Chief Executive Officer, the Su Employment Agreement may be terminated by (i) us for Cause (as defined in the Su Employment Agreement), (ii) Dr. Su’s Involuntary Termination Without Cause (as defined in the Su Employment Agreement), (iii) Dr. Su’s Constructive Termination (as defined in the Su Employment Agreement), (iv) Dr. Su’s voluntary election to terminate her employment with us, or (v) Dr. Su’s death or disability.

Except as otherwise described in the next paragraph, in the event of Dr. Su’s Involuntary Termination Without Cause or Constructive Termination, subject to Dr. Su’s execution of a full release of claims, which remains effective, following such termination:

•

Dr. Su will be credited with an additional 12 months of service for purposes of calculating the service-based vesting of any unvested equity awards granted to Dr. Su on or after October 8, 2014 and 24 months of service for purposes of calculating the service-based vesting of any unvested equity awards granted to Dr. Su before October 8, 2014. Any performance-based equity award for which the service-based vesting condition has been satisfied as of the date of termination will continue in accordance with the terms of the applicable award agreement and will be earned or forfeited based on actual performance for the applicable performance period. The settlement of any earned performance-based equity award will occur at such time as such performance-based equity award would have been settled had Dr. Su continued her employment with us;

•	We will make a lump-sum cash payment to Dr. Su in an amount equal to two times her then base salary;

•

We will pay Dr. Su the pro-rata amount of her annual bonus accrued under the EIP, based on actual performance for the year of termination and paid at the time annual bonuses are paid to other executives; and

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•

We will, for 24 months following the date of termination, pay Dr. Su an amount equal to the COBRA premium for continuation coverage for herself and her dependents (if applicable) under our group medical and dental plans on a monthly basis.

In the event of Dr. Su’s Involuntary Termination Without Cause or Constructive Termination between the public announcement of a transaction that results in our Change of Control (as defined in the Su Employment Agreement) and 24 months after such Change of Control, subject to Dr. Su’s execution of a full release of claims, which remains effective, following such termination:

•

We will pay Dr. Su her earned but unpaid base salary through the date of termination and all other amounts to which Dr. Su is entitled under any of our compensation plans or practices on the date of termination;

•

All unvested equity awards then held by Dr. Su will accelerate and be deemed fully vested, and all performance-based vesting conditions will be deemed achieved at the target levels set forth in the applicable award agreement;

•

We will make a lump-sum cash payment to Dr. Su in an amount equal to two times her base salary plus two times her target annual bonus, in each case at the rate in effect immediately before the date of termination or, if higher, the rate in effect six months before the date of termination;

•	We will pay Dr. Su the pro-rata amount of her annual bonus accrued under the EIP assuming performance at target levels for the portion of the year prior to the date of termination; and

•

We will, for 24 months following the date of termination, pay Dr. Su an amount equal to the COBRA premium for continuation coverage for herself and her dependents (if applicable) under our group medical and dental plans on a monthly basis. In addition, we will pay Dr. Su $4,000 per month for 12 months following the date of termination for financial planning and tax planning services.

Under the terms of the Su Employment Agreement, upon a termination of employment in connection with a change in control, Dr. Su’s severance payments and benefits will be made in full or as to such lesser amount as would result in no portion of the payments being subject to an excise tax imposed by Section 4999 of the Code (relating to Section 280G of the Code), whichever of the foregoing amounts is greater on an after-tax basis (i.e., a parachute payment cut-back).

Executive Severance Plan for Senior Vice Presidents.    With the exceptions of Dr. Su and Mr. Anderson, all of the Named Executive Officers participated in the SVP Severance Plan as of the end of fiscal 2018.

Under the terms of the SVP Severance Plan, any participant who (i) is involuntarily terminated other than for cause (as defined in the SVP Severance Plan) or as a result of death or disability (as defined in the SVP Severance Plan) and (ii) is not offered a job with one of our affiliates or a successor of us, will be entitled to the following benefits, subject to the participant’s execution of a full release of claims, which remains effective, following such termination:

•	We will make a lump-sum cash payment to the participant in an amount equal to 12 months of base salary;

•	We will, for 12 months following the date of termination, pay COBRA premiums for continuation coverage under our group medical and dental plans; and

•	We will allow participants to use our Employee Assistance Plan for up to 12 months.

Additionally, we will seek reimbursement on a pro-rata basis, of severance benefits if we re-employ a participant during the 12 months following receipt of a severance payment under the SVP Severance Plan.

The SVP Severance Plan is intended to represent the exclusive severance benefits payable to a participant by us. Accordingly, any Participant who is entitled to receive severance benefits payable in connection with a change of control pursuant to a change in control agreement may not also receive severance benefits under the SVP Severance Plan. In other words, a participant may not collect severance benefits under the SVP Severance Plan if he or she receives benefits under a change in control agreement with us.

Although we expect to maintain the SVP Severance Plan indefinitely, we may amend, modify or terminate the SVP Severance Plan at any time. Therefore, severance benefits under the SVP Severance Plan are not guaranteed and may be eliminated in the future. Our SVP Severance Plan includes non-defamation and other administrative provisions.

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Severance and Change in Control Arrangements (continued)

Change in Control Agreements.    We entered into change in control agreements with Messrs. Kumar, Anderson, Norrod and Papermaster designed to encourage their continued services in the event of a change in control. For purposes of these change in control agreements, a change in control generally means any of the following events:

•	the acquisition by any person representing more than 50% of our then outstanding shares of stock or the combined voting power of our voting securities;

•	a change of the majority of the Board during any two consecutive years, unless certain Board approval conditions are met;

•

a merger or consolidation of us into any other corporation, where immediately after the merger or consolidation 50% or less of the combined voting power is held by holders of our voting securities immediately before such merger or consolidation; or

•	the stockholders approve a plan of complete liquidation or there is a consummated a sale of all or substantially all of our assets.

The change in control agreements provide that, if within two years after a change in control, the Named Executive Officer’s employment is terminated by us without cause or they are constructively discharged, the Named Executive Officer will receive:

•

a lump sum severance benefit equal to the sum of two times the executive’s rate of annual base compensation at the rate in effect immediately before the date of termination or, if higher, the rate in effect six months before the date of the change in control, plus two times the target annual bonus in the year of termination;

•	all unvested equity will vest and be exercisable, and options may be exercised for the period of one year from the date of termination or the original option term, whatever is shorter;

•	payment of the executive’s prorated accrued bonus assuming performance at target levels for the portion of the year prior to the date of termination;

•	reimbursement of personal financial and tax planning up to $4,000 for twelve months following the date of termination; and

•

12 months’ continued health and welfare benefits comparable to those in effect at termination and a gross-up for any income taxes due as a result of the payment by us for such health and welfare benefits.

The payments and benefits pursuant to the change in control agreements are subject to the executive’s execution of a release of claims. Further, upon a termination of employment in connection with a change in control, the executive’s severance payments and benefits will be made in full or as to such lesser amount as would result in no portion of the payments being subject to an excise tax imposed by Section 4999 of the Code (relating to Section 280G of the Code), whichever of the foregoing amounts is greater on an after-tax basis (i.e., a parachute payment cut-back).

Management Continuity Agreement.     We entered into a management continuity agreement with Mr. Wolin in 2005 in order to encourage his continued service in the event of a change in control. For purposes of his management continuity agreement, a change in control includes any change of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934. In addition, a change in control shall be deemed to have occurred on:

•

the acquisition by any person, other than us or any employee benefit plan of ours, of beneficial ownership of more than 20% of the combined voting power of our then-outstanding securities; termination;

•	a change of the majority of the Board of Directors during any two consecutive years, unless certain conditions of Board approval are met; or

•	a determination by certain members of the Board of Directors within one year after an event that such event constitutes a change in control.

The management continuity agreement provides that, if within two years after a change in control Mr. Wolin’s employment is terminated by us without cause or he is constructively discharged, he will receive:

•

a severance benefit equal to three times the sum of his rate of annual base compensation at the rate in effect immediately before the date of termination or, if higher, the rate in effect six months before the date of the change in control, plus the average of his two highest bonuses in the last five years;

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•	payment of his prorated accrued bonus for the portion of the year prior to the date of termination;

•	12 months’ continued health and welfare comparable to those in effect on the date of termination and any income taxes due as a result of the payment by us for such health and welfare benefits;

•	reimbursement of personal financial and tax planning up to $4,000 for 12 months following the date of termination; and

•	all unvested equity will vest and be exercisable, and options may be exercised for the period of one year from the date of termination or the original option exercise period, whatever is shorter.

Pursuant to the management continuity agreement, if benefits provided to Mr. Wolin are subject to the excise tax imposed by Section 4999 of the Code (relating to Section 280G of the Code), then we will pay to Mr. Wolin an amount necessary to place him in the same after-tax position as he would have been in had no excise tax or penalty been imposed.

AMD Policies.    In April 2009, we adopted a policy to, in general, not enter into any new change in control agreements or arrangements containing an excise tax gross-up provision. Dr. Su’s change in control agreement does not provide for an excise tax gross-up. Mr. Wolin’s management continuity agreement provides for an excise tax gross-up, but it was entered into before April 2009 and has not been amended since that time.

In March 2010, we also adopted a policy to not enter into any new change in control agreement or arrangement with any executive officer that provides for a cash severance payment (upon both our change in control and a subsequent termination of employment) in excess of (i) two times the sum of the respective executive officer’s base salary and annual target bonus, plus (ii) a prorated annual target bonus for the year in which the termination of employment occurs. Dr. Su’s change in control agreement complies with this limitation. Mr. Wolin’s management continuity agreement provides for a greater severance payment, but it was entered into before March 2010 and has not been amended since that time.

Vesting of Awards.    All RSUs and stock options granted under our equity incentive plans become fully vested (i) if our successor refuses to assume or substitute similar awards for outstanding awards, upon a change in control, or (ii) if our successor assumes or substitutes similar awards for outstanding awards and the participant’s employment is terminated by our successor for any reason (other than for misconduct) or by the participant due to a constructive termination within one year following a change in control, upon such termination of employment. All PRSUs vest to the extent the applicable performance criteria were achieved or on the date of the change in control. Upon death or disability, the participant or the participant’s estate shall have the right for a period of twelve (12) months following the date of death or termination of status as a service provider to exercise any stock options to the extent the participant was entitled to exercise such stock options on the date of death or termination.

Potential Payments upon Termination or Change in Control.    The following table presents the amount of compensation and benefits payable to Dr. Su under her employment agreement in the event of (i) an involuntary termination without cause or a constructive termination (without a change in control), (ii) an involuntary termination without cause or a constructive termination in connection with a change in control and (iii) a separation due to death. As required by SEC rules, the amounts shown assume that the termination or death was effective as of December 29, 2018, exclude amounts earned through that time and are estimates of the amounts that would be paid out to Dr. Su. For purposes of the below calculations, the value of each share of our common stock underlying an option, RSU or PRSU is assumed to be $17.82, the last reported sales price of our common stock on December 28, 2018, the last trading day of fiscal 2018.

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The actual amounts to be paid out to Dr. Su can only be determined at the time of Dr. Su’s separation from us.

Name	Type of Benefit	Involuntary Termination Without Cause/Constructive Termination ($)		Qualifying Termination Following a Change in Control ($)		Separation Due to Death or Disability ($)
Lisa T. Su
	Severance	2,000,000	(1)	5,000,000	(2)	—
	Annual Bonus	1,256,063	(3)	1,500,000	(4)	—
	Stock Options	2,684,392	(5)	3,262,528	(6)	—
	Restricted Stock Units	9,854,353	(7)	22,228,739	(8)	—
	Health and Welfare	27,763	(9)	27,763	(9)	—
	Life Insurance	—		—		2,000,000	(10)
	Financial Planning	—		48,000		—
	Total	15,822,571		32,067,030	(11)	2,000,000

(1)	Amount represents two times Dr. Su’s base salary of $1,000,000.
(2)	Amount represents two times Dr. Su’s base salary of $1,000,000, plus two times her target annual bonus.
(3)	Amount represents the pro-rata amount of her annual bonus accrued under the EIP based on actual 2018 performance for the portion of the year prior to the date of termination.
(4)	Amount represents the pro-rata amount of her annual bonus accrued under the EIP assuming performance at target levels for the portion of the year prior to the date of termination.
(5)

Amounts represents the value of unvested stock options that would have vested during the 12-month period after her termination. The value of each option is the excess of the aggregate value of the underlying shares over the aggregate exercise price of the option.

(6)

Amount represents the value of all unvested and accelerated stock options. The value of each option is the excess of the aggregate value of the underlying shares over the aggregate exercise price of the option. Amounts shown also reflect the value of stock option acceleration in the event of a change in control if our successor refuses to assume or substitute similar awards for outstanding stock options, pursuant to our equity incentive plans.

(7)

Amount reflects the value of unvested RSUs and PRSUs that would have vested during the 12-month period after her termination. The number of PRSUs payable reflects actual (for 2016 grants) or projected (for 2017 and 2018 grants) achievement at the following levels, based on the year of grant: 2016 (250% of target), 2017 (200% of target) and 2018 (100% of target).

(8)

Amount reflects the value of all unvested RSUs and PRSUs. The number of PRSUs payable reflects deemed achievement at target levels. Amounts shown also reflect the value of award acceleration in the event of a change in control if the successor refuses to assume or substitute similar awards for outstanding RSUs and PRSUs, pursuant to our equity incentive plans.

(9)	Amount represents our cost of paying COBRA premiums on behalf of Dr. Su and her dependents for 24 months following her termination based on rates for a current employee.
(10)	Pursuant to our Executive Life Insurance Benefit Plan, amount reflects a life insurance payout equal to three times Dr. Su’s base salary of $1,000,000, subject to a maximum of $2,000,000.
(11)

In the event that the severance and other benefits provided would be subject to excise taxes imposed by Section 280G and Section 4999 of the Internal Revenue Code, such amount will either be delivered in full or reduced so as not to be subject to excise taxation, whichever amount is higher, pursuant to the terms of Dr. Su’s Employment Agreement.

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The following table presents the amount that would be payable to Messrs. Kumar, Anderson, Norrod, Papermaster and Wolin (i) under the SVP Severance Plan assuming an involuntary termination of employment without cause outside of a change in control, (ii) under their respective change in control agreements (or, in Mr. Wolin’s case, his management continuity agreement), in each case assuming a termination of employment without cause or a constructive discharge that occurred within 24 months of a change in control, and (iii) in the event of a separation due to death. As required by SEC rules, the amounts shown assume that such termination or death was effective as of December 29, 2018, include amounts earned through that time and are estimates of the amounts that would be paid out to the Named Executive Officers. For purposes of the below calculations, the value of each share of our common stock underlying an option, RSU or PRSU is assumed to be $17.82, the last reported sales price of our common stock on December 28, 2018, the last trading day of fiscal 2018. The actual amounts to be paid out can only be determined at the time of the Named Executive Officer’s separation from us. Mr. Anderson did not receive any severance payments or benefits in connection with his resignation in September 2018.

Name	Type of Benefit	Involuntary Termination Without Cause/Constructive Termination ($)		Qualifying Termination Following a Change in Control ($)		Separation Due to Death ($)
Devinder Kumar
	Severance	565,000	(1)	2,260,000	(2)	—
	Annual Bonus	—		565,000	(3)	—
	Stock Options	—		890,864	(4)	—
	Restricted Stock Units	—		9,686,141	(5)	—
	Health and Welfare	19,637	(6)	41,471	(7)	—
	Life Insurance	—		—		1,695,000	(8)
	Financial Planning	—		4,000		—
	Total	584,637		13,447,476	(9)	1,695,000
Forrest E. Norrod
	Severance	550,000	(1)	2,200,000	(2)	—
	Annual Bonus	—		550,000	(3)	—
	Stock Options	—		890,864	(4)	—
	Restricted Stock Units	—		9,608,357	(5)	—
	Health and Welfare	21,401	(6)	35,286	(7)	—
	Life Insurance	—		—		1,650,000	(8)
	Financial Planning	—		4,000		—
	Total	571,401		13,288,507	(9)	1,650,000
Mark D. Papermaster
	Severance	600,000	(1)	2,400,000	(2)	—
	Annual Bonus	—		600,000	(3)	—
	Stock Options	—		926,997	(4)	—
	Restricted Stock Units	—		10,770,738	(5)	—
	Health and Welfare	21,401	(6)	45,198	(7)	—
	Life Insurance	—		—		1,800,000	(8)
	Financial Planning	—		4,000		—
	Total	621,401		14,746,933	(9)	1,800,000
Harry A. Wolin
	Severance	520,000	(1)	2,512,500	(2)	—
	Annual Bonus	—		443,700	(3)	—
	Stock Options	—		668,146	(4)	—
	Restricted Stock Units	—		7,206,283	(5)	—
	Health and Welfare	19,637	(6)	32,377	(7)	—
	Life Insurance	—		2,237	(10)	1,560,000	(8)
	Financial Planning	—		4,000		—
	Excise Taxes Gross-Up	—		3,448,465	(11)	—
	Total	539,637		14,317,708		1,560,000

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(1)

Under the SVP Severance Plan, the value of the severance benefit following an involuntary termination or separation due to death or disability is equal to a single lump sum severance payment equivalent to 12 months of base pay.

(2)

Under the change in control agreements with each of Messrs. Kumar, Norrod and Papermaster, the value of the severance benefit following a termination without cause or a constructive termination within two years after a change in control is equal to a single lump sum severance payment equivalent to two times the executive’s rate of annual base pay, plus two times the target annual bonus in the year of termination. Under the management continuity agreement with Mr. Wolin, the value of the severance benefit following a termination without cause or a constructive termination within two years after a change in control is equal to a single lump sum severance payment equivalent to three times the executive’s rate of annual base pay, plus three times the average of his two highest bonuses in the previous five calendar years. These calculations assume compensation rates as of December 31, 2018.

(3)

Amount represents the pro-rata amount of the executive’s annual bonus accrued under the EIP assuming performance at target levels (or, for Mr. Wolin, based on actual 2018 performance) for the portion of the year prior to the date of termination.

(4)

Amount represents the value of all unvested and accelerated stock options. The value of each stock option is the excess of the aggregate value of the underlying shares over the aggregate exercise price of the option. Amounts shown also reflect the value of stock option acceleration in the event of a change in control if our successor refuses to assume or substitute similar awards for outstanding stock options, pursuant to our equity incentive plans.

(5)

Amount represents the value of all unvested and accelerated RSUs and PRSUs. The number of PRSUs payable reflects actual (for 2016 grants) or projected (for 2017 and 2018 grants) achievement at the following levels, based on the year of grant: 2016 (250% of target), 2017 (200% of target) and 2018 (100% of target). Amounts shown also reflect the value of award acceleration in the event of a change in control if the successor refuses to assume or substitute similar awards for outstanding RSUs and PRSUs, pursuant to our equity incentive plans.

(6)

Under the SVP Severance Plan, the value of the health and welfare benefit following an involuntary termination is equal to 12 months of COBRA medical, dental and/or vision insurance premiums, based on the participant’s benefits plan elections in effect at the time of termination, and use of the employee assistance plan provided by us as part of the 12 months of COBRA coverage.

(7)

Amount reflects our annual cost of paying COBRA premiums on behalf of Messrs. Kumar, Norrod, Papermaster and Wolin for 12 months following termination based on the rates of a current employee. Also includes gross-ups for income taxes in the amounts of $21,834, $13,885, $23,797 and $12,740 due by Messrs. Kumar, Norrod, Papermaster and Wolin, respectively, as a result of our payment of health and welfare benefits on their behalf.

(8)

Pursuant to our Executive Life Insurance Benefit Plan, amount reflects a life insurance payout equal to three times the Named Executive Officer’s base salary, which is $565,000 for Mr. Kumar, $550,000 for Mr. Norrod, $600,000 for Mr. Papermaster and $520,000 for Mr. Wolin.

(9)

In the event that the severance and other benefits provided would be subject to excise taxes imposed by Section 280G and Section 4999 of the Internal Revenue Code, such amount will either be delivered in full or reduced so as not to be subject to excise taxation, whichever amount is higher, pursuant to the terms of our Change in Control Agreement.

(10)

Amount reflects our annual cost of paying Mr. Wolin’s life insurance premium for 12 months following his termination and includes an $880 gross-up for income taxes as a result of our paying the premium on his behalf.

(11)

Represents a gross-up for excise taxes imposed under Section 4999 of the Internal Revenue Code. Pursuant to the management continuity agreement, if benefits provided to Mr. Wolin are subject to the excise tax imposed by Section 280G and Section 4999 of the Internal Revenue Code, then Mr. Wolin will be paid an amount necessary to place him in the same after-tax position as he would have been had no excise tax or penalty been imposed.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Audit and Finance Committee monitors and reviews issues involving potential conflicts of interest and related party transactions. In doing so, the Audit and Finance Committee applies our Worldwide Standards of Business Conduct, which provides that directors, Named Executive Officers and all other employees are expected to avoid any relationship, influence or activity that would cause or even appear to cause a conflict of interest. Our Governance Principles require a director to promptly disclose to the Chairman of the Board any conflict of interest involving the director.

Mubadala Relationships.    Mubadala Technology Investments LLC, formerly known as Advanced Technology Investment Corporation (“Mubadala Tech”), West Coast Hitech L.P. (“WCH”) and GLOBALFOUNDRIES Inc. (one of our foundry suppliers, “GF”) are wholly-owned subsidiaries of Mubadala Investment Company PJSC (“Mubadala”), a joint stock company incorporated in the Emirate of Abu Dhabi and owned by the Government of the Emirate of Abu Dhabi. As of March 18, 2019, WCH beneficially owned approximately 6.9% of our outstanding common stock.

Pursuant to the Master Transaction Agreement among us, Mubadala Tech and WCH dated on October 6, 2008, as amended, WCH has the right to designate one person for election to our Board for so long as WCH and its permitted transferees beneficially own at least 10% of our outstanding common stock. Mr. Yahia, who has been a member of our Board since November 2012, has been WCH’s designated representative on our Board. Mr. Yahia serves as the CEO of the Technology, Manufacturing & Mining global platform of Mubadala and is also Chairman of GF. In February 2019, WCH ceased to beneficially own at least 10% of our outstanding common stock. Mr. Yahia is not being nominated for re-election to the Board at the Annual Meeting.

Wafer Supply Agreement with GF.    On March 2, 2009, in connection with the consummation of the transactions contemplated by the Master Transaction Agreement, we entered into a Wafer Supply Agreement (the “WSA”) with GF. The WSA governs the terms by which we purchase products manufactured by GF. Pursuant to the WSA, we are required to purchase all of our microprocessor and accelerated processing unit (“APU”) product requirements and a certain portion of our graphics processing unit (“GPU”) product requirements from GF with limited exceptions. If we acquire a third-party business that manufactures microprocessor and APU products, we will have up to two years to transition the manufacture of such microprocessor and APU products to GF.

The WSA terminates no later than March 2, 2024. GF has agreed to use commercially reasonable efforts to assist us to transition the supply of products to another provider and to continue to fulfill purchase orders for up to two years following the termination or expiration of the WSA. During the transition period, pricing for microprocessor and APU products will remain as set forth in the WSA, but our purchase commitments to GF will no longer apply.

On August 30, 2016, we entered into a sixth amendment to the WSA. The sixth amendment modifies certain terms of the WSA applicable to wafers for our microprocessor, graphics processor and semi-custom products for a five-year period from January 1, 2016 to December 31, 2020.

The sixth amendment also provides us a limited waiver with rights to contract with another wafer foundry with respect to certain products in the 14nm and 7nm technology nodes and gives us greater flexibility in sourcing foundry services across our product portfolio. In consideration for these rights, we agreed to pay GF $100 million, which was paid in installments starting in the fourth fiscal quarter of 2016 through the third fiscal quarter of 2017. Starting in 2017 and continuing through 2020, we also agreed to make quarterly payments to GF based on the volume of certain wafers purchased from another wafer foundry.

Further, for each calendar year during the term of the sixth amendment, we agreed to annual wafer purchase targets that increase from 2016 through 2020. If we do not meet the annual wafer purchase target for any calendar year, we will be required to pay to GF a portion of the difference between our actual wafer purchases and the wafer purchase target for that year.

We also agreed on pricing for wafers purchased during the 2016 year and established a framework to agree on annual wafer pricing for the years 2017 to 2020.

On January 29, 2019, we entered into a seventh amendment to the WSA. The Seventh Amendment modifies certain purchase commitments, pricing and other terms of the WSA applicable to wafer purchases at the 12 nm technology node and above by us for the period commencing on January 1, 2019 and continuing through March 1, 2024. The Seventh Amendment also provides us with full flexibility to contract with any wafer foundry with respect to

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2019 NOTICE OF MEETING AND PROXY STATEMENT

Certain Relationships and Related Transactions (continued)

all products manufactured using 7nm and smaller technology nodes without any one-time payments or royalties by us to GF. Further, we and GF agreed to modify the annual wafer purchase targets previously agreed to in the sixth amendment of the WSA for years 2019 and 2020. The parties also agreed to an annual wafer purchase target for 2021 and agreed to pricing for wafers purchased for years 2019, 2020 and 2021. If we do not meet the annual wafer purchase target for any of these years, we will be required to pay to GF a portion of the difference between our actual wafer purchases and the wafer purchase target for that year. These annual targets were established based on our current business and market expectations. Our total purchases from GF related to wafer manufacturing and research and development activities were approximately $1.6 billion in fiscal 2018. We expect that our future purchases from GF will continue to be material under the WSA, which is in place until 2024.

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2019 NOTICE OF MEETING AND PROXY STATEMENT

AUDIT AND FINANCE COMMITTEE’S REPORT

The Audit and Finance Committee of the Board consists of Mr. Householder, as Chair, and Messrs. Caldwell, Inglis and Marren. Each of the members of the Audit and Finance Committee is “independent” and “financially literate,” as determined by the Board and in compliance with SEC and Nasdaq rules. In addition, Mr. Householder was determined to be an “audit committee financial expert,” as that term is defined under SEC rules.

The Audit and Finance Committee oversees our internal audit function and independent registered public accounting firm and assists the Board in fulfilling its oversight responsibilities on matters relating to the integrity of AMD’s financial statements and the effectiveness of AMD’s internal control over financial reporting, AMD’s compliance with legal and regulatory requirements, the performance of our internal audit function and the independent registered public accounting firm’s qualifications, independence and performance by meeting regularly with the independent registered public accounting firm, our senior management and our internal audit, financial, and legal personnel. Management is responsible for the preparation, presentation and integrity of AMD’s financial statements and maintaining effective internal control over financial reporting. The independent registered public accounting firm is responsible for performing an audit of AMD’s annual financial statements and of the effectiveness of AMD’s internal control over financial reporting and expressing opinions on both in accordance with the standards of the Public Company Accounting Oversight Board (United States).

In fulfilling its oversight responsibilities, the Audit and Finance Committee reviewed and discussed AMD’s audited financial statements for the fiscal year ended December 29, 2018 with management and Ernst & Young LLP, AMD’s independent registered public accounting firm. The Audit and Finance Committee also discussed with Ernst & Young LLP the matters required to be discussed by Public Company Accounting Oversight Board AS 1301 “Communications with Audit Committees.” This included a discussion of the independent registered public accounting firm’s judgments as to the quality, not just the acceptability, of AMD’s accounting principles and such other matters that generally accepted auditing standards require to be discussed with the Audit and Finance Committee. The Audit and Finance Committee also received the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and the Audit Committee discussed the independence of Ernst & Young LLP with that firm.

Based on the Audit and Finance Committee’s review and discussions noted above, the Audit and Finance Committee recommended to the Board, and the Board approved, that the audited financial statements be included in AMD’s Annual Report on Form 10-K for the fiscal year ended December 29, 2018 for filing with the SEC.

The Audit and Finance Committee and the Board also have recommended, subject to stockholder ratification, the selection of Ernst & Young LLP as AMD’s independent registered public accounting firm for fiscal 2019.

AUDIT AND FINANCE COMMITTEE
Joseph A. Householder, Chair
John Caldwell
Michael J. Inglis
John W. Marren

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2019 NOTICE OF MEETING AND PROXY STATEMENT

ITEM 2—RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Finance Committee of our Board is responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. The Audit and Finance Committee has selected Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2019 and has further directed that management submit the selection of the independent registered public accounting firm for ratification by our stockholders at the annual meeting.

Although ratification by our stockholders is not a prerequisite to the Audit and Finance Committee’s ability to select Ernst & Young LLP as our independent registered public accounting firm, the Audit and Finance Committee believes such ratification is advisable and in the best interests of our stockholders. Accordingly, stockholders are being requested to ratify, confirm and approve the selection of Ernst & Young LLP as our independent registered public accounting firm to conduct the annual audit of our consolidated financial statements and our internal control over financial reporting for the current fiscal year. If the stockholders do not ratify the selection of Ernst & Young LLP, the selection of our independent registered public accounting firm will be reconsidered by the Audit and Finance Committee; provided, however, the Audit and Finance Committee may select Ernst & Young LLP notwithstanding the failure of our stockholders to ratify its selection. If the appointment of Ernst & Young LLP is ratified, the Audit and Finance Committee will continue to conduct an ongoing review of Ernst & Young LLP’s scope of engagement, pricing and work quality, among other factors, and will retain the right to replace Ernst & Young LLP at any time.

Unless you vote otherwise, your proxy will vote for the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the current fiscal year. The Audit and Finance Committee meets with Ernst & Young LLP several times a year. A representative of Ernst & Young LLP is expected to be present at our Annual Meeting and will have an opportunity to make a statement if he or she so desires. He or she will also be available to respond to appropriate questions from stockholders.

Required Vote

Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the shares of our common stock entitled to vote and present in person or represented by proxy at our Annual Meeting. Abstentions have the same effect as a vote against this proposal. Because brokers and other nominees have discretionary authority to vote on the ratification, we do not expect any broker non-votes in connection with this item.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current year. Unless you vote otherwise, your proxy will vote FOR ratification.

Independent Registered Public Accounting Firm’s Fees

The following is a summary and description of fees billed for services provided by Ernst & Young LLP for fiscal 2018 and fiscal 2017 (in thousands).

Service	2018 ($)	2017 ($)
Audit(1)	4,908	4,939
Audit-Related(2)	—	50
Tax(3)	234	171
All Other(4)	—	2
Total	5,142	5,162

(1)

Audit fees for fiscal 2018 and fiscal 2017 were associated with our annual consolidated financial statement audit and audit of the effectiveness of our internal control pursuant to Section 404 of the Sarbanes-Oxley Act, quarterly reports filed with the SEC, statutory audits required internationally, other regulatory filings, comfort letters, accounting advice related to the financial statements that are required to be filed by non-U.S. jurisdictions, and consents issued in connection with SEC filings or securities offerings.

(2)	Audit-related fees during fiscal 2017 were for advice and compliance related audits.

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Item 2—Ratification of the Appointment of the Independent Registered Public Accounting Firm (continued)

(3)

Tax fees during fiscal 2018 and fiscal 2017 were for tax compliance and advisory services. In fiscal 2018, $89,508 of the tax fees were for tax compliance services, and in fiscal 2017, $66,194 of the tax fees were for tax compliance services.

(4)

All other fees for services that are not included under the “Audit,” “Audit-Related” or “Tax” categories during fiscal 2017 were for an annual subscription to an accounting standards database hosted by Ernst & Young LLP.

Pre-Approval Policies and Procedures

Our Audit and Finance Committee Charter provides that the Audit and Finance Committee must pre-approve the engagement before an independent registered public accounting firm is engaged by us or our subsidiaries to render audit or non-audit services. Audit and Finance Committee pre-approval of audit and non-audit services is not required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit and Finance Committee regarding our engagement of the independent registered public accounting firm, provided the policies and procedures are detailed as to the particular service, the committee is informed of each service provided and such policies and procedures do not include delegation to our management of the committee’s responsibilities under the Securities Exchange Act of 1934, as amended. The Audit and Finance Committee may delegate to one or more designated members of the committee the authority to grant pre-approvals, provided such approvals are presented to the committee at a subsequent meeting. If the Audit and Finance Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Audit and Finance Committee must be informed of each non-audit service provided by the independent auditor.

Our Audit and Finance Committee reviews both audit and non-audit services performed by Ernst & Young LLP and the fees charged for such services on at least an annual basis. Among other things, the Audit and Finance Committee examines the effect that the performance of non-audit services may have upon the independence of Ernst & Young LLP. All services provided by Ernst & Young LLP in fiscal 2018 and fiscal 2017 were pre-approved by the Audit and Finance Committee after review of each of the services proposed for approval.

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2019 NOTICE OF MEETING AND PROXY STATEMENT

ITEM 3—APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE ADVANCED MICRO DEVICES, INC. 2004 EQUITY INCENTIVE PLAN

We are asking our stockholders to approve the amendment and restatement of the 2004 Plan to: (i) increase the number of authorized shares that can be issued to our employees, consultants and directors under the 2004 Plan by 29 million shares and (ii) update the plan for certain tax law changes.

Upon recommendation of our Compensation Committee, in February 2019 our Board unanimously approved the amendment and restatement of the 2004 Plan, subject to stockholder approval. If the stockholders do not approve this proposal, the amendments to the 2004 Plan will not become effective and the 2004 Plan will continue in its current form in full force and effect.

This proposal requires the affirmative vote of a majority of the shares of our common stock entitled to vote on the proposal and present in person or represented by proxy at our Annual Meeting. Abstentions have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal. Our Named Executive Officers and directors will be eligible to receive awards under the 2004 Plan and therefore have an interest in this proposal. Unless you indicate otherwise, your proxy will vote for the approval of the amendment and restatement of the 2004 Plan.

Why the Board is Seeking Approval of the Amendment and Restatement of the 2004 Plan

Equity incentive awards in the form of stock options, RSUs and PRSUs help to attract, motivate, and retain key employees, align employee and stockholder interests, and link employee compensation to our performance. As we explained in the “Compensation Discussion and Analysis,” above, equity is a significant component of total compensation for many of our senior management and other key employees. The Board believes it is important to obtain an additional 29 million shares for grant under the 2004 Plan, which is the sole equity compensation plan under which we grant equity compensation awards. In this proxy statement, we refer to any grant from the 2004 Plan as an “Award.”

The 2004 Plan is our only plan for providing equity incentive compensation to our employees, other than our 2017 ESPP, which allows employees to purchase our stock at a discount. As of March 1, 2019, awards covering an aggregate number of 40,153,627 shares were outstanding under the 2004 Plan (assuming the maximum payout of each outstanding unearned PRSU), and 38,071,743 shares remained available for grants of future awards. As of March 1, 2019, approximately 10,270 employees (including executive officers), eight non-employee directors and no consultants were eligible for awards under the 2004 Plan based on the Company’s internal guidelines. If stockholders do not approve the amendment and restatement of the 2004 Plan, the 2004 Plan will remain in effect until July 31, 2024; however, the shares available under the 2004 Plan may be quickly depleted and our ability to use equity as a compensation and retention tool will be limited. The Board anticipates that the additional shares will enable us to fund our current equity compensation program for at least the next year, accommodating anticipated grants related to the hiring, retention and promotion of employees.

In setting the number of additional shares issuable under the 2004 Plan, our Compensation Committee and Board considered a number of factors, including: shares currently available under the 2004 Plan and how long the shares available (both currently and assuming the approval by stockholders of this proposal) are expected to last; historical equity award granting practices, and the burn rate and dilution metrics disclosed below under “Key Equity Metrics.” In addition, our Compensation Committee and our Board considered the stockholder value transfer and dilution policies of certain major proxy advisory firms. The closing price of our common stock on March 1, 2019 was $23.68.

YOU ARE URGED TO READ THIS ENTIRE PROPOSAL, WHICH EXPLAINS OUR

REASONS FOR SUPPORTING THE AMENDMENT AND RESTATEMENT OF THE 2004 PLAN

Provisions Designed to Protect Stockholders

The 2004 Plan and our governance policies contain a number of provisions that we believe are designed to protect stockholder interests, including:

•	No liberal share counting. The 2004 Plan prohibits the reuse of shares withheld or delivered to satisfy the exercise price of a stock option or to satisfy tax withholding requirements.

•

No repricing of stock options. The 2004 Plan does not permit the repricing of stock options either by amending an existing award or by substituting a new award at a lower price without stockholder approval.

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ITEM 3—Approval of the Amendment and Restatement of the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan (continued)

•

One-year minimum vesting period. Subject to limited exceptions, the 2004 Plan requires a one-year minimum vesting period on Awards of stock options, Stock Appreciation Rights (“SARs”), RSUs and restricted stock.

•	No discounted stock options. The 2004 Plan prohibits the granting of stock options with an exercise price less than the fair market value of the common stock on the date of grant.

•	Limitation on term of stock options. The maximum term of each stock option is ten years.

•

Recoupment (or claw-back policy). Under our Worldwide Standards of Business Conduct, we expressly reserve the right to claw-back incentive-based or other compensation (including equity-based compensation) paid to an employee if we are required to prepare an accounting restatement as a result of our material noncompliance with any financial reporting laws. In addition, all equity awards granted to our executive officers include a compensation recovery (“claw-back”) provision.

•	No excise tax gross-up payments. We will not enter into any new change in control agreement or arrangement with an executive officer that provides for an excise tax gross-up payment.

•	No dividends payable on unvested awards. The 2004 Plan prohibits the current payment of dividends on unvested Awards.

•

Stock Ownership Guidelines. Our stock ownership requirements provide that our Chief Executive Officer should attain an investment position in our common stock having a value that is equal to the lesser of (a) the number of shares equal to five times her base salary or (b) 350,000 shares. Our other Named Executive Officers should attain an investment position in our common stock having a value that is equal to the lesser of (x) the number of shares equal to two times their base salaries or (y) 80,000 shares.

•

Anti-hedging and pledging policy. Our employees and directors are not permitted to hedge their economic exposure to our equity securities, meaning that they may not engage in buying or selling puts or calls or short-selling our securities. Our employees, including our Named Executive Officers and our directors, are not permitted to pledge our equity securities without the preapproval of the Nominating and Governance Committee of our Board, which is only expected to be granted in very limited circumstances.

Key Equity Metrics

Approval of the amendment and restatement of the 2004 Plan will enable us to continue to compete effectively in the highly competitive market for talent, while maintaining a reasonable burn rate. The following table sets forth the burn rate for 2016 through 2018 under the 2004 Plan:

Fiscal Year	Time-Based Stock Options Granted	Time-Based RSUs Granted	PRSUs Granted(1)	Actual PRSUs Earned	Total Granted(2)	Weighted Average # of Common Shares	Burn Rate(3)
2018	1,137,029	11,401,420	1,018,911	4,257,191	16,795,640	982,000,000	1.71%
2017	895,009	10,160,766	761,830	2,578,581	13,634,356	952,000,000	1.43%
2016	2,198,404	24,660,982	2,024,020	5,143,093	32,002,479	835,000,000	3.83%
Average Three-Year Burn Rate (2016-2018)							2.32%

(1)	Reflects target number of PRSUs granted in applicable fiscal year.
(2)

Total number of shares granted in a particular fiscal year includes all time-based stock options, RSUs and PRSUs for which the performance criteria was certified as attained and earned during such fiscal year.

(3)

The “Burn Rate” measures how quickly we use shares and is calculated by dividing (a) the number of shares subject to equity awards granted during the applicable fiscal year (excluding PRSU shares granted in the applicable fiscal year, but including PRSUs that are earned during the applicable year) by (b) the weighted average number of common shares outstanding during the applicable fiscal year.

Summary of the 2004 Plan

The following paragraphs provide a brief summary of the principal features of the 2004 Plan and its operation. Because the following is a summary, it may not contain all of the information that is important to you. A copy of the 2004 Plan, as amended and restated, is attached as Exhibit A to this proxy statement. The description that follows is qualified in its entirety by reference to the full text of the 2004 Plan as set forth in Exhibit A.

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ITEM 3—Approval of the Amendment and Restatement of the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan (continued)

Background and Purpose of the 2004 Plan

The 2004 Plan permits the grant of the following types of Awards: (i) non-statutory stock options that are not intended to qualify for favorable tax treatment under Section 422 of the Code, incentive stock options that are intended to qualify for favorable tax treatment under Section 422 of the Code and stock appreciation rights granted at the fair market value of our common stock on the date of grant (“Fair Market Value Awards”), and (ii) restricted stock awards and RSUs (“Full Value Awards”). The amendment and restatement of the 2004 Plan increases the total number of shares available for grant under the plan by 29 million shares to 283,150,000 shares (which includes 38,071,743 shares remaining available for grant under the plan as of March 1, 2019).

The 2004 Plan is intended to attract, motivate and retain employees, consultants and non-employee directors who provide significant services to us. The 2004 Plan also is intended to further our growth and profitability by motivating award recipients to think and act like owners.

Administration of the 2004 Plan

The Board or a delegate or committee appointed by the Board administers the 2004 Plan. The Board has appointed the Compensation Committee as the administrator of the 2004 Plan. Awards may also be made pursuant to the Outside Director Equity Compensation Policy subject to limitations set forth in the 2004 Plan.

Subject to the terms of the 2004 Plan, the Compensation Committee has the sole discretion to select the employees and consultants who will receive Awards, determine the terms and conditions of Awards (for example, the exercise price and vesting schedule) and interpret the provisions of the 2004 Plan and outstanding Awards. The Compensation Committee may delegate any part of its authority and powers under the 2004 Plan to one or more of our directors and/or executive officers, but only the Compensation Committee itself can grant Awards to participants who are our executive officers.

If we experience a stock dividend, reorganization or other change in our capital structure, the Compensation Committee has the discretion to adjust the number of shares available for issuance under the 2004 Plan, the outstanding Awards and the per-person limits on Awards, as appropriate to reflect the stock dividend or other change.

Eligibility to Receive Awards; Performance Criteria

The Compensation Committee selects the employees and consultants who will be granted Awards under the 2004 Plan. Non-statutory stock options, restricted stock, RSUs and stock appreciation rights may be granted to employees, consultants and directors, subject to the limitations set forth in the 2004 Plan. Incentive stock options can only be granted to employees. The actual number of individuals who will receive Awards under the 2004 Plan cannot be determined in advance because the Compensation Committee has the discretion to select the participants. No individual may receive Award(s) covering more than 10 million shares under the 2004 Plan in any calendar year, except that an individual may receive Award(s) covering up to 15 million shares during his or her first 12 months of service.

The Compensation Committee may impose whatever time- or performance-based vesting conditions that it determines to be appropriate. However, no portion of any Award of stock options, SARs, RSUs or restricted stock will vest before the first anniversary of the date of grant except in connection with a participant’s death, disability or termination of service, or a change of control. The Compensation Committee may provide for a vesting period of less than one-year if the shorter vesting period is set forth in the award documentation or other agreement between the participant and the Company as of the date of grant; provided, that, the maximum number of shares covered under Awards of stock options, SARs, RSUs or restricted stock granted after April 29, 2015, that are not subject to the foregoing one-year vesting requirement may not exceed five percent (5%) of the shares that may be authorized for grant under the 2004 Plan (as such authorized number of shares may be adjusted as provided under the terms of the 2004 Plan).

The Compensation Committee may decide to condition the grant, vesting and/or exercise of an Award upon the satisfaction of one or more performance goals established by the Compensation Committee. The Compensation Committee may set performance periods and performance goals that differ from participant to participant and may choose any performance goals deemed appropriate in light of the participant’s specific role and responsibilities. After the end of the applicable performance period, a determination will be made as to the extent to which the performance goals applicable to each participant were achieved or exceeded. The actual Award (if any) for a participant will be determined by the level of actual performance.

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ITEM 3—Approval of the Amendment and Restatement of the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan (continued)

Fair Market Value Awards

Under the 2004 Plan, the Compensation Committee can make the following Fair Market Value Awards:

Stock Options.    A stock option is the right to purchase shares of our common stock at a fixed exercise price for a fixed period of time. Under the 2004 Plan, the Compensation Committee may grant non-statutory and incentive stock options. The Compensation Committee determines the number of shares covered by each option.

The exercise price of the shares subject to each non-statutory stock option and incentive stock option cannot be less than 100% of the fair market value of our common stock on the date of the grant. The 2004 Plan prohibits any repricing of options after their grant, other than with stockholder approval.

Any option granted under the 2004 Plan cannot be exercised until it becomes vested. The Compensation Committee establishes the vesting schedule of each option at the time of the grant. Options become exercisable at the times and on the terms established by the Compensation Committee. Options granted under the 2004 Plan expire at the times established by the Compensation Committee, but not later than ten years after the grant date.

The exercise price of each option granted under the 2004 Plan must be paid in full at the time of the exercise. The Compensation Committee may also permit payment by check, the tender of shares that are already owned by the participant, a broker-assisted cashless exercise, any combination of the foregoing or by any other means that the Compensation Committee determines to be consistent with the purpose of the 2004 Plan.

Stock Appreciation Rights.    Awards of stock appreciation rights may be granted pursuant to the 2004 Plan. The Compensation Committee determines the terms and conditions of stock appreciation rights. However, no stock appreciation right may be granted with an exercise price that is less than fair market value of our common stock on the date of grant or have a term of over ten years from the date of grant. Upon exercising a stock appreciation right, the holder of such right shall be entitled to receive payment from us in an amount determined by multiplying (i) the difference between the closing price of a share of our common stock on the date of exercise and the exercise price by (ii) the number of shares with respect to which the stock appreciation right is exercised. Our obligation arising upon the exercise of a stock appreciation right may be paid in shares or in cash, or any combination thereof, as the Compensation Committee may determine. The Compensation Committee may choose to grant stock appreciation rights in tandem with the grant of stock options, such that the exercise of either the stock option or the stock appreciation right would cancel the other.

Awards to Non-Employee Directors

Non-employee directors’ initial and annual equity awards are made in the form of RSUs. See “Directors’ Compensation and Benefits,” above, for a discussion of our Outside Director Equity Compensation Policy. However, under the terms of the 2004 Plan the aggregate grant date fair value for financial reporting purposes of Awards granted during a calendar year to a non-employee director as compensation for his or her service as a director, taken together with the cash fees paid during the calendar year to the non-employee director as compensation for his or her services as a director, may not exceed $500,000 in total value in the case of a director other than the Chairman of the Board, or $1 million in total value in the case of the Chairman of the Board.

Full Value Awards

Under the 2004 Plan, the Compensation Committee can make the following Full Value Awards:

Restricted Stock.    Awards of restricted stock are shares that vest in accordance with the terms and conditions established by the Compensation Committee. The purchase price for an award of restricted stock, if any, shall be determined by the Compensation Committee. The Compensation Committee determines the number of shares of restricted stock granted to any employee or consultant and any terms and conditions that must be satisfied, including vesting conditions and/or satisfaction of performance goals. Once the restricted stock is issued, voting, dividend and other rights as a stockholder will exist with respect to the restricted stock. However, the restricted stock will not be transferable until the restricted stock vests.

Restricted Stock Units.    RSUs obligate us to pay the recipient of the award a value equal to the fair market value of a specific number of shares of our common stock in the future if the RSUs are earned and vest in accordance with

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2019 NOTICE OF MEETING AND PROXY STATEMENT

ITEM 3—Approval of the Amendment and Restatement of the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan (continued)

the terms and conditions established by the Compensation Committee. Payment under an RSU may be made in cash or in shares of our common stock. The purchase price for the shares, if any, shall be determined by the Compensation Committee. The Compensation Committee determines the number of shares that are subject to such RSUs and any terms and conditions that must be satisfied, including vesting conditions and/or satisfaction of performance goals. A holder of an RSU does not have any rights as a stockholder until shares of common stock, if any, are issued with respect to the RSU. Payment under an RSU will be made at a time that is permissible under or exempt from Section 409A of the Code. The Compensation Committee may permit a participant to defer the receipt of cash or shares pursuant to an RSU under the 2004 Plan. Any such deferral will be administered as determined by the Compensation Committee and in a manner that is intended to comply with Section 409A of the Code.

Change of Control

In the event of a merger or sale of substantially all of our assets, our successor will either assume or provide a substitute award for each outstanding Award. In the event our successor refuses to assume or provide a substitute award, the Compensation Committee is required to provide at least 15 days’ notice that the Award will immediately vest and become exercisable, as applicable, as to all of the shares subject to such Award, except for performance-based Awards which will not vest unless the applicable performance criteria have been achieved, and that such Award will terminate upon the expiration of such notice period. Notwithstanding the foregoing, in the event of our change of control, the Awards described under “Awards to Non-Employee Directors,” above, will immediately vest in full.

If, within one year after a change of control, a participant’s employment is terminated for any reason other than for misconduct (as defined in the 2004 Plan) or, with respect to certain participants who are executive officers, there is a constructive termination (as defined in the 2004 Plan) of their employment, all Awards held by that participant will become fully vested, except for performance-based Awards which will not vest unless the applicable performance criteria have been achieved (unless otherwise specified in the participant’s Award agreement, employment agreement or other agreement with us, see “Severance and Change in Control Arrangements,” above). A constructive termination generally occurs if the executive officer resigns because of a diminution or adverse change in his or her conditions of employment. In general, a “change of control” will be deemed to have occurred upon the acquisition of more than 20 percent of either the then-outstanding shares of our common stock or the combined voting power of our then outstanding securities, a change in the majority of the Board over a two-year period (generally excluding any new directors approved by two-thirds of the existing members of the Board), certain mergers or corporate transactions in which we are not the surviving entity, our liquidation or a sale of substantially all of our assets.

Non-Transferability of Awards

Unless determined otherwise by the Compensation Committee, an Award may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner, other than by will or by the laws of descent or distribution, and may be exercised, during the lifetime of the participant, only by the participant.

Federal Tax Aspects

The following is a general summary under current law of the material federal income tax consequences of the grant, vesting and exercise of Awards under the 2004 Plan. This summary deals with general tax principles that apply only to employees who are citizens or residents of the United States and is provided only for general information purposes. The following discussion does not address the tax consequences of Awards that may be subject to and do not comply with the rules and guidance issued pursuant to Section 409A of the Code. Section 409A has implications that affect traditional deferred compensation plans, as well as certain equity awards. Accordingly, additional adverse tax consequences could apply to certain equity awards as a result of Section 409A based on the terms of the equity awards or modifications that have been made to the provisions of the equity awards.

The following discussion does not purport to be complete, and does not cover, among other things, federal employment tax and state and local income and employment tax treatment of participants in the 2004 Plan. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of personal circumstances. This summarized tax information is not tax advice.

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ITEM 3—Approval of the Amendment and Restatement of the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan (continued)

Incentive Stock Options

No taxable income is reportable when an incentive stock option is granted to a participant, when that option vests or when that option is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an “item of adjustment” for a participant for purposes of the alternative minimum tax, unless the participant sells or otherwise disposes of the shares in the year of exercise. Gain realized on the sale of shares issued under an incentive stock option is taxable at capital gains rates, unless the participant disposes of the shares within (i) two years after the date of grant of the option or (ii) within one year of the date the shares were transferred to the participant. If the shares of common stock are sold or otherwise disposed of before the end of the one-year or two-year periods specified above, the difference between the option exercise price and the fair market value of the shares on the date of the options’ exercise will be taxed at ordinary income rates. If the participant sells or otherwise disposes the shares before the end of the one-year or two-year periods specified above, the maximum amount that will be included as alternative minimum tax income is the gain, if any, the participant recognizes on the disposition of the shares.

Non-Statutory Stock Options

No taxable income is reportable when a non-statutory stock option is granted to a participant or when the option vests. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option.

Stock Appreciation Rights

No taxable income is reportable when a stock appreciation right is granted to a participant or when the stock appreciation right vests. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of any shares issued would be capital gain or loss.

Restricted Stock

Generally, a participant will not have taxable income upon grant of restricted stock. Instead, he or she will recognize ordinary income, if any, at the time of vesting equal to the fair market value of the shares received (determined as of the date of vesting) minus any amount paid for the shares. If the participant files an election to be taxed under Section 83(b) of the Code, the tax consequences to the participant will be determined as of the date of the grant of the restricted stock rather than at the time of vesting.

Restricted Stock Units

A participant will generally not recognize taxable income at the time of the grant of a RSU or when the RSU vests. When an award is paid (whether it is at or after the time that the award vests), the participant will recognize ordinary income. In the event of an award that is paid or settled at a time following the vesting date, income tax may be deferred beyond vesting and until shares are actually delivered or payment is made to the participant if deferred in compliance with the timing of distributions and other requirements under Section 409A of the Code.

Gain or Loss on Sale or Disposition of Shares

In general, gain or loss from the sale or disposition of shares granted or awarded under the 2004 Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange.

Withholding

Where an award results in income subject to withholding, we may require the participant to remit the withholding amount to us or cause shares of common stock to be withheld or sold in order to satisfy the tax withholding obligations.

Tax Effect for Us

Generally we are entitled to a tax deduction in connection with an Award under the 2004 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a non-statutory stock option), provided that, among other things, the income meets the test

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2019 NOTICE OF MEETING AND PROXY STATEMENT

ITEM 3—Approval of the Amendment and Restatement of the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan (continued)

of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by Section 162(m) of the Code.

Section 162(m) of the Code imposes an annual deduction limitation of $1 million on the amount of compensation paid to certain of our top executive officers. Prior to the Tax Cut and Jobs Act of 2017 (the “Tax Act”), the deduction limit did not apply to “performance-based compensation” that complied with certain conditions imposed by Section 162(m) of the Code (as in effect prior to the Tax Act (“Prior 162(m)”). The Tax Act provides limited transition relief for “performance-based compensation” paid pursuant to certain grandfathered arrangements in effect as of November 2, 2017, provided the grandfathered arrangements are not materially modified. There are a number of outstanding Awards of stock options and PRSUs that were granted under the 2004 Plan before November 2, 2017, that were intended, at the time of grant, to qualify as “performance-based compensation” under Prior Section 162(m) and nothing in the 2004 Plan is intended to modify in any material respect any of the terms of those Awards. While little guidance has been issued on the scope of the transition relief, its application is based on interpretation and no assurance can be given as to whether outstanding Awards that are intended to qualify as “performance-based compensation” will be fully deductible by us. In any event, the Compensation Committee retains full discretion to grant non-deductible awards under the Plan or materially modify outstanding Awards if, in its judgment, it is in our best interest to do so.

Additionally, under the so-called “golden parachute” provisions of Section 280G of the Code, the accelerated vesting of Awards in connection with a change of control may be required to be valued and taken into account in determining whether participants have received compensatory payments contingent on the change of control, in excess of certain limits. If these limits are exceeded, a portion of the amounts payable to the participant may be subject to an additional 20% federal tax and may be nondeductible by us.

Amendment and Termination of the 2004 Plan and Prohibition on Repricing or Exchange of Awards Without Stockholder Approval

The Board generally may amend or terminate the 2004 Plan at any time and for any reason; provided, however, that the Board cannot reprice or otherwise exchange awards under the 2004 Plan, amend the 2004 Plan to increase the number of shares available under the 2004 Plan or change the class of employees eligible to participate in the 2004 Plan without stockholder consent. Under the terms of the 2004 Plan, the 2004 Plan will continue in effect until July 31, 2024.

New Plan Benefits

The equity awards granted under the 2004 Plan are to be made in the future and are therefore currently undeterminable. Equity awards granted under the 2004 Plan are at the discretion of the Compensation Committee which has not yet determined the future awards or recipients.

Historically, our non-employee directors have received annual equity grants under the 2004 Plan, pursuant to our Outside Director Equity Compensation Policy. Non-employee directors are generally eligible to receive an annual RSU award (an “Annual RSU Award”) upon re-election at each annual meeting of stockholders. Under our current Outside Director Equity Compensation Policy, which was amended in October 2017, the Annual RSU Award for each non-employee director (other than the Chairman of the Board) who has served on the Board for at least six months prior to an annual meeting of stockholders is calculated based on the following formula, with no discretionary component: the quotient of (i) $185,000 (the “Target Equity Value”) divided by (ii) the average closing price of our common stock for the 30-trading day period preceding and ending with the date of the respective RSU grant. See “Directors’ Compensation and Benefits” above for additional information about these equity grants.

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ITEM 3—Approval of the Amendment and Restatement of the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan (continued)

Existing Plan Benefits

The following table sets forth summary information concerning the number of shares of our common stock subject to stock options and RSUs made under the 2004 Plan to our Named Executive Officers, current directors, all executive officers as a group, all current directors who are not executive officers as a group, all associates of any of such directors, executive officers, all other persons who received or are to receive 5% of such options or RSUs and all employees, including current officers who are not executive officers, as a group during 2018:

Name and Position	Number of Shares Underlying Option Grants (#)	Number of Shares Underlying Performance- Based Option Grants (#)(1)	Number of Shares Underlying RSU Grants (#)	Number of Shares Underlying Performance- Based RSU Grants (#)(1)
Lisa T. Su, President and Chief Executive Officer	316,496	—	130,966	261,932
Devinder Kumar, Senior Vice President, Chief Financial Officer and Treasurer	73,849	—	30,558	61,117
Forrest E. Norrod, Senior Vice President and General Manager, Datacenter and Embedded Solutions Business Group	70,332	—	29,103	58,207
Mark D. Papermaster, Chief Technology Officer and Executive Vice President, Technology and Engineering	105,498	—	43,655	87,310
Harry A. Wolin, Senior Vice President, General Counsel and Corporate Secretary	52,749	—	21,827	43,655
James R. Anderson, Former Senior Vice President and General Manager, Computing and Graphics Business Group	73,849	—	30,558	61,117
John E. Caldwell, Director	—	—	27,126	—
Nora M. Denzel, Director	—	—	18,084	—
Mark Durcan, Director	—	—	18,084	—
Joseph A. Householder, Director	—	—	18,084	—
Michael J. Inglis, Director	—	—	18,084	—
John W. Marren, Director	—	—	18,084	—
Abhi Talwalkar, Director	—	—	18,084	—
Ahmed Yahia, Director	—	—	18,084	—
All current executive officers as a group (7 persons)	618,924	—	401,721	526,772
All current directors who are not executive officers as a group (8 persons)	—	—	153,714	—
All associates of any of such director nominees, executive officers or directors	—	—	—	—
All other persons who received or is to receive 5% of such options or RSUs	—	—	—	—
All employees, including current officers who are not executive officers, as a group	444,256	—	10,815,427	431,022

(1)	Includes the number of shares of our common stock that could be earned assuming target achievement of the applicable performance conditions.

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ITEM 3—Approval of the Amendment and Restatement of the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan (continued)

Summary

We believe strongly that the approval of the amendment and restatement of the 2004 Plan is essential to our success. Awards such as those provided under the 2004 Plan constitute an important incentive for our key employees and other service providers and help us to attract, retain and motivate people whose skills and performance are critical to our success. Our employees are our most valuable asset. We strongly believe that the amendment and restatement of the 2004 Plan is essential for us to compete for talent in the challenging labor markets in which we operate.

Required Vote

This proposal requires the affirmative vote of a majority of the shares of our common stock entitled to vote on the proposal and present in person or represented by proxy at our Annual Meeting. Abstentions have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote FOR the approval of the amendment and restatement of the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan. Unless you vote otherwise, your proxy will vote FOR the amendment and restatement.

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ITEM 4—APPROVAL ON A NON-BINDING, ADVISORY BASIS OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY”)

We are seeking an advisory vote from our stockholders to approve the compensation paid to the Named Executive Officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC. Unless you indicate otherwise, your proxy will vote for the approval of the compensation paid to the Named Executive Officers.

The Compensation Committee, with assistance from its independent executive compensation consultant and counsel, has structured our executive compensation program to reflect our “pay-for-performance” philosophy. A significant portion of the compensation opportunities provided to the Named Executive Officers are dependent on our financial performance, which are intended to drive the creation of stockholder value. The Compensation Committee intends to continue to emphasize responsible compensation arrangements that attract, retain and motivate high caliber executive officers, motivate these executive officers to achieve our short-term and long-term business strategies and objectives and support our career development and succession goals.

We have determined to hold a “say-on-pay” advisory vote every year. In accordance with this determination and Section 14A of the Securities Exchange Act of 1934, as amended, and as a matter of good corporate governance, you have the opportunity to vote “for” or “against,” or to “abstain” from voting on, the following non-binding resolution relating to executive compensation:

“Resolved, that the stockholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the Company’s proxy statement for the 2019 annual meeting of stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and the narrative discussion of such proxy statement.”

In deciding how to vote on this proposal, you are encouraged to consider our executive compensation philosophy and objectives and the elements of our executive compensation program, as contained in the “Compensation Discussion and Analysis” above, as well as the following principles of our executive compensation program and other information:

•

Pay-for-Performance is Important. The Compensation Committee places a strong emphasis on performance-based compensation. To this end, approximately 91% of Dr. Su’s and 83% of the other Named Executive Officer’s aggregate total direct compensation opportunity (i.e., base salary, annual target cash performance bonus opportunity and target value of annual long-term equity awards for 2018) was in the form of a cash performance bonus and long-term equity awards.

•

Claw-Back Provisions and Policies in Effect. In addition to the adoption of other related policies, the Compensation Committee has implemented “claw-back” provisions and policies applicable to equity awards granted since May 2010 to employees at or above the senior vice president level, which includes all of the Named Executive Officers.

•

Pay Practices Aligned with Sound Risk Management. The Compensation Committee endeavors to structure our executive compensation program to motivate and reward the Named Executive Officers for appropriately balancing opportunity and risk, such as investing in key initiatives designed to advance our growth in existing and new markets while at the same time avoiding pay practices that encourage excessive risk-taking. In connection with the Compensation Committee’s review of our compensation policies and practices for all employees in general, the Compensation Committee concluded that these policies and practices do not create risks that are reasonably likely to have a material adverse effect on us.

•

Stock Ownership Guidelines in Effect. Our stock ownership requirements are designed to increase the Named Executive Officers’ stakes in us and to align their interest more closely with those of our stockholders. As of December 29, 2018, each of the Named Executive Officers were on track to comply with our stock ownership guidelines.

•

Policies Intended to Comport to Best Practices with respect to Change in Control Payments in Effect. During fiscal 2018, the Compensation Committee continued to adhere to the executive compensation policies it previously adopted, namely, the Compensation Committee will not approve any change in control arrangement that provides for excise tax gross-ups or cash severance payments in excess of (i) two times the sum of the executive officer’s base salary and annual target bonus, plus (ii) a prorated annual target bonus for the year in which termination occurs.

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ITEM 4—Approval on a Non-binding, Advisory Basis of the Compensation of our Named Executive Officers (“say-on-pay”) (continued)

Required Vote

Approval, on an advisory basis, of the compensation of our Named Executive Officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, requires the affirmative vote of a majority of the shares of our common stock entitled to vote on the proposal and present in person or represented by proxy at our Annual Meeting. Abstentions have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

While your vote on this proposal is advisory and will not be binding on the Compensation Committee, the Board or us, the Board and the Compensation Committee values the opinions of our stockholders on executive compensation matters and will take the results of this advisory vote into consideration when making future decisions regarding our executive compensation program. Unless the Board or the Compensation Committee modifies the determination on the frequency of future “say-on-pay” advisory votes, the next “say-on-pay” advisory vote will be held at our 2020 annual meeting of stockholders.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote FOR the approval of the compensation paid to the Named Executive Officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC. Unless you vote otherwise, your proxy will vote FOR the approval of the compensation paid to the Named Executive Officers.

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INCORPORATION BY REFERENCE

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the information in the “Compensation and Leadership Resources Committee’s Report” and “Audit and Finance Committee’s Report” of this proxy statement will not be incorporated by reference into any such filings, nor will it be deemed to be soliciting material or deemed filed with the SEC under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended. In addition, information contained on our website is not incorporated by reference in, or considered to be a part of, this proxy statement.

AVAILABLE INFORMATION

Our Annual Report, which includes our audited financial statements for the fiscal year ended December 29, 2018, has accompanied this proxy statement. You may also access a copy of our Annual Report at www.proxyvote.com and on the Investor Relations pages of our website at www.amd.com or ir.amd.com. Upon your request, we will provide, without any charge, a copy of our most recent Annual Report on Form 10-K filed with the SEC. Requests should be directed to our Corporate Secretary at Advanced Micro Devices, Inc., 2485 Augustine Drive, Santa Clara, California 95054 or by email to Corporate.Secretary@amd.com.

Important notice regarding Internet availability of proxy materials: This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 29, 2018 are available at www.proxyvote.com and on the Investor Relations pages of our website at www.amd.com or ir.amd.com.

AMD, the AMD arrow logo and combinations thereof are either trademarks or registered trademarks of Advanced Micro Devices, Inc. Other product and company names used in this publication are for identification purposes only and may be trademarks of their respective companies.

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Exhibit A

ADVANCED MICRO DEVICES, INC.

2004 EQUITY INCENTIVE PLAN

(Amendment and Restatement Adopted by the Board of Directors on March 22, 2006)

(Approved by the Stockholders on May 5, 2006)

(Amendment Adopted by the Board of Directors on October 13, 2006)

(Second Amendment and Restatement Adopted by the Board of Directors on February 26, 2009)

(Approved by Stockholders on May 7, 2009)

(Third Amendment and Restatement Adopted by the Board of Directors on March 5, 2010)

(Approved by Stockholders on April 29, 2010)

(Fourth Amendment and Restatement Adopted by the Board of Directors on March 14, 2012)

(Approved by Stockholders on May 10, 2012)

(Fifth Amendment and Restatement Adopted by the Board of Directors on March 16, 2013)

(Approved by Stockholders on July 12, 2013)

(Sixth Amendment and Restatement Adopted by the Board of Directors on March 19, 2014)

(Approved by Stockholders on May 8, 2014)

(Seventh Amendment and Restatement Adopted by the Board of Directors on February 12, 2015)

(Approved by Stockholders on April 29, 2015)

(Eighth Amendment and Restatement Adopted by the Board of Directors on February 12, 2016)

(Approved by Stockholders on May 12, 2016)

(Ninth Amendment and Restatement Adopted by the Board of Directors on February 17, 2017)

(Approved by Stockholders on April 26, 2017)

(Tenth Amendment and Restatement Adopted by the Board of Directors on March 8, 2019)

1. Purposes of the Plan. The purposes of this 2004 Equity Incentive Plan (the “Plan”) are:

•	to attract and retain the best available personnel,

•	to compete effectively for the best personnel, and

•	to promote the success of the Company’s business by motivating Employees, Directors and Consultants to superior performance.

Awards granted under the Plan may be Nonstatutory Stock Options (NSOs), Incentive Stock Options (ISOs), Stock Appreciation Rights (SARs), Restricted Stock, or Restricted Stock Units (RSUs), as determined by the Administrator at the time of grant.

2. Definitions. As used herein, the following definitions shall apply:

(a)	“Administrator” means the Board or any of its delegates, including committees, administering the Plan, in accordance with Section 4 of the Plan.

(b)

“Affiliate” means any corporation, partnership, joint venture or other entity in which the Company holds an equity, profit or voting interest of thirty percent (30%) or more; provided, however, that with respect to Awards granted on or after May 5, 2006 “Affiliate” shall mean any corporation, partnership, joint venture or other entity in which the Company holds an equity, profit or voting interest of more than fifty percent (50%).

(c)

“Applicable Laws” means the requirements relating to the administration of equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(d)	“Award” means, individually or collectively, a grant under the Plan of NSOs, ISOs, SARs, Restricted Stock, or RSUs.

(e)

“Award Documentation” means any written agreement or documentation published by the Company setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Documentation is subject to the terms and conditions of the Plan.

(f)	“Awarded Stock” means the Common Stock subject to an Award.

(g)	“Board” means the Board of Directors of the Company or its delegate.

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Exhibit A (continued)

(h)	“Change of Control” Unless otherwise defined in Award Documentation or a Participant’s employment agreement, the term “Change of Control” shall mean any of the following events:

(i)

any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including the securities beneficially owned by such person any securities acquired directly from the Company or any of its Affiliates) representing more than 20% of either the then outstanding shares of the Common Stock of the Company or the combined voting power of the Company’s then outstanding voting securities;

(ii)

during any period of two consecutive years, individuals who at the beginning of such period constituted the Board and any new director (other than a director designated by a person who has entered into an agreement or arrangement with the Company to effect a transaction described in clause (i) or (ii) of this sentence) whose appointment, election, or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose appointment, election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board;

(iii)

there is consummated a merger or consolidation of the Company or subsidiary thereof with or into any other corporation, other than a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent immediately after such merger or consolidation more than 50% of the combined voting power of the voting securities of either the Company or the other entity which survives such merger or consolidation or the parent of the entity which survives such merger or consolidation; or

(iv)

the stockholders of the Company approve a plan of complete liquidation of the Company and such plan of complete liquidation of the Company is consummated or there is consummated the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 80% of the combined voting power of the voting securities of which are owned by persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing: (y) unless otherwise provided in a Participant’s employment agreement, no “Change of Control” shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the Common Stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately prior to such transaction or series of transactions and (z) unless otherwise provided in a Participant’s employment agreement, “Change of Control” shall exclude the acquisition of securities representing more than 20% of either the then outstanding shares of the Common Stock of the Company or the combined voting power of the Company’s then outstanding voting securities by the Company or any of its wholly owned subsidiaries, or any trustee or other fiduciary holding securities of the Company under an employee benefit plan now or hereafter established by the Company.

(i)	“Code” means the Internal Revenue Code of 1986, as amended.

(j)	“Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

(k)	“Common Stock” means the common stock of the Company.

(l)	“Company” means Advanced Micro Devices, Inc., a Delaware corporation.

(m)	“Constructive Termination” shall mean a resignation by a Participant who has been selected by the Board as a corporate officer of the Company due to diminution or adverse change in the circumstances

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Exhibit A (continued)

of such Participant’s service as such a corporate officer, as determined in good faith by the Participant; including, without limitation, reporting relationships, job description, duties, responsibilities, compensation, perquisites, office or location of employment. Constructive Termination shall be communicated by written notice to the Company (or successor to the Company), and such termination shall be deemed to occur on the date such notice is so delivered.

(n)	“Consultant” means any natural person, including an advisor, engaged by the Company or Affiliate to render services to such entity.

(o)	“Director” means a member of the Board of Directors of Advanced Micro Devices, Inc.

(p)	“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(q)

“Employee” means any person, including Officers and Directors, who is an employee of the Company or any Affiliate. An Employee shall not cease to be treated as an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, any Affiliate, or any successor corporation. Neither service as a Director nor payment of a director’s fee by the Company or any Affiliate shall be sufficient to constitute status as an Employee.

(r)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s)	“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)

If the Common Stock is listed on any established stock exchange, including without limitation the New York Stock Exchange, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange (or the exchange with the greatest volume of trading in the Common Stock) for such date, or if no bids or sales were reported for such date, then the closing sales price (or the closing bid, if no sales were reported) on the trading date immediately prior to such date during which a bid or sale occurred, in each case, as reported by Bloomberg.com or such other source as the Administrator deems reliable;

(ii)

If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for such date, or if no bid or asked prices were reported for such date, then the bid and asked prices on the date immediately prior to such date during which bid and asked prices were reported; or

(iii)	In the absence of an established market for the Common Stock, its Fair Market Value shall be determined in good faith by the Administrator.

(t)

“Grandfathered Qualified Performance-Based Award” means an Award granted on or before November 2, 2017, to a “covered employee” (within the meaning of Prior Section 162(m) of the Code) that the Administrator intends to qualify as, and which satisfies all requirements to qualify as, “performance-based compensation” (within the meaning of Prior Section 162(m) of the Code).

~~(t)~~(u)	“Incentive Stock Option” or “ISO” means an option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

~~(u)~~(v)

“Independent Director” means a Director of the Company who is not also an Employee of the Company and who qualifies as ~~an “outside director” for purposes of Section 162(m) of the Code, and/or as~~ a “Non-Employee Director” for purposes of Section 16(b) of the Exchange Act.

~~(v)~~(w)	“Misconduct” means a Participant is determined by the Administrator to have:

(i)	committed an act of theft, embezzlement, fraud, dishonesty or other criminal act,

(ii)	breached a fiduciary duty owed to the Company (or Affiliate),

(iii)	deliberately disregarded rules of the Company (or Affiliate),

(iv)	made any unauthorized disclosure of any of the trade secrets or confidential information of the Company (or Affiliate),

(v)	engaged in any conduct constituting unfair competition with the Company (or Affiliate),

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Exhibit A (continued)

(vi)	induced any customer of the Company (or Affiliate) to break any contract with the Company (or Affiliate), or

(vii)	induced any principal for whom the Company (or Affiliate) acts as agent to terminate such agency relationship.

~~(w)~~(x)	“Nonstatutory Stock Option” or “NSO” means an Option not intended to qualify as an Incentive Stock Option.

~~(x)~~(y)	“Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Award. The Notice of Grant is part of the Award Documentation.

~~(y)~~(z)	“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

~~(z)~~(aa)	“Option” means an NSO or ISO granted pursuant to Section 8 of the Plan.

~~(aa)~~(bb)

“Option Agreement” means an agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

~~(bb)~~(cc)	“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

~~(cc)~~(dd)	“Participant” means the holder of an outstanding Award granted under the Plan.

~~(dd)~~(ee)

“Performance Goals” means the goal(s) (or combined goal(s)) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Administrator, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement, measured on a generally accepted accounting principles (GAAP) or non-GAAP basis, relating to net income, operating income, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, earnings per share, return on investment, return on capital, return on invested capital, return on capital compared to cost of capital, return on capital employed, return on equity, return on assets, return on net assets, total shareholder return, cash return on capitalization, revenue, revenue ratios (per employee or per customer), stock price, market share, shareholder value, net cash flow, cash flow, cash flow from operations, cash balance, cash conversion cycle, cost reductions and cost ratios (per employee or per customer), new product releases and strategic positioning programs, including the achievement of specified milestones or the completion of specified projects~~.~~, or any other criteria determined by the Administrator in its sole discretion. The Performance Goals may differ from Participant to Participant and from Award to Award. Such Performance Goals also may (but is not required to) be based solely by reference to the performance of the individual, the Company as a whole or any subsidiary, division, business segment or business unit of the Company, or any combination thereof or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to a peer group of other companies. Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). The Administrator, in its sole discretion, may provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the applicable performance period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the applicable performance period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired

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2019 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; or (xix) items relating to any other unusual or nonrecurring events or changes in applicable law, accounting principles or business conditions. To the extent that the Administrator determines it to be desirable to qualify ~~Awards granted hereunder~~a Grandfathered Qualified Performance-Based Award as “performance-based compensation” within the meaning of Prior Section 162(m) of the Code, any such adjustment(s) to the Performance Goals(s) and/or written certification of achievement of the Performance Goal(s) applicable to such Grandfathered Qualified Performance-Based Award shall ~~be set by the Committee within the time period prescribed by, and shall otherwise~~ comply with the requirements of~~,~~ Prior Section 162(m) of the Code~~, and the regulations thereunder~~.

~~(ee)~~(ff)	“Plan” means this Advanced Micro Devices, Inc. 2004 Equity Incentive Plan, as amended and restated.

(gg)

“Prior Section 162(m) of the Code” means Section 162(m) of the Code as in effect immediately prior to the amendments made to Section 162(m) of the Code by Section 13601 of the Tax Cuts and Jobs Act of 2017, and the regulations and other guidance promulgated thereunder.

~~(ff)~~(hh)

“Restricted Stock” means shares of Common Stock granted pursuant to Section 10 of the Plan that are subject to vesting, if any, based on continuing as a Service Provider and/or based on Performance Goals.

~~(gg)~~(ii)	“Restricted Stock Unit” or “RSU” means an Award, granted pursuant to Section 11 of the Plan.

~~(hh)~~(jj)	“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

~~(ii)~~(kk)	“Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option that is granted pursuant to Section 9 of the Plan.

~~(jj)~~(ll)	“Section 16(b)” means Section 16(b) of the Exchange Act.

~~(kk)~~(mm)	“Service Provider” means an Employee, Director or Consultant; subject to the limitations in Section 12 of the Plan with regard to Awards granted to Outside Directors.

~~(ll)~~(nn)	“Share” means each share of Common Stock reserved under the Plan or subject to an Award, and as adjusted in accordance with Section 15(a) of the Plan.

~~(mm)~~(oo)	“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.

(a)

Reserve. Subject to the provisions of Section 15(a) of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is ~~254~~283,150,000 Shares plus: (i) the number of shares of Common Stock reserved under the Company’s the 1995 Stock Plan of NexGen, Inc., 1996 Stock Incentive Plan, the 1998 Stock Incentive Plan and the 2000 Stock Incentive Plan (the “Prior Plans”) that are not subject to outstanding awards under the Prior Plans on April 29, 2004 (the “Effective Date”), and (ii) the number of shares of Common Stock that are released from, or reacquired by the Company from, awards outstanding under the Prior Plans at the Effective Date. Shares reserved under this Plan that correspond to shares of Common Stock covered by part (ii) of the immediately preceding sentence shall not be available for grant and issuance pursuant to this Plan except as such shares of Common Stock cease to be subject to such outstanding awards, or are repurchased at the original issue price by the Company, or are forfeited. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b)

Reissuance. If Shares are: (i) subject to an Award that terminates without such Shares being issued, or (ii) issued pursuant to an Award, but are repurchased at the original issue price by the Company, or (iii) forfeited; then such Shares will again be available for grant and issuance under this Plan. At all times the Company will reserve and keep available the number of Shares necessary to satisfy the

ADVANCED MICRO DEVICES, INC.  |  2019 Proxy Statement    A-5

2019 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

requirements of all Awards then vested and outstanding under this Plan. To the extent an Award under the Plan is paid out in cash rather than stock, such cash payment shall not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3(b), no Shares may again be optioned, granted or awarded if such action would cause an ISO to fail to qualify as an incentive stock option under Section 422 of the Code.

(c)

Non-Reissuance. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added back to the Shares authorized for grant under this Section 3: (i) Shares tendered by the Participant or withheld by the Company in payment of the exercise price of an Option, (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award and (iii) Shares that were subject to a stock-settled SAR and were not issued upon the net settlement or net exercise of such SAR.

4. Administration of the Plan.

(a)	Procedure.

(i)

Section 162(m). To the extent that the Administrator determines it to be desirable to continue to qualify ~~Awards granted hereunder~~a Grandfathered Qualified Performance-Based Award as “performance-based compensation” within the meaning of Prior Section 162(m) of the Code, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption of “performance-based compensation” under ~~Section 162(m) of the Code and related regulations.~~Prior Section 162(m) of the Code. Notwithstanding any other provision in the Plan, the Plan is not intended to modify in any material respect any Grandfathered Qualified Performance-Based Award.

(ii)

Rule 16b-3. To the extent that the Administrator determines it to be desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii)	Other Administration. Other than as provided above, the Plan shall be administered by the Administrator in a manner to satisfy Applicable Laws.

(b)

Powers of the Administrator. Subject to the provisions of the Plan, including, without limitation Section 17, and in the case of a Board delegate, subject to the specific duties delegated by the Board to such Board delegate, the Administrator shall have the authority, in its discretion:

(i)	to determine the Fair Market Value as defined above;

(ii)	to select the Service Providers to whom Awards may be granted hereunder;

(iii)	to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(iv)	to approve forms of agreement and documentation for use under the Plan;

(v)

to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or SARs may be exercised (which may be based on performance criteria), transferability, any vesting acceleration or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi)	to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(vii)

to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(viii)	to modify or amend each Award (subject to Section 17 of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options or SARs;

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2019 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

(ix)

to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award that number of Shares or cash having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of any Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(x)	to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi)	to ensure that all Awards granted pursuant to the Plan comply with or are exempt from the provisions of Section 409A of the Code; and

(xii)	to make all other determinations deemed necessary or advisable for administering the Plan.

(c)	Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Participants.

5. Eligibility. Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, and Stock Appreciation Rights may be granted to Service Providers. Incentive Stock Options may only be granted to employees of the Company and any Parent or Subsidiary of the Company.

6. Limitations on Awards.

(a)

No Rights as a Service Provider. Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing their relationship as a Service Provider, nor shall they interfere in any way with the right of the Participant or the right of the Company or any Affiliate to terminate such relationship at any time, with or without cause or to adjust the compensation of any Participant.

(b)	Vesting; Exercise; Rights as a Stockholder; Effect of Exercise.

(i)

Any Award granted hereunder shall be exercisable or vest according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Documentation, including, without limitation, Participant’s continuous status as a Service Provider and/or Participant’s satisfaction of Performance Goals. Notwithstanding any other provision of the Plan to the contrary, Awards of Options, SARs, Restricted Stock Units and Restricted Stock granted after April 29, 2015, shall not vest earlier than the date that is one year following the date the Award is made; provided, however, that, notwithstanding the foregoing, (A) the Administrator may provide that such vesting restrictions may lapse or be waived upon the Participant’s death, Disability or termination of service, or upon a Change of Control, and (B) Awards of Options, SARs, Restricted Stock Units and Restricted Stock granted after April 29, 2015, that result in the issuance of an aggregate of up to five percent (5%) of the Shares that may be authorized for grant under Section 3(a) of the Plan (as such authorized number of Shares may be adjusted as provided under the terms of the Plan) may be granted to any one or more Participants without respect to such minimum vesting provision. The vesting schedule shall be set forth in the Award Agreement.

(ii)

An Award may not be exercised for a fraction of a Share. An Award shall be deemed exercised when the Company receives written or electronic notice of exercise (in accordance with the Award Documentation) from the person entitled to exercise the Award. The Participant must remit to the Company full payment for the Shares with respect to which the Award is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Documentation and the Plan. Shares issued upon exercise of an Award shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and Participant’s spouse, or after the death of the Participant in the name of the Participant’s beneficiaries or heirs or as directed by the executor of Participant’s estate under Applicable Laws.

(iii)	Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive

ADVANCED MICRO DEVICES, INC.  |  2019 Proxy Statement    A-7

2019 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

dividends or any other rights as a stockholder shall exist with respect to the Awarded Stock, notwithstanding the exercise of the Award. The Company shall issue (or cause to be issued) such Shares promptly after the Award is exercised or vests. No adjustment of an Award will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15(a) of the Plan or specified in such Award’s Award Documentation.

(iv)

Exercising an Award in any manner that results in the issuance of Shares shall decrease the number of Shares thereafter available, both for purposes of the Plan and for issuance under the Award, by the number of Shares as to which the Award is exercised.

(c)

Misconduct. If a Participant is determined by the Administrator to have committed Misconduct then, unless otherwise provided in a Participant’s agreement for services as a Service Provider, neither the Participant, the Participant’s estate nor such other person who may then hold any Award granted to the Participant shall be entitled to exercise any such Award with respect to any Shares, after termination of status as a Service Provider, whether or not the Participant may receive from the Company (or Affiliate) payment for: vacation pay, services rendered prior to termination, services rendered for the day on which termination occurs, salary in lieu of notice, or any other benefits. In making such determination, the Administrator shall give the Participant an opportunity to present evidence to the Administrator. Unless otherwise provided in a Participant’s agreement for services as a Service Provider, termination of status as a Service Provider shall be deemed to occur on the date when the Company (or Affiliate) dispatches notice or advice to the Participant that status as a Service Provider is terminated.

~~(a)~~	~~162(m) Limitations.~~

(d)	Annual Award Limits.

(i)	Except in connection with his or her initial service, no Service Provider shall be granted, in any calendar year, Awards covering in the aggregate more than 10,000,000 Shares.

(ii)

In connection with his or her initial service, a Service Provider may be granted Awards covering in the aggregate up to 15,000,000 Shares in the first twelve (12) months of such Service Provider’s service, rather than the limit set forth in subsection (i) above.

(iii)	The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 15(a).

(iv)

If an Award is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 15(b)), the cancelled Award will be counted against the limits set forth in subsections (i) and (ii) above.

~~(d)~~(e)	Tax Withholding.

(i)

Where, in the opinion of counsel to the Company, the Company has or will have an obligation to withhold foreign, federal, state or local taxes relating to the exercise of any Award, the Administrator may in its discretion require that such tax obligation be satisfied in a manner satisfactory to the Company. With respect to the exercise of an Award, the Company may require the payment of such taxes before Shares deliverable pursuant to such exercise are transferred to the holder of the Award.

(ii)

With respect to the exercise of an Award, a Participant may elect (a “Withholding Election”) to pay the minimum statutory withholding tax obligation by the withholding of Shares from the total number of Shares deliverable pursuant to the exercise of such Award, or by delivering to the Company a sufficient number of previously acquired shares of Common Stock, and may elect to have additional taxes paid by the delivery of previously acquired shares of Common Stock, in each case in accordance with rules and procedures established by the Administrator. Previously owned shares of Common Stock delivered in payment for such additional taxes may be subject to conditions as the Administrator may require. The value of each Share withheld, or share of Common Stock delivered, shall be the Fair Market Value per share of Common Stock on the date the Award becomes taxable. All Withholding

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2019 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

Elections are subject to the approval of the Administrator and must be made in compliance with rules and procedures established by the Administrator.

~~(e)~~(f)

Dividends and Dividend Equivalents. The Administrator may provide that any Award (other than Options and Stock Appreciation Rights) that relates to shares of Common Stock shall earn dividends or dividend equivalents; provided that, notwithstanding anything in the Plan to the contrary, the Administrator may not provide for the current payment of dividends or dividend equivalents with respect to any shares of Common Stock subject to an outstanding Award (or portion thereof) that has not vested. For any such Award, the Committee may provide only for the accrual of dividends or dividend equivalents that will not be payable to the Participant unless and until, and only to the extent that, the Award vests. No dividends or dividend equivalents shall be paid on Options or Stock Appreciation Rights.

7. Term of Plan. The Plan shall continue in effect until July 31, 2024, unless terminated earlier under Section 17 of the Plan.

8. Options.

(a)	Term of Options. The term of each Option shall be not greater than ten (10) years from the date it was granted.

(b)	Option Exercise Price and Consideration.

(i)	Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(1)

In the case of an ISO granted to any Employee who, at the time the ISO is granted owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(2)

In the case of an ISO granted to any Employee other than an Employee described in subsection (ii) immediately above, the per Share price shall be no less than 100% of the Fair Market Value per Share on the date of the grant.

(3)	In the case of a NSO, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(4)

The exercise price for the Shares to be issued pursuant to an already granted Option may not be changed without the consent of the Company’s stockholders. This shall include, without limitation, a repricing of the Option as well as an option exchange program whereby the Participant agrees to cancel an existing Option in exchange for an Option, SAR or other Award.

(ii)

Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration, to the extent permitted by Applicable Laws, may consist entirely of:

(1)	Check;

(2)	other Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(3)	broker-assisted cashless exercise; or

(4)	any combination of the foregoing methods of payment; or

(5)	such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

(c)

Termination of Relationship as Service Provider. When a Participant’s status as a Service Provider terminates, other than from Misconduct, death or Disability, the Participant’s Option may be exercised

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2019 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

within the period of time specified in the Option Agreement to the extent that the Option is vested on the date of termination or such longer period of time determined by the Administrator (which may so specify after the date of the termination but before expiration of the Option) not to exceed five (5) years (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified period of time in the Plan or the Award Documentation, the Option shall remain exercisable for three (3) months following the date Participant ceased to be a Service Provider. If, on the date of termination, such Participant’s Option is not fully vested, then the unvested Shares shall revert to the Plan. If, after termination, the Participant’s Option is not fully exercised within the time specified, then the unexercised Shares covered by such Option shall revert to the Plan and such Option shall terminate.

(d)

Death or Disability of Participant. If a Participant’s status as a Service Provider terminates from death or Disability, then the Participant or the Participant’s estate, or such other person as may hold the Option, as the case may be, shall have the right for a period of twelve (12) months following the date of death or termination of status as a Service Provider for Disability, or for such other period as the Administrator may fix, to exercise the Option to the extent the Participant was entitled to exercise such Option on the date of death or termination of status as a Service Provider for Disability, or to such extent as may otherwise be specified by the Administrator (which may so specify after the date of death or Disability but before expiration of the Option), provided the actual date of exercise is in no event after the expiration of the term of the Option. A Participant’s estate shall mean his legal representative or any person who acquires the right to exercise an Option by reason of the Participant’s death or Disability.

(e)

Events Not Deemed Terminations. Unless otherwise provided in a Participant’s agreement for services as a Service Provider, such Participant’s status as a Service Provider shall not be considered interrupted in the case of (i) a leave of absence (approved by the Administrator) by a Participant who intends throughout such leave to return to providing services as a Director, Employee, or Consultant; (ii) sick leave; (iii) military leave; (iv) any other leave of absence approved by the Administrator, provided such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing; or (v) in the case of transfer between locations of the Company or among the Company and its Affiliates. In the case of any Participant on an approved leave of absence, the Administrator may make such provisions respecting suspension of vesting of the Option while on a leave described in subparts (i) through (v) above and/or resumption of vesting on return from such leave as it may deem appropriate, except that in no event shall an Option be exercised after the expiration of the term set forth in the Option.

(f)

ISO Rules. The Option Agreement for each ISO shall contain a statement that the Option it documents is an ISO. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which all ISOs held by a Participant are exercisable for the first time by such Participant during any calendar year exceeds $100,000, such excess Shares shall be treated as Shares subject to an NSO. For purposes of this Section 8(f), ISOs shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares subject to an ISO shall be determined as of the time the ISO with respect to such Shares is granted.

(g)

Buyout Provisions. Subject to Section 8(b)(i)(4), the Administrator may offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made; provided that the Administrator shall not make such offer without the consent of the Company’s stockholders with respect to an Option with a per share exercise price that is greater than Fair Market Value on the date of such offer.

9. Stock Appreciation Rights.

(a)	Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Service Providers at any time and from time to time as shall be determined by the Administrator, in its sole

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2019 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

discretion. The Administrator shall have complete discretion to determine the number of SARs granted to any Participant.

(b)

Exercise Price and other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan; provided, however, that no SAR may have a term of more than ten (10) years from the date of grant. In the case of an SAR, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant. The exercise price for the Shares or cash to be issued pursuant to an already granted SAR may not be changed without the consent of the Company’s stockholders. This shall include, without limitation, a repricing of the SAR as well as an SAR exchange program whereby the Participant agrees to cancel an existing SAR in exchange for an Option, SAR or other Award.

(c)	Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i)	the difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii)	the number of Shares with respect to which the SAR is exercised.

(d)	Payment upon Exercise of SAR. At the discretion of the Administrator, payment for an SAR may be in cash, Shares or a combination thereof.

(e)

SAR Agreement. Each SAR grant shall be evidenced by Award Documentation (a “SAR Agreement”) that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

(f)	Expiration of SARs. An SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Documentation.

(g)

Termination of Relationship as Service Provider. When a Participant’s status as a Service Provider terminates, other than from Misconduct, death or Disability, the Participant’s SAR may be exercised within the period of time specified in the SAR Agreement to the extent that the SAR is vested on the date of termination or such longer period of time determined by the Administrator (which may so specify after the date of the termination but before expiration of the SAR) not to exceed five (5) years (but in no event later than the expiration of the term of such SAR as set forth in the SAR Agreement). In the absence of a specified period of time in the Plan or the SAR Agreement, the SAR shall remain exercisable for three (3) months following the date Participant ceased to be a Service Provider. If, on the date of termination, such Participant’s SAR is not fully vested, then the unvested Shares shall revert to the Plan. If, after termination, the Participant’s SAR is not fully exercised within the time specified, then the unexercised Shares covered by such SAR shall revert to the Plan and such SAR shall terminate.

(h)

Death or Disability of Participant. If a Participant’s status as a Service Provider terminates from death or Disability, then the Participant or the Participant’s estate, or such other person as may hold the SAR, as the case may be, shall have the right for a period of twelve (12) months following the date of death or termination of status as a Service Provider for Disability, or for such other period as the Administrator may fix, to exercise the SAR to the extent the Participant was entitled to exercise such SAR on the date of death or termination of status as a Service Provider for Disability, or to such extent as may otherwise be specified by the Administrator (which may so specify after the date of death or Disability but before expiration of the SAR), provided the actual date of exercise is in no event after the expiration of the term of the SAR. A Participant’s estate shall mean his legal representative or any person who acquires the right to exercise an SAR by reason of the Participant’s death or Disability.

(i)	Events Not Deemed Terminations. Unless otherwise provided in a Participant’s agreement for services as a Service Provider, such Participant’s status as a Service Provider shall not be

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2019 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

considered interrupted in the case of (i) a leave of absence (approved by the Administrator) by a Participant who intends throughout such leave to return to providing services as a Director, Employee, or Consultant; (ii) sick leave; (iii) military leave; (iv) any other leave of absence approved by the Administrator, provided such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing; or (v) in the case of transfer between locations of the Company or among the Company and its Affiliates. In the case of any Participant on an approved leave of absence, the Administrator may make such provisions respecting suspension of vesting of the SAR while on a leave described in subparts (i) through (v) above and/or resumption of vesting on return from such leave as it may deem appropriate, except that in no event shall a SAR be exercised after the expiration of the term set forth in the SAR.

(j)

Buyout Provisions. Subject to Section 9(b), the Administrator may offer to buy out for a payment in cash or Shares an SAR previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made; provided that the Administrator shall not make such offer without the consent of the Company’s stockholders with respect to an SAR with a per share exercise price that is greater than Fair Market Value on the date of such offer.

10. Restricted Stock.

(a)

Grant of Restricted Stock. Subject to the terms and conditions of the Plan, Restricted Stock may be granted to Service Providers at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine (i) the number of Shares subject to a Restricted Stock Award granted to any Participant, and (ii) the conditions that must be satisfied, the vesting of which typically will be based on continued provision of services and/or satisfaction of Performance Goals. Once the Shares are issued, voting, dividend and other rights as a stockholder shall exist with respect to Restricted Stock.

(b)

Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions, including the purchase price, if any, of Restricted Stock granted under the Plan. Restricted Stock grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the Restricted Stock is granted. Any certificates representing the Restricted Stock shall bear such legends as shall be determined by the Administrator.

(c)

Restricted Stock Award Documentation. Each Restricted Stock grant shall be evidenced by Award Documentation (a “Restricted Stock Award Documentation”) that shall specify the purchase price (if any) and such other terms conditions, and restrictions as the Administrator, in its sole discretion, shall determine.

11. Restricted Stock Units.

(a)

Grant of Restricted Stock Units. Subject to the terms and conditions of the Plan, Restricted Stock Units may be granted to Service Providers at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine (i) the number of Shares subject to each Restricted Stock Units Award, and (ii) the conditions that must be satisfied, the vesting of which typically will be based on continued provision of services and/or satisfaction of Performance Goals. Until the Shares are issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Restricted Stock Units.

(b)

Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions, including the purchase price, if any, of Restricted Stock Units granted under the Plan. Restricted Stock Units Awards shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the Restricted Stock Units Award is granted.

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2019 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

Restricted Stock Units shall be denominated in units with each unit equivalent to one Share for purposes of determining the number of Shares subject to any Restricted Stock Units Award.

(c)

Restricted Stock Units Agreement. Each Restricted Stock Units grant shall be evidenced by Award Documentation (a “Restricted Stock Units Agreement”) that shall specify the purchase price, if any, and such other terms conditions, and restrictions as the Administrator, in its sole discretion, shall determine. Each Restricted Stock Units Agreement shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. A Restricted Stock Units Agreement may provide for dividend equivalent units.

(d)

Settlement. Settlement of vested Restricted Stock Units may be made in the form of (i) cash, (ii) Shares or (iii) any combination, as determined by the Administrator and may be settled in a lump sum or in installments. Distribution to a Participant of an amount (or amounts) from settlement of vested Restricted Stock Units may be deferred to a date after settlement as determined by the Administrator and in such manner as shall comply with Section 409A of the Code. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Restricted Stock Units is settled, the number of such Restricted Stock Units shall be subject to adjustment pursuant to the Plan. Notwithstanding the foregoing, settlement of vested Restricted Stock Units held by Participants who are residents of Canada or employed in Canada may be made only in the form of Shares.

12. Awards to Outside Directors. Notwithstanding anything herein to the contrary, the grant of any Award to a Director who is not also an Employee (an “Outside Director”) shall be made by the Board pursuant to a written non-discretionary formula established by the Board (the “Outside Director Equity Compensation Policy”). The Outside Director Equity Compensation Policy shall set forth the type of Award(s) to be granted to Outside Directors, the number of shares of Common Stock to be subject to Outside Director Awards, the conditions on which such Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Board determines in its discretion. Notwithstanding the terms of the Outside Director Equity Compensation Policy, the aggregate grant date fair value for financial reporting purposes of Awards granted during a calendar year to an Outside Director as compensation for his or her services as a Director, taken together with the cash fees paid during the calendar year to the Outside Director as compensation for his or her services as a Director, shall not exceed (a) $500,000 in total value in the case of an Outside Director other than the Chairman of the Board, and (b) $1,000,000 in total value in the case of the Chairman of the Board. For the avoidance of doubt, Awards granted to Outside Directors shall be subject to all of the other limitations set forth in the Plan.

13. Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the recipient, only by the recipient. Notwithstanding the foregoing, in no event may an Award be sold, pledged, assigned, hypothecated, transferred, or disposed of for consideration absent stockholder approval. If the Administrator makes an Award transferable in accordance with this Section 13, the Award Documentation for such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

14. Reserved.

15. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a)

Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award, the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, in each case as set forth in Section 3, as well as the price per share of Common Stock covered by each such outstanding Award and the ~~162(m)~~ annual ~~share issuance~~award limits under Section 6(d) shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected

ADVANCED MICRO DEVICES, INC.  |  2019 Proxy Statement    A-13

2019 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

without receipt of consideration.” Such adjustment shall be made by the Compensation Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

(b)

Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Award until ten (10) days prior to such transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised or vested an Award will terminate immediately prior to the consummation of such proposed action.

(c)

Merger or Asset Sale. In the event of a merger of the Company with or into another corporation (as such merger is described in Section 2(h) herein), or the sale of substantially all of the assets of the Company (as such sale is described in Section 2(h) herein), each outstanding Award shall be assumed or an equivalent Award substituted by the successor corporation or related corporation. In the event that the successor corporation refuses to assume or substitute for the Award, the Participant shall fully vest in and have the right to fully exercise the Awards and all forfeiture restrictions on any or all of such Awards shall lapse, including Shares as to which it would not otherwise be vested or exercisable. If an Award becomes fully vested and exercisable in lieu of assumption or substitution in the event of such a merger or sale of assets, the Administrator shall notify the Participant in writing or electronically that the Award shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Award shall terminate upon the expiration of such period. For the purposes of this subsection, the Award shall be considered assumed if, following such merger or sale of assets, the Award confers the right to purchase or receive, for each Share of Awarded Stock subject to the Award immediately prior to such merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in such merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in such merger or sale of assets is not solely common stock of the successor corporation or related corporation, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share of Awarded Stock subject to the Award, to be solely common stock of the successor corporation or related corporation equal in fair market value to the per share consideration received by holders of Common Stock in such merger or sale of assets.

(d)

Change of Control. Unless otherwise provided in a Participant’s agreement for services as an employee of the Company, if, within one year after a Change of Control has occurred, such Participant’s status as an employee of the Company is terminated by the Company (including for this purpose any successor to the Company due to such Change of Control and any employer that is an Affiliate of such successor) for any reason other than for Misconduct or, if applicable, terminated by such Participant as a Constructive Termination, then all Awards held by such Participant shall become fully vested for exercise upon the date of termination of such status, irrespective of the vesting provisions of such Participant’s Award Documentations.

(e)	Other Terms.

(i)

The Administrator may, in its sole discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

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2019 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

(i)

With respect to ~~Awards which are granted to “covered employees” within the meaning of Section 162(m) of the Code and are intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code~~a Grandfathered Qualified Performance-Based Award, no adjustment or action described in this Section 15 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify as “performance-based compensation~~,~~” (within the meaning of Prior Section 162(m) of the Code), unless the Administrator determines that the Award should not so qualify. No adjustment or action described in this Section 15 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16(b) or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions.

(ii)

The existence of the Plan, the Award Documentation and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(iii)

No action shall be taken under this Section 15 which shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.

16. Date of Grant. The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each recipient within a reasonable time after the date of such grant. The date of grant of an Option or SAR shall be the date the Company completes the corporate action constituting an offer of stock for sale to a Participant under the terms and conditions of the Option or SAR; provided that such corporate action shall not be considered complete until the date on which the maximum number of shares that can be purchased under the Option and the minimum Option price are fixed or determinable.

17. Amendment and Termination of the Plan.

(a)	Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b)

Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws and shall obtain stockholder approval for any amendment to the Plan to increase the number of shares available under the Plan, to change the class of employees eligible to participate in the Plan, to permit the Administrator to grant Options and SARs with an exercise price that is below Fair Market Value on the date of grant, to permit the Administrator to extend the exercise period for an Option or SAR beyond ten years from the date of grant, or to provide for additional material benefits under the Plan.

(c)

Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

ADVANCED MICRO DEVICES, INC.  |  2019 Proxy Statement    A-15

2019 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

18. Conditions Upon Issuance of Shares.

(a)

Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of the Award or the issuance and delivery of such Shares (or the cash equivalent thereof) shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under Applicable Laws. The Company will be under no obligation to register the Shares with the United States Securities and Exchange Commission or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

(b)

Investment Representations. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

19. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder (or the cash equivalent thereof), shall relieve the Company of any liability in respect of the failure to issue or sell such Shares (or the cash equivalent thereof) as to which such requisite authority shall not have been obtained.

20. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

21. Stockholder Approval. This Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date of adoption by the Board. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

22. Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Documentation evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Documentations shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Accordingly, with respect to an Award that the Administrator determines is subject to Section 409A of the Code, (a) termination of services as a Service Provider shall be determined based on the principles under Section 409A of the Code regarding a separation from service, (b) if the Change of Control definition contained in the Award Documentation does not comport with the definition of “change of control” for purposes of a distribution under Section 409A of the Code, then any payment due under such Award shall be delayed until the earliest time that such payment would be permitted under Section 409A of the Code and (c) if the Administrator determines that the Participant granted such Award is a “specified employee” as defined under Section 409A of the Code, then any payment due under such Award upon the Participant’s separation from service shall not be paid until the first business day following the date that is 6 months following the date of the Participant’s separation from service. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Award Documentation or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

A-16    ADVANCED MICRO DEVICES, INC.  |  2019 Proxy Statement

ADVANCED MICRO DEVICES, INC. PROXY SERVICES C/O COMPUTERSHARE P.O. BOX 43004 PROVIDENCE, RI 02940 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 14, 2019. Have your proxy card in hand when you access the web site, the control number that is printed in the box marked by the arrow below available and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to AMD.onlineshareholdermeeting.com You may attend the Meeting via the Internet and vote during the Meeting. Have your proxy card in hand when you access the web site, the control number that is printed in the box marked by the arrow below available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 14, 2019. Have your proxy card in hand when you call, the control number that is printed in the box marked by the arrow below available and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E66790-P17596 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. ADVANCED MICRO DEVICES, INC. The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors Nominees: 1a. John E. Caldwell 1b. Nora M. Denzel 1c. Mark Durcan 1d. Joseph A. Householder 1e. John W. Marren 1f. Lisa T. Su 1g. Abhi Y. Talwalkar For Against Abstain 2. Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year. 3. Approval of the amendment and restatement of the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan. 4. Advisory vote to approve the executive compensation of our named executive officers. 5. Transact any other business that properly comes before our Annual Meeting or any adjournment or postponement thereof. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If the stock is issued in the name of two or more persons, all of them should sign the proxy. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

2485 Augustine Drive Santa Clara, CA 95054 (408) 749-4000 You are cordially invited to attend our 2019 Annual Meeting of Stockholders to be held on Wednesday, May 15, 2019 at 9:00 a.m. Pacific Time at AMD, 2485 Augustine Drive, Santa Clara, CA 95054. Regardless of whether or not you plan to attend the meeting, it is important that these shares be voted. Accordingly, we ask that you either vote by Internet or by telephone or sign and return your proxy card as soon as possible in the envelope provided. Stockholders of record at the close of business on March 18, 2019 and holders of proxies for those stockholders may attend and vote at our annual meeting. To attend our annual meeting in person, you must present valid photo identification, and, if you hold shares through a broker, bank, trustee or nominee (i.e., in street name), you must also present a letter from your broker or other nominee showing that you were the beneficial owner of the shares on March 18, 2019. This year, we are also pleased to offer a virtual annual meeting at which our stockholders can view our annual meeting at AMD.onlineshareholdermeeting.com. Stockholders at the close of business on March 18, 2019 may also ask questions and vote at our annual meeting via the Internet. We hope this will allow our stockholders who are unable to attend our annual meeting in person to participate in our annual meeting. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 29, 2018 are available at www.proxyvote.com. E66791-P17596 PROXY ADVANCED MICRO DEVICES, INC. Annual Meeting of Stockholders on May 15, 2019 This proxy is solicited by the Board of Directors The undersigned appoints LISA T. SU and HARRY A. WOLIN as proxies for the undersigned, with full power of substitution, to represent and to vote all the stock of the undersigned in the matters set forth in the 2019 Proxy Statement related to the Annual Meeting of Stockholders of Advanced Micro Devices, Inc. (AMD) to be held on Wednesday, May 15, 2019 and at any adjournment(s) or postponement(s) thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment(s) or postponement(s) thereof. If properly executed, this proxy shall be voted in accordance with the instructions given. To the extent no directions are given on a proposal, the proxyholder will vote FOR the election of the 7 director nominees listed on the reverse side, FOR the ratification of the appointment of Ernst & Young LLP as AMD’s independent registered public accounting firm for the current fiscal year, FOR the approval of the amendment and restatement of the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan, FOR the advisory vote to approve the executive compensation of AMD’s named executive officers, and in the discretion of the proxyholder, on other matters that may properly be presented at the meeting. The undersigned may revoke this proxy at any time prior to its exercise or may attend the meeting and vote in person. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE. Continued and to be signed on reverse side